                                                         FREE WRITING PROSPECTUS
                                                      FILED PURSUANT TO RULE 433
                                          REGISTRATION STATEMENT NO.: 333-140804

MARCH 9, 2007                                                   JPMCC 2007-LDP10

                      STRUCTURAL AND COLLATERAL TERM SHEET

                          --------------------------

                                 $4,723,143,000
                                 (Approximate)

             J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2007-LDP10

                          --------------------------

                           JPMORGAN CHASE BANK, N.A.
                        UBS REAL ESTATE SECURITIES INC.
                         NOMURA CREDIT & CAPITAL, INC.
                          EUROHYPO AG, NEW YORK BRANCH
                        PNC BANK, NATIONAL ASSOCIATION
                       Sponsors and Mortgage Loan Sellers

                           AIG MORTGAGE CAPITAL, LLC
                              Mortgage Loan Seller

JPMORGAN                                                     UBS INVESTMENT BANK

CITIGROUP GLOBAL MARKETS, INC.

                          COMMERZBANK CORPORATES & MARKETS

                                                         PNC CAPITAL MARKETS LLC

This material is for your information, and none of J.P. Morgan Securities Inc.,
UBS Securities LLC, Citigroup Global Markets Inc., Commerzbank Capital Markets
Corp. and PNC Capital Markets LLC (collectively, the "Underwriters") are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-140804) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor or any Underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 866-400-7834 or by emailing Avinash Bappanad at
bappanad_avinash@jpmorgan.com.

The offered certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of offered certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles"
generated by us, will not create binding contractual obligations for you or us.

As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any underwriter will have any obligation to you to deliver any portion of the offered certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain offered certificates described in this free writing prospectus. This free writing prospectus is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this free writing prospectus may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this free writing prospectus. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this free writing prospectus. The information contained herein is supplemented and qualified by information contained in the free writing prospectus (the "Free
Writing Prospectus"), dated March 9, 2007.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY THE UNDERWRITERS AND NOT BY THE
ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. THE UNDERWRITERS ARE NOT
ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                                  KEY FEATURES
--------------------------------------------------------------------------------

CO-LEAD MANAGERS:        J.P. Morgan Securities Inc. (Sole Bookrunner) UBS
                         Securities LLC

CO-MANAGERS:             Citigroup Global Markets, Inc., Commerzbank Capital
                         Markets Corp. and PNC Capital Markets LLC

MORTGAGE LOAN SELLERS:   JPMorgan Chase Bank, N.A. (29.3%), UBS Real Estate
                         Securities Inc. (23.6%), Nomura Credit & Capital, Inc.
                         (22.9%), Eurohypo AG, New York Branch (17.3%), PNC
                         Bank, National Association (5.4%) and AIG Mortgage
                         Capital, LLC (1.5%)

MASTER SERVICERS:        Midland Loan Services, Inc. with respect to (53.5)% of
                         the cut-off date principal balance of the mortgage
                         loans and Wachovia Bank, National Association with
                         respect to (46.5)% of the cut-off date principal
                         balance of the mortgage loans

SPECIAL SERVICER:        J.E. Robert Company, Inc.

TRUSTEE:                 Wells Fargo Bank, N. A.

CO-TRUSTEE:              LaSalle Bank National Association

RATING AGENCIES:         Fitch, Inc. and Moody's Investors Service, Inc.

PRICING DATE:            On or about March 22, 2007

CLOSING DATE:            On or about March 29, 2007

CUT-OFF DATE:            With respect to each mortgage loan, the related due
                         date of that mortgage loan in March 2007, or with
                         respect to those mortgage loans that have their first
                         payment date after March 2007, the origination date of
                         that mortgage loan

DISTRIBUTION DATE:       15th of each month, or if the 15th day is not a
                         business day, on the next succeeding business day,
                         beginning in April 2007

PAYMENT DELAY:           14 days

TAX STATUS:              REMIC

ERISA CONSIDERATION:     It is expected that the Offered Certificates will be
                         ERISA eligible

OPTIONAL TERMINATION:    1.0% (Clean-up Call)

MINIMUM DENOMINATIONS:   $10,000 for each class of Certificates, other than the
                         Class A-2SFL and A-MFL Certificates, which will both
                         have a $100,000 minimum denomination

SETTLEMENT TERMS:        DTC, Euroclear and Clearstream Banking

--------------------------------------------------------------------------------
                           COLLATERAL CHARACTERISTICS
--------------------------------------------------------------------------------

                                                         ALL MORTGAGE        LOAN            LOAN           LOAN           LOAN
COLLATERAL CHARACTERISTICS                                  LOANS          GROUP S        GROUP R-1      GROUP R-2       GROUP R
--------------------------                              --------------  --------------  --------------  ------------  --------------

INITIAL POOL BALANCE (IPB):                             $5,344,434,186  $1,741,135,664  $3,091,340,757  $511,957,765  $3,603,298,522
NUMBER OF MORTGAGE LOANS:                                          229              58             134            37             171
NUMBER OF MORTGAGED PROPERTIES:                                    330              78             214            38             252
AVERAGE CUT-OFF DATE BALANCE PER MORTGAGE LOAN:            $23,338,141     $30,019,580     $23,069,707   $13,836,696     $21,071,921
AVERAGE CUT-OFF DATE BALANCE PER PROPERTY:                 $16,195,255     $22,322,252     $14,445,518   $13,472,573     $14,298,804
WEIGHTED AVERAGE (WA) CURRENT MORTGAGE RATE:                   5.7631%         5.7612%         5.7630%       5.7705%         5.7641%
WEIGHTED AVERAGE UNDERWRITTEN (UW) DSCR(1):                      1.40x           1.52x           1.36x         1.25x           1.34x
WEIGHTED AVERAGE CUT-OFF DATE LOAN-TO-VALUE (LTV)(2):            73.3%           69.3%           74.8%         77.4%           75.2%
WEIGHTED AVERAGE MATURITY DATE LTV(2,3):                         71.3%           68.9%           72.1%         74.4%           72.5%
WEIGHTED AVERAGE REMAINING TERM TO MATURITY (MOS):          102 months       66 months      119 months    119 months      119 months
WEIGHTED AVERAGE ORIGINAL AMORTIZATION TERM (MOS)(4):       350 months      342 months      350 months    360 months      352 months
WEIGHTED AVERAGE SEASONING (MONTHS):                          2 months        2 months         1 month       1 month         1 month
10 LARGEST MORTGAGE LOANS AS % OF IPB:                           32.8%           63.2%           50.1%         65.7%           42.9%
% OF MORTGAGE LOANS WITH ADDITIONAL DEBT:                        21.6%           24.9%           21.7%         10.2%           20.0%
% OF MORTGAGE LOANS WITH SINGLE TENANTS:                          5.6%            0.8%            9.3%          0.0%            8.0%

_______________

(1)   With respect to certain mortgage loans, (UW) DSCR was calculated net of certain reserves and/or certain other assumptions or adjustments were made in making such calculation.

(2)   With respect to certain mortgage loans, the loan-to-value ratios were based upon the "as-stabilized" values other than the "as is" value or with certain other adjustments as defined in the related appraisal.

(3)   Excludes the fully amortizing mortgage loans.

(4)   Excludes mortgage loans that are interest-only for the entire term.

                                    2 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                        APPROXIMATE SECURITIES STRUCTURE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          EXPECTED                       CREDIT      EXPECTED
          RATINGS                       SUPPORT      WEIGHTED       EXPECTED
         (MOODY'S/    APPROXIMATE        (% OF       AVG LIFE        PAYMENT
           FITCH)    FACE AMOUNT(1)   BALANCE)(2)   (YEARS)(3)      WINDOW(3)
--------------------------------------------------------------------------------
PUBLICLY OFFERED CERTIFICATES
  A-1     Aaa/AAA    $   42,365,000     30.000%        2.78       04/07 - 03/12
  A-2     Aaa/AAA    $  250,000,000     30.000%        8.38       03/12 - 11/16
  A-3     Aaa/AAA    $1,717,986,000     30.000%        9.80       11/16 - 02/17
  A-1A    Aaa/AAA    $  511,957,000     30.000%        9.71       04/07 - 03/17
  X4      Aaa/AAA    $5,344,434,186       N/A          N/A            N/A
  A-M     Aaa/AAA    $  260,330,000     20.000%        9.96       03/17 - 03/17
  A-MFL   Aaa/AAA    $  100,000,000     20.000%        9.96       03/17 - 03/17
  A-J     Aaa/AAA    $  301,777,000     11.625%        9.96       03/17 - 03/17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         EXPECTED                       CREDIT       EXPECTED
         RATINGS                        SUPPORT      WEIGHTED       EXPECTED
        (MOODY'S/     APPROXIMATE        (% OF       AVG LIFE        PAYMENT
         FITCH)      FACE AMOUNT(1)   BALANCE)(2)   (YEARS)(3)      WINDOW(3)
--------------------------------------------------------------------------------
PRIVATELY OFFERED CERTIFICATES
  B      Aa2/AA      $   72,066,000     9.625%          N/A            N/A
  C      Aa3/AA-     $   27,024,000     8.875%          N/A            N/A
  D       A2/A       $   49,546,000     7.500%          N/A            N/A
  E       A3/A-      $   40,537,000     6.375%          N/A            N/A
  F     Baa1/BBB+    $   45,041,000     5.125%          N/A            N/A
  G     Baa2/BBB     $   45,041,000     3.875%          N/A            N/A
  H     Baa3/BBB-    $   40,538,000     2.750%          N/A            N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          EXPECTED                       CREDIT      EXPECTED
          RATINGS                       SUPPORT      WEIGHTED       EXPECTED
         (MOODY'S/    APPROXIMATE        (% OF       AVG LIFE        PAYMENT
           FITCH)    FACE AMOUNT(1)   BALANCE)(2)   (YEARS)(3)      WINDOW(3)
--------------------------------------------------------------------------------
PUBLICLY OFFERED CERTIFICATES
  A-1S    Aaa/AAA    $  200,000,000     30.000%        4.51       04/7 - 11/11
  A-2S    Aaa/AAA    $  688,857,000     30.000%        4.84       11/11 - 04/12
  A-2SFL  Aaa/AAA    $  250,000,000     30.000%        4.84       11/11 - 04/12
  A-3S    Aaa/AAA    $   79,937,000     30.000%        5.96       04/12 - 04/13
  X4      Aaa/AAA    $5,344,434,186       N/A          N/A             N/A
  A-MS    Aaa/AAA    $  174,114,000     20.000%        6.51       04/13 - 12/13
  A-JS    Aaa/AAA    $  145,820,000     11.625%        6.71       12/13 - 01/14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         EXPECTED                       CREDIT       EXPECTED
         RATINGS                        SUPPORT      WEIGHTED       EXPECTED
        (MOODY'S/     APPROXIMATE        (% OF       AVG LIFE        PAYMENT
         FITCH)      FACE AMOUNT(1)   BALANCE)(2)   (YEARS)(3)      WINDOW(3)
--------------------------------------------------------------------------------
PRIVATELY OFFERED CERTIFICATES
  B-S    Aa2/AA      $   34,823,000     9.625%         N/A             N/A
  C-S    Aa3/AA-     $   13,058,000     8.875%         N/A             N/A
  D-S     A2/A       $   23,941,000     7.500%         N/A             N/A
  E-S    A3/A-       $   19,588,000     6.375%         N/A             N/A
  F-S   Baa1/BBB+    $   21,764,000     5.125%         N/A             N/A
  G-S   Baa2/BBB     $   21,764,000     3.875%         N/A             N/A
  H-S   Baa3/BBB-    $   19,588,000     2.750%         N/A             N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         EXPECTED                       CREDIT       EXPECTED
         RATINGS                        SUPPORT      WEIGHTED       EXPECTED
        (MOODY'S/     APPROXIMATE        (% OF       AVG LIFE        PAYMENT
         FITCH)      FACE AMOUNT(1)   BALANCE)(2)   (YEARS)(3)      WINDOW(3)
--------------------------------------------------------------------------------
PRIVATELY OFFERED CERTIFICATES
  J     Ba1/BB+      $   20,041,000     2.375%         N/A             N/A
  K     Ba2/BB       $   20,042,000     2.000%         N/A             N/A
  L     Ba3/BB-      $   13,361,000     1.750%         N/A             N/A
  M      B1/B+       $    6,681,000     1.625%         N/A             N/A
  N      B2/B        $    6,680,000     1.500%         N/A             N/A
  P      B3/B-       $   13,361,000     1.250%         N/A             N/A
  NR     NR/NR       $   66,806,186       N/A          N/A             N/A
--------------------------------------------------------------------------------

(1)   Approximate, subject to a permitted variance of plus or minus 5%.

(2)   The credit support percentages set forth for the Class A-1, Class A-1S,
      Class A-2, Class A-2S, Class A-2SFL, Class A-3, Class A-3S and Class A-1A
      certificates are represented in the aggregate without regard to loan groups and taking into account each certificate with a lower distribution priority; the Class A-M, Class A-MFL and Class A-MS certificates are represented in the aggregate in the same manner, as are the Class A-J and
      Class A-JS certificates and each subsequent group of certificates with the same certificate rating.

(3)   The weighted average life and period during which distributions of principal would be received with respect to each class of certificates is based on the assumptions set forth under "Yield and Maturity
      Considerations-Weighted Average Life" in the Free Writing Prospectus, and
      the assumptions that (a) there are no prepayments or losses on the mortgage loans and (b) each mortgage loan pays off on its scheduled maturity date.

(4)   The Class X certificates are entitled to a Pass-Through Rate composed of strips from each other certificate (other than the Class A-2SFL and Class
      A-MFL, Class R, Class MR and Class LR Certificates) and the Class A-2SFL
      and Class A-MFL Regular Interests. However, interest is allocated to the
      Class X certificates from funds from Loan Group R and Loan Group S separately based on the Class X-R distribution amount and the Class X-S distribution Amount. As a result, distributions on the Class X certificates on any Distribution Date may have a shortfall as a result of shortfalls in respect of a particular loan group even if certificates with a lower rating may be receiving interest from the loan group without a shortfall. See "Interest Distributions to Certificates in the "Y"
      Structure Waterfall" below.

                                    3 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE "Y" STRUCTURE WATERFALL
--------------------------------------------------------------------------------

                       [CHART OF "Y" STRUCTURE WATERFALL]

GENERAL DESCRIPTION OF THE "Y" STRUCTURE WATERFALL

o     For the purposes of making interest and principal distributions to each investment grade rated Class of Certificates, the pool of mortgage loans will be deemed to consist of two loan groups ("Loan Group R" and "Loan
      Group S"). For purposes of making distributions to the Class A-1, Class
      A-2, Class A-3 and Class A-1A Certificates, Loan Group R will be further deemed to consist of 2 distinct loan groups ("Loan Group R-1" and "Loan
      Group R-2").

o     Generally, interest and principal distributions on the Class A-1, Class
      A-2, Class A-3, Class A-1A, Class A-M, Class A-J, Class B, Class C, Class
      D, Class E, Class F, Class G and Class H Certificates and the Class A-MFL
      Regular Interest (which fixed interest payment on the Class A-MFL Regular
      Interest will be swapped under the related Swap Contract to a floating interest payment to the Class A-MFL Certificates as described in the Free
      Writing Prospectus) will be based on amounts available relating to Loan
      Group R. For purposes of those distributions, generally interest and principal distributions on the Class A-1, Class A-2 and Class A-3
      Certificates will be based on amounts available relating to Loan Group R-1 and interest and principal distributions on the Class A-1A Certificates will be based on amounts available relating to Loan Group R-2.

o     Generally, interest and principal distributions on the Class A-1S, Class
      A-2S, Class A-3S, Class A-MS, Class A-JS, Class B-S, Class C-S, Class D-S,
      Class E-S, Class F-S, Class G-S and Class H-S Certificates and the Class
      A-2SFL Regular Interest (which fixed interest payment on the Class A-2SFL
      Regular Interest will be swapped under the related Swap Contract to a floating interest payment to the Class A-2SFL Certificates as described in the Free Writing Prospectus) will be based on amounts available relating to Loan Group S.

o     Generally, interest distributions on the Class X Certificates will be based on amounts available relating to both Loan Group S and Loan Group R.

o     For the purposes of making interest and principal distributions to each non-investment grade rated Class of Certificates, the pool of mortgage loans will be deemed to consist of all mortgage loans then outstanding
      (without regard to loan group).

o     Losses (regardless of loan group) will be borne by the Classes (other than the Class A-2SFL, Class A-MFL and Class X Certificates) and the Class
      A-2SFL and Class A-MFL Regular Interests in reverse sequential order, from the Class NR Certificates up to the Class J Certificates, and then pro rata to the Class H and Class H-S Certificates, and then pro rata to the
      Class G and Class G-S Certificates, and then pro rata to the Class F and
      Class F-S Certificates, then pro rata to the Class E and Class E-S
      Certificates, then pro rata to the Class D and Class D-S Certificates, then pro rata to the Class C and Class C-S Certificates, then pro rata to the Class B and Class B-S Certificates, then pro rata to the Class A-J and
      Class A-JS Certificates, then pro rata to the Class A-M and Class A-MS
      Certificates and the Class A-MFL Regular Interest, and then pro rata to the Class A-1, Class A-1S, Class A-2, Class A-2S, Class A-3, Class A-3S
      and Class A-1A Certificates and the Class A-2SFL Regular Interest.

                                    4 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE "Y" STRUCTURE WATERFALL
--------------------------------------------------------------------------------

INTEREST DISTRIBUTIONS TO CERTIFICATES IN THE "Y" STRUCTURE WATERFALL

o     The available distribution amount from the mortgage loans in Loan Group R
      (and, after the Class H-S Certificates have been paid in full, the available distribution amount from the mortgage loans in Loan Group S)
      will be distributed concurrently (a) to the Class A-1, Class A-2, Class
      A-3 and Class A-1A Certificates, in each case up to an amount equal to all accrued and unpaid interest on that Class (pro rata to the Class A-1,
      Class A-2 and Class A-3 Certificates from Loan Group R-1, and to the Class
      A-1A Certificates from Loan Group R-2) and (b) to the Class X Certificates up to an amount equal to the Class X-R Interest Distribution Amount and then, after payment of the principal distribution amount to those Classes
      (other than the Class X Certificates), interest will be paid concurrently to the Class A-M Certificates and the Class A-MFL Regular Interest, in
      each case up to an amount equal to all accrued and unpaid interest on that
      Class, and then sequentially to the Class A-J, Class B, Class C, Class D,
      Class E, Class F, Class G and Class H Certificates.

o     The available distribution amount from the mortgage loans in Loan Group S
      (and, after the Class H Certificates have been paid in full, the available distribution amount from the mortgage loans in Loan Group R) will be distributed concurrently (a) to the Class A-1S, Class A-2S and Class A-3S
      Certificates and the Class A-2SFL Regular Interest, in each case up to an amount equal to all accrued and unpaid interest on that Class and (b) to the Class X Certificates up to an amount equal to the Class X-S Interest
      Distribution Amount and then, after payment of the principal distribution amount to those Classes (other than the Class X Certificates), interest will be paid sequentially to the Class A-MS, Class A-JS, Class B-S, Class
      C-S, Class D-S, Class E-S, Class F-S, Class G-S and Class H-S
      Certificates.

o     After the above described distributions to the Class A-1, Class A-1S,
      Class A-2, Class A-2S, Class A-3, Class A-3S, Class A-1A, Class X, Class
      A-M, Class A-MS, Class A-J, Class A-JS, Class B, Class B-S, Class C, Class
      C-S, Class D, Class D-S, Class E, Class E-S, Class F, Class F-S, Class G,
      Class G-S, Class H and Class H-S Certificates and the Class A-2SFL and
      Class A-MFL Regular Interests, the available distribution amount from the mortgage loans in Loan Group S and in Loan Group R will be paid sequentially to Class J, Class K, Class L, Class M, Class N, Class P and
      Class NR, in each case up to an amount equal to all accrued and unpaid interest on that Class.

The "Class X-R Interest Distribution Amount" is generally an amount equal to (a)
prior to the date on which the Class H-S Certificates have paid in full, (1) all accrued and unpaid interest on the Class X Certificates multiplied by (2) a fraction whose numerator is the stated principal balance of all mortgage loans in Loan Group R and whose denominator is the stated principal balance of all mortgage loans and (b) after the date on which the Class H-S Certificates have been paid in full, all accrued and unpaid interest on the Class X Certificates.

The "Class X-S Interest Distribution Amount" is generally an amount equal to (a)
prior to the date on which the Class H Certificates have paid in full, (1) all accrued and unpaid interest on the Class X Certificates multiplied by (2) a fraction whose numerator is the stated principal balance of all mortgage loans in Loan Group S and whose denominator is the stated principal balance of all mortgage loans and (b) after the date on which the Class H Certificates have been paid in full, all accrued and unpaid interest on the Class X Certificates.

o     The pass-through rates on the Class A-1, Class A-2, Class A-3, Class A-1A,
      Class A-M, Class A-J, Class B, Class C, Class D, Class E, Class F, Class G
      and Class H Certificates and Class A-MFL Regular Interest will equal one of (i) a fixed rate, (ii) the weighted average of the net mortgage rates on the mortgage loans in Loan Group R (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve
      30-day months) (the "Group R Cap"), (iii) a rate equal to the lesser of a specified fixed pass-through rate and the Group R Cap and (iv) the Group R
      Cap less a specified percentage.

o     The pass-through rates on the Class A-1S, Class A-2S, Class A-3S, Class
      A-MS, Class A-JS, Class B-S, Class C-S, Class D-S, Class E-S, Class F-S,
      Class G-S and Class H-S Certificates and Class A-2SFL Regular Interest
      will equal one of (i) a fixed rate, (ii) the weighted average of the net mortgage rates on the mortgage loans in Loan Group S (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) (the "Group S Cap"), (iii) a rate equal to the lesser of a specified fixed pass-through rate and the Group S
      Cap and (iv) the Group S Cap less a specified percentage.

o     The pass-through rate on the Class A-2SFL and Class A-MFL Certificates will be based on LIBOR plus a specified percentage, provided, that interest payments made under the swap contracts are subject to reduction as described in the Free Writing Prospectus. The initial LIBOR rate will be determined 2 LIBOR business days prior to the Closing Date, and subsequent LIBOR rates will be determined 2 LIBOR business days before the start of the A-2SFL and Class A-MFL interest accrual period. Under certain circumstances described in the Free Writing Prospectus, the pass-through rate for each of the Class A-2SFL and Class A-MFL Certificates may convert to a fixed rate. See "Description of the Swap Contracts--The Swap
      Contracts" in the Free Writing Prospectus. There may be special requirements under ERISA for purchasing the Class A-2SFL and Class A-MFL
      Certificates. See "Certain ERISA Considerations" in the Free Writing
      Prospectus.

o     The pass-through rates on the Class J, Class K, Class L, Class M, Class N,
      Class P and Class NR Certificates will equal one of (i) a fixed rate, (ii)
      the Pool Cap, (iii) a rate equal to the lesser of a specified fixed pass-through rate and the Pool Cap and (iv) the Pool Cap less a specified percentage.

      The "Pool Cap" is the weighted average of (x) the Group S Cap and (y) the
      Group R Cap, in each case weighted on the basis of the related Group
      Subordinated Amount.

                                    5 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE "Y" STRUCTURE WATERFALL
--------------------------------------------------------------------------------

      The "Group Subordinate Amount" for any distribution date (i) for the mortgage loans in Loan Group R, will be equal to the excess of the aggregate principal balance of the mortgage loans in Loan Group R as of the beginning of the related due period over the outstanding principal balance of the Class A-1, Class A-2, Class A-3, Class A-1A, Class A-M,
      Class A-J, Class B, Class C, Class D, Class E, Class F, Class G and Class
      H Certificates and the Class A-MFL Regular Interest immediately prior to such distribution date and (ii) for the mortgage loans in Loan Group S will be equal to the excess of the aggregate principal balance of the mortgage loans in Loan Group S as of the beginning of the related due period over the aggregate outstanding principal balance of the Class A-1S,
      Class A-2S, Class A-3S, Class A-MS, Class A-JS, Class B-S, Class C-S,
      Class D-S, Class E-S, Class F-S, Class G-S and Class H-S Certificates and
      the Class A-2SFL Regular Interest immediately prior to such distribution date.

      In the aggregate, the Class X Certificates will receive the net interest on the mortgage loans in excess of the interest paid on the other
      Certificates (other than the Class A-2SFL and Class A-MFL Certificates)
      and the Class A-2SFL and Class A-MFL Regular Interests. All Classes of
      certificates (except for the A-2SFL and Class A-MFL Certificates) and the
      Class A-2SFL and Class A-MFL Regular Interests will accrue interest on a
      30/360 basis. The A-2SFL and Class A-MFL Certificates will accrue interest on an actual/360 basis; provided that if the pass-through rate for the
      Class A-2SFL or Class A-MFL Certificates converts to a fixed rate, interest will accrue on those certificates on a 30/360 basis.

PRINCIPAL DISTRIBUTIONS TO CERTIFICATES IN THE "Y" STRUCTURE WATERFALL

o     Principal advanced or collected from mortgage loans in Loan Group S (and, after the Class H Certificates have been paid in full, principal advanced or collected from the mortgage loans in Loan Group R) will generally be distributed on each Distribution Date to the Class A-1S and then to the
      Class A-2S Certificates and the Class A-2SFL Regular Interest, pro rata, then to the Class A-3S, Class A-MS, Class A-JS, Class B-S, Class C-S,
      Class D-S, Class E-S, Class F-S, Class G-S and Class H-S Certificates, in
      that order, in each case until the certificate balance for that Class has been reduced to zero. However, on any distribution date on which the certificate balances of the Class A-M, Class A-MS, Class A-J, Class A-JS,
      Class B, Class B-S, Class C, Class C-S, Class D, Class D-S, Class E, Class
      E-S, Class F, Class F-S, Class G, Class G-S, Class H, Class H-S, Class J,
      Class K, Class L, Class M, Class N, Class P and Class NR Certificates and
      the Class A-MFL Regular Interest have been reduced to zero, distributions of principal collected or advanced in respect of the mortgage loans without regard to loan group will be distributed to the Class A-1, Class
      A-1S, Class A-2, Class A-2S, Class A-3, Class A-3S and Class A-1A
      Certificates and the Class A-2SFL Regular Interest on a pro rata basis.

o     Generally, the Class A-1, Class A-2 and Class A-3 Certificates will be entitled to receive distributions of principal collected or advanced only in respect of mortgage loans in Loan Group R-1 (and, after the Class H-S
      Certificates have been paid in full, principal advanced or collected from the mortgage loans in Loan Group S) until the certificate balance of the
      Class A-1A Certificates has been reduced to zero, and the Class A-1A
      Certificates will be entitled to receive distributions of principal collected or advanced only in respect of mortgage loans in Loan Group R-2
      (and, after the Class H-S Certificates have been paid in full, principal advanced or collected from the mortgage loans in Loan Group S) until the certificate balances of the Class A-1, Class A-2 and Class A-3
      Certificates have been reduced to zero. After the Class A-1, Class A-2,
      Class A-3 and Class A-1A Certificates have been paid in full, principal advanced or collected from mortgage loans in Loan Group R (and, after the
      Class H-S Certificates have been paid in full, principal advanced or collected from the mortgage loans in Loan Group S) will generally be distributed on each Distribution Date to the Class A-M Certificates and the Class A-MFL Regular Interest, pro rata, and then to the Class A-J,
      Class B, Class C, Class D, Class E, Class F, Class G and Class H
      Certificates, in that order, in each case until the certificate balance for that Class has been reduced to zero. However, on any distribution date on which the certificate balances of the Class A-M, Class A-MS, Class A-J,
      Class A-JS, Class B, Class B-S, Class C, Class C-S, Class D, Class D-S,
      Class E, Class E-S, Class F, Class F-S, Class G, Class G-S, Class H, Class
      H-S, Class J, Class K, Class L, Class M, Class N, Class P and Class NR
      Certificates and the Class A-MFL Regular Interest have been reduced to zero, distributions of principal collected or advanced in respect of the mortgage loans without regard to loan group will be distributed to the
      Class A-1, Class A-1S, Class A-2, Class A-2S, Class A-3 and Class A-1A
      Certificates and the Class A-2SFL Regular Interest on a pro rata basis.

o     After the above described distributions to the Class A-1, Class A-1S,
      Class A-2, Class A-2S, Class A-3, Class A-3S, Class A-1A, Class A-M, Class
      A-MS, Class A-J, Class A-JS, Class B, Class B-S, Class C, Class C-S, Class
      D, Class D-S, Class E, Class E-S, Class F, Class F-S, Class G, Class G-S,
      Class H and Class H-S Certificates and the Class A-2SFL and Class A-MFL
      Regular Interests, principal advanced or collected from mortgage loans in
      Loan Group S and Loan Group R will generally be distributed on each
      Distribution Date to the Class J, Class K, Class L, Class M, Class N,
      Class P and Class NR Certificates, in that order, in each case until the certificate balance for that Class has been reduced to zero.

o     Any amounts from mortgage loans in Loan Group S (after the date the Class
      H-S has been reduced to zero) that are paid as part of the Loan Group R distributions will be deemed to be part of Loan Group R-1.

o     The Class X Certificates do not have a certificate balance and therefore are not entitled to any principal distributions.

                                    6 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE "Y" STRUCTURE WATERFALL
--------------------------------------------------------------------------------

YIELD MAINTENANCE ALLOCATIONS TO CERTIFICATES IN THE "Y" STRUCTURE WATERFALL

o     Yield Maintenance Charges (received from Loan Group R) calculated by reference to a U.S. Treasury rate, to the extent received, will be allocated first, to the Class A-1, Class A-2, Class A-3, Class A-1A, Class
      A-M, Class A-J, Class B, Class C, Class D, Class E, Class F, Class G and
      Class H Certificates and the Class A-MFL Regular Interest in the following manner: the holders of each class of Class A-1, Class A-2, Class A-3,
      Class A-1A, Class A-M, Class A-J, Class B, Class C, Class D, Class E,
      Class F, Class G and Class H Certificates and the Class A-MFL Regular
      Interest will receive, (with respect to the related Loan Group, if applicable in the case of the Class A-1, Class A-2, Class A-3 and Class
      A-1A Certificates) on each Distribution Date an amount of Yield
      Maintenance Charges determined in accordance with the formula specified below (with any remaining amount payable to the Class X Certificates). Any
      Yield Maintenance Charges payable to the Class A-MFL Regular Interest will be paid to the related Swap Counterparty.

  YM Charge        Group Principal Paid to Class      (Pass-Through Rate on Class -- Discount Rate)
              x   -------------------------------  x  ----------------------------------------------
                     Group Total Principal Paid          (Mortgage Rate on Loan -- Discount Rate)

o     Yield Maintenance Charges (received from Loan Group S) calculated by reference to a U.S. Treasury rate, to the extent received, will be allocated first to the Class A-1S, Class A-2S, Class A-3S, Class A-MS,
      Class A-JS, Class B-S, Class C-S, Class D-S, Class E-S, Class F-S, Class
      G-S and Class H-S Certificates and the Class A-2SFL Regular Interest in
      the following manner: the holders of each class of Class A-1S, Class A-2S,
      Class A-MS, Class A-JS, Class B-S, Class C-S, Class D-S, Class E-S, Class
      F-S, Class G-S and Class H-S Certificates and the Class A-2SFL Regular
      Interest will receive on each Distribution Date an amount of Yield
      Maintenance Charges determined in accordance with the formula specified below (with any remaining amount payable to the Class X Certificates). Any
      Yield Maintenance Charges payable to the Class A-2SFL Regular Interest will be paid to the related Swap Counterparty.

  YM Charge        Group Principal Paid to Class      (Pass-Through Rate on Class -- Discount Rate)
              x   -------------------------------  x  ----------------------------------------------
                     Group Total Principal Paid        (Mortgage Rate on Loan -- Discount Rate)

o     Any prepayment penalties based on a percentage of the amount being prepaid will be distributed to the Class X Certificates.

o     The transaction will provide for a collateral value adjustment feature (an appraisal reduction amount calculation) for problem or delinquent mortgage loans. Under certain circumstances, the Special Servicer will be required to obtain a new appraisal and to the extent any such appraisal results in a downward adjustment of the collateral value, the interest portion of any
      P&I Advance will be reduced in proportion to such adjustment.

                                    7 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
               COLLATERAL CHARACTERISTICS - ALL MORTGAGE LOANS(1)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                               CUT-OFF DATE PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
RANGE OF                           NUMBER OF       PRINCIPAL                           WA UW
PRINCIPAL BALANCES                   LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

$1,080,000 - $2,999,999                    24    $   53,407,784       1.0%    70.0%    1.40x
$3,000,000 - $3,999,999                    22        76,654,293       1.4     71.0%    1.37x
$4,000,000 - $4,999,999                    14        61,070,637       1.1     69.2%    1.38x
$5,000,000 - $6,999,999                    32       191,301,461       3.6     69.4%    1.39x
$7,000,000 - $9,999,999                    22       177,014,087       3.3     72.7%    1.37x
$10,000,000 - $14,999,999                  40       487,558,662       9.1     71.9%    1.40x
$15,000,000 - $24,999,999                  24       466,288,895       8.7     72.4%    1.40x
$25,000,000 - $49,999,999                  26       910,812,706      17.0     72.1%    1.45x
$50,000,000 - $149,999,999                 19     1,697,675,662      31.8     72.2%    1.42x
$150,000,000 - $230,000,000                 6     1,222,650,000      22.9     77.7%    1.33x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   229    $5,344,434,186     100.0%    73.3%    1.40x
---------------------------------------------------------------------------------------------
AVERAGE BALANCE PER LOAN:         $23,338,141
AVERAGE BALANCE PER PROPERTY:     $16,195,255
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                               RANGE OF MORTGAGE INTEREST RATES
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
RANGE OF MORTGAGE INTEREST         NUMBER OF       PRINCIPAL                           WA UW
RATES                                LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

5.2925% - 5.4999%                          31    $1,532,580,662      28.7%    70.1%    1.56x
5.5000% - 5.7499%                          72     1,421,584,128      26.6     74.2%    1.33x
5.7500% - 5.9999%                          81     1,326,793,088      24.8     75.6%    1.34x
6.0000% - 6.2499%                          33       694,949,150      13.0     72.7%    1.36x
6.2500% - 6.4999%                           6        43,995,649       0.8     73.7%    1.24x
6.5000% - 6.9800%                           6       324,531,508       6.1     75.7%    1.28x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   229    $5,344,434,186     100.0%    73.3%    1.40x
---------------------------------------------------------------------------------------------
WEIGHTED AVERAGE INTEREST RATE:        5.7631%
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                          ORIGINAL TERM TO MATURITY/ARD IN MONTHS(3)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
RANGE OF ORIGINAL TERMS TO         NUMBER OF       PRINCIPAL                           WA UW
MATURITY/ARD                         LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

60 - 72                                    46    $1,250,280,508      23.4%    71.4%    1.47x
73 - 84                                    12       490,855,157       9.2     64.1%    1.63x
85 - 120                                  167     3,581,948,522      67.0     75.2%    1.34x
121 - 180                                   4        21,350,000       0.4     76.3%    1.22x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   229    $5,344,434,186     100.0%    73.3%    1.40x
---------------------------------------------------------------------------------------------
WEIGHTED AVERAGE ORIGINAL LOAN TERM:      103
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                  GEOGRAPHIC DISTRIBUTION(2)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                   NUMBER OF       PRINCIPAL                           WA UW
GEOGRAPHIC LOCATION               PROPERTIES        BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

CALIFORNIA                                 59    $  907,372,070      17.0%    70.7%    1.38x
  CALIFORNIA SOUTH                         38       655,715,572      12.3     69.8%    1.40x
  CALIFORNIA NORTH                         21       251,656,499       4.7     73.0%    1.34x
NEW YORK                                   24       781,258,466      14.6     73.3%    1.31x
FLORIDA                                    28       664,868,612      12.4     75.6%    1.35x
VIRGINIA                                   26       537,320,000      10.1     76.3%    1.36x
TEXAS                                      17       313,217,979       5.9     72.4%    1.35x
OTHER                                     176     2,140,397,059      40.0     73.0%    1.47x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   330    $5,344,434,186     100.0%    73.3%    1.40x
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                     UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                   NUMBER OF       PRINCIPAL                           WA UW
RANGE OF UW DSCRS                    LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

1.04X - 1.09X                               2    $   12,689,100       0.2%    72.6%    1.07x
1.10X - 1.14X                               4        28,293,957       0.5     74.0%    1.12x
1.15X - 1.19X                              16       505,554,719       9.5     77.4%    1.17x
1.20X - 1.29X                              79     1,492,052,344      27.9     76.2%    1.24x
1.30X - 1.49X                              77     2,345,859,740      43.9     74.9%    1.38x
1.50X - 1.74X                              33       536,245,587      10.0     68.9%    1.62x
1.75X - 2.42X                              18       423,738,738       7.9     54.7%    2.07x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   229    $5,344,434,186     100.0%    73.3%    1.40x
---------------------------------------------------------------------------------------------
WEIGHTED AVERAGE UW DSCR:               1.40X
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                      REMAINING TERMS TO MATURITY/ARD DATE IN MONTHS(3)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
RANGE OF REMAINING                 NUMBER OF       PRINCIPAL                           WA UW
TERMS TO MATURITY                    LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

52 - 60                                    38    $1,134,776,508      21.2%    72.5%    1.45x
61 - 84                                    20       606,359,157      11.3     63.4%    1.64x
85 - 120                                  167     3,581,948,522      67.0     75.2%    1.34x
121 - 180                                   4        21,350,000       0.4     76.3%    1.22x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   229    $5,344,434,186     100.0%    73.3%    1.40x
---------------------------------------------------------------------------------------------
WEIGHTED AVERAGE REMAINING TERM:          102
---------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                        PROPERTY TYPE DISTRIBUTION(2)
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                    NUMBER OF     PRINCIPAL         % OF       WA       WA UW
PROPERTY TYPE             SUB PROPERTY TYPE        PROPERTIES      BALANCE           IPB       LTV      DSCR
-------------------------------------------------------------------------------------------------------------

OFFICE                    Suburban                      62      $   980,041,334     18.3%     74.9%     1.39x
                          CBD                           19          894,767,363     16.7      70.7%     1.33x
                          -----------------------------------------------------------------------------------
                          Subtotal:                     81      $ 1,874,808,697     35.1%     72.9%     1.36x
-------------------------------------------------------------------------------------------------------------
RETAIL                    Anchored                      68      $ 1,255,908,104     23.5%     73.6%     1.48x
                          Unanchored                    16           94,883,509      1.8      70.9%     1.35x
                          Shadow Anchored                7           50,144,453      0.9      78.0%     1.32x
                          -----------------------------------------------------------------------------------
                          Subtotal:                     91      $ 1,400,936,066     26.2%     73.6%     1.47x
-------------------------------------------------------------------------------------------------------------
MULTIFAMILY               Garden                        51      $   660,889,851     12.4%     75.8%     1.27x
                          Mid/High Rise                  9          149,247,018      2.8      75.8%     1.29x
                          Senior Housing                 1            5,093,371      0.1      70.7%     1.15x
                          Student Housing                2           25,777,000      0.5      79.8%     1.26x
                          -----------------------------------------------------------------------------------
                          Subtotal:                     63      $   841,007,239     15.7%     75.9%     1.27x
-------------------------------------------------------------------------------------------------------------
INDUSTRIAL                Warehouse/Distribution        46      $   399,943,334      7.5%     75.0%     1.51x
                          Flex                          20          147,411,000      2.8      68.1%     1.54x
                          -----------------------------------------------------------------------------------
                          Subtotal:                     66      $   547,354,334     10.2%     73.1%     1.52x
-------------------------------------------------------------------------------------------------------------
MIXED USE                 Office/Retail/Hotel            1      $   140,000,000      2.6%     71.3%     1.34x
                          Hotel/Retail                   1          105,000,000      2.0      70.9%     1.39x
                          Office/Retail                  3           72,750,000      1.4      76.3%     1.19x
                          Office/Retail/Warehouse        1           35,000,000      0.7      75.3%     1.17x
                          -----------------------------------------------------------------------------------
                          Subtotal:                      6      $   352,750,000      6.6%     72.6%     1.31x
-------------------------------------------------------------------------------------------------------------
                          Full Service                   6      $   218,753,664      4.1%     66.7%     1.57x
HOTEL                     Limited Service               10           69,374,185      1.3      71.9%     1.48x
                          -----------------------------------------------------------------------------------
                          Subtotal:                     16      $   288,127,849      5.4%     68.0%     1.55x
-------------------------------------------------------------------------------------------------------------
MANUFACTURED HOUSING                                     4      $    22,190,000      0.4%     69.4%     1.38x
-------------------------------------------------------------------------------------------------------------
SELF STORAGE                                             2      $    12,960,000      0.2%     66.1%     1.48x
-------------------------------------------------------------------------------------------------------------
PARKING GARAGE                                           1      $     4,300,000      0.1%     79.6%     1.43x
-------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                                330      $ 5,344,434,186    100.0%     73.3%     1.40x
-------------------------------------------------------------------------------------------------------------

(1)   With respect to certain mortgage loans, the loan-to-value ratios were based upon the "as-stabilized" values other than the "as-is" value or with certain other adjustments.

(2)   Because this table is presented at the mortgaged property level, certain information is based on allocated loan amounts for mortgage loans secured by more than one mortgaged property. As a result, the weighted averages presented in this table may deviate slightly from weighted averages presented at the mortgage loan level in other tables in this free writing prospectus.

(3)   Includes 4 ARD loans representing approximately 0.6% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date.

                                    8 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
               COLLATERAL CHARACTERISTICS - ALL MORTGAGE LOANS(1)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                          ORIGINAL AMORTIZATION TERM IN MONTHS(2,3)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
RANGE OF ORIGINAL                  NUMBER OF       PRINCIPAL                           WA UW
AMORTIZATION TERMS                   LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

120 - 240                                   5    $   42,108,076       3.6%    68.1%    1.35x
241 - 300                                  10       109,867,658       9.3     69.5%    1.43x
301 - 360                                 105     1,010,595,073      85.2     73.7%    1.30x
361 - 420                                   2        23,385,422       2.0     79.9%    1.16x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   122    $1,185,956,229     100.0%    73.2%    1.31x
---------------------------------------------------------------------------------------------
WEIGHTED AVERAGE ORIGINAL
  AMORT TERM:                                               350
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                              LTV RATIOS AS OF THE CUT-OFF DATE
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                   NUMBER OF       PRINCIPAL                           WA UW
 RANGE OF CUT-OFF LTVS               LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

32.7% - 50.0%                               6    $  161,674,313       3.0%    45.1%    1.88x
50.1% - 60.0%                              28       453,189,188       8.5     56.7%    1.85x
60.1% - 65.0%                              13        86,361,495       1.6     63.1%    1.48x
65.1% - 70.0%                              31       534,327,210      10.0     67.9%    1.41x
70.1% - 75.0%                              49     1,027,140,208      19.2     72.6%    1.33x
75.1% - 80.0%                              97     3,047,716,772      57.0     78.6%    1.33x
80.1% - 89.3%                               5        34,025,000       0.6     84.2%    1.24x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   229    $5,344,434,186     100.0%    73.3%    1.40x
---------------------------------------------------------------------------------------------
WEIGHTED AVERAGE CUT-OFF DATE LTV
  RATIO:                                                  73.3%
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                      AMORTIZATION TYPES
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                   NUMBER OF       PRINCIPAL                           WA UW
 AMORTIZED TYPES                     LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

BALLOON LOANS
  INTEREST-ONLY(4)                        107    $4,158,477,957      77.8%    73.3%    1.42x
  PARTIAL INTEREST-ONLY(5)                 64       607,007,000      11.4     75.1%    1.28x
  BALLOON(6)                               56       570,455,272      10.7     71.5%    1.36x
FULLY AMORTIZING LOANS                      2         8,493,957       0.2     60.0%    1.12x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   229    $5,344,434,186     100.0%    73.3%    1.40x
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                PARTIAL INTEREST-ONLY PERIODS
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
RANGE OF PARTIAL                  NUMBER OF        PRINCIPAL                          WA UW
INTEREST-ONLY PERIODS                LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

12                                          2    $   22,080,000       3.6%    73.3%    1.40x
13 - 24                                    14       115,339,000      19.0     68.2%    1.40x
25 - 36                                    21       150,715,000      24.8     76.2%    1.25x
37 - 48                                     5        47,385,000       7.8     74.3%    1.24x
49 - 60                                    22       271,488,000      44.7     77.7%    1.24x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    64    $  607,007,000     100.0%    75.1%    1.28x
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                         LOAN PURPOSE
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                   NUMBER OF       PRINCIPAL                           WA UW
LOAN PURPOSE                         LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

REFINANCE                                 140    $3,109,764,544      58.2%    74.5%    1.37x
ACQUISITION                                88     2,094,669,642      39.2     71.5%    1.45x
REFINANCE/ACQUISITION                       1       140,000,000       2.6     71.3%    1.34x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   229    $5,344,434,186     100.0%    73.3%    1.40x
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                         REMAINING AMORTIZATION TERM IN MONTHS(2,3)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
RANGE OF REMAINING                 NUMBER OF       PRINCIPAL                           WA UW
AMORTIZATION TERMS                   LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

119 - 240                                   5    $   42,108,076       3.6%    68.1%    1.35x
241 - 300                                  10       109,867,658       9.3     69.5%    1.43x
301 - 360                                 106     1,016,980,495      85.8     73.8%    1.30x
361 - 420                                   1        17,000,000       1.4     80.0%    1.12x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   122    $1,185,956,229     100.0%    73.2%    1.31x
---------------------------------------------------------------------------------------------
WEIGHTED AVERAGE REMAINING AMORT TERM:                      350
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                         LTV RATIOS AS OF THE MATURITY/ARD DATE(4,5)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                   NUMBER OF       PRINCIPAL                           WA UW
RANGE OF MATURITY LTVS               LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

21.2% - 40.0%                               1    $    4,180,356       0.1%    32.7%    2.04x
40.1% - 50.0%                              10       196,120,395       3.7     49.0%    1.81x
50.1% - 60.0%                              44       559,116,682      10.5     59.2%    1.74x
60.1% - 70.0%                              80     1,106,850,188      20.7     71.6%    1.37x
70.1% - 83.8%                              92     3,469,672,608      65.0     77.5%    1.33x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   227    $5,335,940,229     100.0%    73.3%    1.40x
---------------------------------------------------------------------------------------------
WEIGHTED AVERAGE LTV RATIO AT
  MATURITY/ARD DATE:                                       71.3%
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                  YEAR BUILT/RENOVATED(6,7)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
RANGE OF YEARS                     NUMBER OF       PRINCIPAL                           WA UW
BUILT/RENOVATED                   PROPERTIES        BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

1887 - 1959                                 2    $   38,396,911       0.7%    71.6%    1.29x
1960 - 1969                                 5        19,320,113       0.4     75.0%    1.25x
1970 - 1979                                22       192,986,297       3.6     75.5%    1.44x
1980 - 1989                                57       882,251,747      16.5     73.9%    1.36x
1990 - 1999                                77     1,067,448,790      20.0     68.6%    1.53x
2000 - 2007                               167     3,144,030,327      58.8     74.6%    1.37x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   330    $5,344,434,186     100.0%    73.3%    1.40x
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                    PREPAYMENT PROTECTION
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                   NUMBER OF       PRINCIPAL                           WA UW
PREPAYMENT PROTECTION                LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

DEFEASANCE                                172    $4,297,036,575      80.4%    73.0%    1.40x
YIELD MAINTENANCE                          47       709,822,662      13.3     74.5%    1.39x
DEFEASANCE/YIELD MAINTENANCE                2       151,000,000       2.8     72.5%    1.28x
NONE                                        1       120,500,000       2.3     77.3%    1.32x
DEFEASANCE, DEFEASANCE/FIXED
  PENALTY                                   1        26,000,000       0.5     74.5%    1.36x
YIELD MAINTENANCE,
  DEFEASANCE/YIELD MAINTENANCE              4        18,493,442       0.3     63.6%    1.66x
DEFEASANCE, DEFEASANCE/YIELD
  MAINTENANCE                               1        11,181,508       0.2     79.3%    1.21x
FIXED PENALTY                               1        10,400,000       0.2     65.8%    1.62x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   229    $5,344,434,186     100.0%    73.3%    1.40x
---------------------------------------------------------------------------------------------

(1)   With respect to certain mortgage loans, the loan-to-value ratios were based upon the "as-stabilized" values other than the "as-is" value or with certain other adjustments.

(2)   Excludes loans that are interest-only for the entire term.

(3)   Excludes the mortgage loans that pay interest-only for a portion of their term.

(4)   Excludes the fully amortizing mortgage loans.

(5)   Includes 4 ARD loans representing approximately 0.8% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date.

(6)   Range of Years Built/Renovated references the earlier of the year built or with respect to renovated properties the year of the most recent renovation date with respect to each mortgaged property.

(7)   Because this table is presented at the mortgaged property level, certain information is based on allocated loan amounts for mortgage loans secured by more than one mortgaged property. As a result, the weighted averages presented in this table may deviate slightly from weighted averages presented at the mortgage loan level in other tables in this free writing prospectus.

                                    9 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                  COLLATERAL CHARACTERISTICS -- LOAN GROUP S(1)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                CUT-OFF DATE PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
RANGE OF PRINCIPAL                 NUMBER OF       PRINCIPAL                           WA UW
BALANCES                             LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

$1,405,000 - $4,999,999                     6    $   15,145,000       0.9%    65.2%    1.66x
$5,000,000 - $5,999,999                     1         5,925,000       0.3     76.5%    1.27x
$6,000,000 - $6,999,999                     6        39,210,000       2.3     65.4%    1.48x
$7,000,000 - $9,999,999                     4        33,640,000       1.9     68.7%    1.49x
$10,000,000 - $14,999,999                  15       172,335,508       9.9     65.6%    1.50x
$15,000,000 - $24,999,999                   6       120,275,000       6.9     68.5%    1.54x
$25,000,000 - $49,999,999                  10       336,869,495      19.3     63.1%    1.64x
$50,000,000 - $175,000,000                 10     1,017,735,662      58.5     72.3%    1.47x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    58    $1,741,135,664     100.0%    69.3%    1.52x
---------------------------------------------------------------------------------------------
AVERAGE BALANCE PER LOAN:         $30,019,580
AVERAGE BALANCE PER PROPERTY:     $22,322,252
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                               RANGE OF MORTGAGE INTEREST RATES
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
RANGE OF MORTGAGE                  NUMBER OF       PRINCIPAL                           WA UW
INTEREST RATES                       LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

5.2925% - 5.4999%                          19    $  718,730,662      41.3%    66.9%    1.68x
5.5000% - 5.7499%                          15       288,148,000      16.5     65.8%    1.45x
5.7500% - 5.9999%                           9       246,145,495      14.1     73.3%    1.46x
6.0000% - 6.1499%                           7       322,030,000      18.5     71.3%    1.38x
6.1500% - 6.2499%                           1        12,500,000       0.7     75.8%    1.47x
6.2500% - 6.8670%                           7       153,581,508       8.8     76.3%    1.26x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    58    $1,741,135,664     100.0%    69.3%    1.52x
---------------------------------------------------------------------------------------------
WEIGHTED AVERAGE INTEREST RATE:       5.7612%
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                           ORIGINAL TERM TO MATURITY/ARD IN MONTHS
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
RANGE OF ORIGINAL                  NUMBER OF       PRINCIPAL                           WA UW
TERMS TO MATURITY/ARD                LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

60 - 72                                    46    $1,250,280,508      71.8%    71.4%    1.47x
73 - 84                                    12       490,855,157      28.2     64.1%    1.63x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    58    $1,741,135,664     100.0%    69.3%    1.52x
---------------------------------------------------------------------------------------------
WEIGHTED AVERAGE ORIGINAL LOAN
  TERM:                                    68
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                  GEOGRAPHIC DISTRIBUTION(2)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                   NUMBER OF       PRINCIPAL                           WA UW
GEOGRAPHIC LOCATION               PROPERTIES        BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

CALIFORNIA                                 25    $  397,565,495      22.8%    72.3%    1.40x
  CALIFORNIA SOUTH                         13       235,820,000      13.5     73.5%    1.43x
  CALIFORNIA NORTH                         12       161,745,495       9.3     70.5%    1.36x
FLORIDA                                     6       221,281,508      12.7     70.4%    1.44x
GEORGIA                                     3       193,285,000      11.1     76.6%    1.45x
TEXAS                                       4       161,845,000       9.3     70.1%    1.37x
DISTRICT OF COLUMBIA                        1       105,000,000       6.0     70.0%    1.21x
ARIZONA                                     4       104,800,000       6.0     63.5%    1.72x
NEW YORK                                    2        89,800,000       5.2     68.3%    1.33x
OTHER                                      33       467,558,662      26.9     64.4%    1.78x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    78    $1,741,135,664     100.0%    69.3%    1.52x
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                     UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
RANGE OF                           NUMBER OF       PRINCIPAL                           WA UW
UW DSCRS                             LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

1.09X - 1.24X                               8    $  251,321,508      14.4%    74.0%    1.20x
1.25X - 1.29X                               4        87,865,000       5.0     77.4%    1.26x
1.30X - 1.39X                               7       424,645,495      24.4     71.9%    1.33x
1.40X - 1.49X                              15       412,673,000      23.7     72.6%    1.46x
1.50X - 1.69X                               7       182,875,000      10.5     72.2%    1.57x
1.70X - 1.99X                              14       212,070,000      12.2     59.7%    1.76x
2.00X - 2.42X                               3       169,685,662       9.7     52.7%    2.36x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    58    $1,741,135,664     100.0%    69.3%    1.52x
---------------------------------------------------------------------------------------------
WEIGHTED AVERAGE UW DSCR:               1.52X
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                        REMAINING TERMS TO MATURITY/ARD DATE IN MONTHS
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
RANGE OF REMAINING                 NUMBER OF       PRINCIPAL                           WA UW
TERMS TO MATURITY                    LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

52 - 60                                    38    $1,134,776,508      65.2%    72.5%    1.45x
61 - 84                                    20       606,359,157      34.8     63.4%    1.64x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    58    $1,741,135,664     100.0%    69.3%    1.52x
---------------------------------------------------------------------------------------------
WEIGHTED AVERAGE REMAINING TERM:           66
---------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                        PROPERTY TYPE DISTRIBUTION(2)
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                     NUMBER OF     PRINCIPAL        % OF       WA       WA UW
PROPERTY TYPE             SUB PROPERTY TYPE          PROPERTIES     BALANCE          IPB       LTV      DSCR
-------------------------------------------------------------------------------------------------------------

RETAIL                    Anchored                      20       $  528,655,662      30.4%    68.8%     1.71x
                          Shadow Anchored                1            8,400,000       0.5     75.0%     1.46x
                          Unanchored                     1            6,090,000       0.3     53.9%     2.37x
                          -----------------------------------------------------------------------------------
                            Subtotal:                   22       $  543,145,662      31.2%    68.7%     1.71x
-------------------------------------------------------------------------------------------------------------
OFFICE                    CBD                            5       $  299,300,000      17.2%    70.3%     1.34x
                          Suburban                      10          199,712,495      11.5     68.9%     1.51x
                          -----------------------------------------------------------------------------------
                            Subtotal:                   15       $  499,012,495      28.7%    69.7%     1.41x
-------------------------------------------------------------------------------------------------------------
MULTIFAMILY               Garden                        11       $  228,292,982      13.1%    74.9%     1.29x
                          Mid/High Rise                  4           30,047,018       1.7     70.8%     1.45x
                          -----------------------------------------------------------------------------------
                            Subtotal:                   15       $  258,340,000      14.8%    74.4%     1.31x
-------------------------------------------------------------------------------------------------------------
INDUSTRIAL                Flex                           6       $   97,876,000       5.6%    62.7%     1.65x
                          Warehouse/Distribution         8           63,115,000       3.6     59.9%     1.71x
                          -----------------------------------------------------------------------------------
                            Subtotal:                   14       $  160,991,000       9.2%    61.6%     1.67x
-------------------------------------------------------------------------------------------------------------
MIXED USE                 Office/Retail/Hotel            1       $  140,000,000       8.0%    71.3%     1.34x
                          Office/Retail                  1           19,500,000       1.1     79.9%     1.20x
                          -----------------------------------------------------------------------------------
                            Subtotal:                    2       $  159,500,000       9.2%    72.4%     1.32x
-------------------------------------------------------------------------------------------------------------
HOTEL                     Full Service                   3       $   73,275,000       4.2%    62.3%     1.69x
                          Limited Service                4           28,331,508       1.6     72.4%     1.33x
                          -----------------------------------------------------------------------------------
                            Subtotal:                    7       $  101,606,508       5.8%    65.1%     1.59x
-------------------------------------------------------------------------------------------------------------
MANUFACTURED HOUSING                                     3       $   18,540,000       1.1%    70.9%     1.37x
-------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                                 78       $1,741,135,664     100.0%    69.3%     1.52x
-------------------------------------------------------------------------------------------------------------

(1)   With respect to certain mortgage loans, the loan-to-value ratios were based upon the "as-stabilized" values other than the "as-is" value or with certain other adjustments.

(2)   Because this table is presented at the mortgaged property level, certain information is based on allocated loan amounts for mortgage loans secured by more than one mortgaged property. As a result, the weighted averages presented in this table may deviate slightly from weighted averages presented at the mortgage loan level in other tables in this free writing prospectus.

                                    10 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                  COLLATERAL CHARACTERISTICS - LOAN GROUP S(1)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                           ORIGINAL AMORTIZATION TERM IN MONTHS(2)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
RANGE OF ORIGINAL                  NUMBER OF       PRINCIPAL                           WA UW
AMORTIZATION TERMS                   LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

300 - 330                                   2    $   41,627,002      29.2%    67.3%    1.31x
331 - 360                                   9       100,705,000      70.8     65.2%    1.42x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    11    $  142,332,002     100.0%    65.9%    1.39x
---------------------------------------------------------------------------------------------
WEIGHTED AVERAGE ORIGINAL AMORT
  TERM:                                                     342
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                              LTV RATIOS AS OF THE CUT-OFF DATE
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                   NUMBER OF       PRINCIPAL                           WA UW
RANGE OF CUT-OFF LTVS                LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

46.9% - 55.0%                               8    $  254,778,662      14.6%    52.2%    2.10x
55.1% - 65.0%                              15       191,815,495      11.0     60.3%    1.65x
65.1% - 70.0%                               7       276,100,000      15.9     68.5%    1.36x
70.1% - 75.0%                              15       389,795,000      22.4     71.6%    1.41x
75.1% - 80.0%                              13       628,646,508      36.1     78.0%    1.37x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    58    $1,741,135,664     100.0%    69.3%    1.52x
---------------------------------------------------------------------------------------------
WEIGHTED AVERAGE CUT-OFF DATE
  LTV RATIO:                                               69.3%
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                      AMORTIZATION TYPES
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                   NUMBER OF       PRINCIPAL                           WA UW
AMORTIZED TYPES                      LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

BALLOON LOANS
  INTEREST-ONLY                            47    $1,598,803,662      91.8%    69.7%    1.53x
  PARTIAL INTEREST-ONLY                     9       100,705,000       5.8     65.2%    1.42x
  BALLOON                                   2        41,627,002       2.4     67.3%    1.31x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    58    $1,741,135,664     100.0%    69.3%    1.52x
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                PARTIAL INTEREST-ONLY PERIODS
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
RANGE OF PARTIAL                   NUMBER OF       PRINCIPAL                           WA UW
INTEREST-ONLY PERIODS                LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

12                                          1    $   10,400,000      10.3%    65.8%    1.62x
13 - 36                                     8        90,305,000      89.7     65.2%    1.40x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                     9    $  100,705,000     100.0%    65.2%    1.42x
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                         LOAN PURPOSE
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                   NUMBER OF       PRINCIPAL                           WA UW
LOAN PURPOSE                         LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

ACQUISITION                                39    $1,090,760,170      62.6%    67.7%    1.54x
REFINANCE                                  18       510,375,495      29.3     72.3%    1.50x
REFINANCE/ACQUISTITION                      1       140,000,000       8.0     71.3%    1.34x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    58    $1,741,135,664     100.0%    69.3%    1.52x
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                          REMAINING AMORTIZATION TERM IN MONTHS(2)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
RANGE OF REMAINING                 NUMBER OF       PRINCIPAL                           WA UW
AMORTIZATION TERM                    LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

299 - 330                                   2    $   41,627,002      29.2%    67.3%    1.31x
331 - 360                                   9       100,705,000      65.2     65.3%    1.42x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    11    $  142,332,002     100.0%    65.9%    1.39x
---------------------------------------------------------------------------------------------
WEIGHTED AVERAGE REMAINING
  AMORT TERM:                                               342
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                          LTV RATIOS AS OF THE MATURITY/ARD DATE(3)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                   NUMBER OF       PRINCIPAL                           WA UW
RANGE OF MATURITY LTVS               LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

46.1% - 55.0%                               9    $  285,224,157      16.4%    53.4%    2.02x
55.1% - 60.0%                              12       151,570,000       8.7     59.6%    1.70x
65.1% - 70.0%                              15       330,530,000      19.0     69.0%    1.37x
70.1% - 75.0%                              13       374,311,508      21.5     72.0%    1.42x
75.1% - 80.0%                               9       599,500,000      34.4     77.9%    1.37x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    58    $1,741,135,664     100.0%    69.3%    1.52x
---------------------------------------------------------------------------------------------
WEIGHTED AVERAGE LTV RATIO AT
  MATURITY/ARD DATE:                                       68.9%
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                  YEAR BUILT/RENOVATED(4,5)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
RANGE OF YEARS                     NUMBER OF       PRINCIPAL                           WA UW
BUILT/RENOVATED                   PROPERTIES        BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

1965 - 1969                                 1    $    2,540,000       0.1%    73.6%    1.40x
1970 - 1979                                 6        44,390,000       2.5     69.6%    1.60x
1980 - 1989                                13       124,090,000       7.1     63.8%    1.66x
1990 - 1999                                20       382,623,329      22.0     62.3%    1.69x
2000 - 2007                                38     1,187,492,336      68.2     72.2%    1.44x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    78    $1,741,135,664     100.0%    69.3%    1.52x
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                    PREPAYMENT PROTECTION
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                   NUMBER OF       PRINCIPAL                           WA UW
PREPAYMENT PROTECTION                LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

DEFEASANCE                                 46    $1,312,364,157      75.4%    68.2%    1.55x
DEFEASANCE/YIELD MAINTENANCE                2       151,000,000       8.7     72.5%    1.28x
NONE                                        1       120,500,000       6.9     77.3%    1.32x
YIELD MAINTENANCE                           6       109,690,000       6.3     67.7%    1.63x
DEFEASANCE, DEFEASANCE/FIXED
  PENALTY                                   1        26,000,000       1.5     74.5%    1.36x
DEFEASANCE, DEFEASANCE/YIELD
  MAINTENANCE                               1        11,181,508       0.6     79.3%    1.21x
FIXED PENALTY                               1        10,400,000       0.6     65.8%    1.62x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    58    $1,741,135,664     100.0%    69.3%    1.52x
---------------------------------------------------------------------------------------------

(1)   With respect to certain mortgage loans, the loan-to-value ratios were based upon the "as-stabilized" values other than the "as-is" value or with certain other adjustments.

(2)   Excludes loans that are interest-only for the entire term.

(3)   Excludes the fully amortizing mortgage loans.

(4)   Range of years Built/Renovated references the earlier of the year built or with respect to renovated properties the year the most recent renovation date with respect to each mortgaged property.

(5)   Because this table is presented at the mortgaged property level, certain information is based on allocated loan amounts for mortgage loans secured by more than one property. As a result, the weighted averages presented in this table may deviate slightly from weighted averages presented at the mortgage loan level in other tables in this free writing prospectus.

                                    11 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                 COLLATERAL CHARACTERISTICS - LOAN GROUP R-1(1)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                CUT-OFF DATE PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
RANGE OF                           NUMBER OF       PRINCIPAL                   WA      WA UW
PRINCIPAL BALANCES                   LOANS          BALANCE       % OF IPB   LTV(1)     DSCR
---------------------------------------------------------------------------------------------

$1,200,000 - $2,999,999                    15    $   35,743,134       1.2%    68.8%    1.38x
$3,000,000 - $3,999,999                    17        59,039,293       1.9     71.8%    1.32x
$4,000,000 - $4,999,999                    10        43,788,691       1.4     66.3%    1.43x
$5,000,000 - $6,999,999                    19       111,375,991       3.6     68.4%    1.42x
$7,000,000 - $9,999,999                    15       121,254,087       3.9     73.0%    1.35x
$10,000,000 - $14,999,999                  19       233,941,154       7.6     74.1%    1.37x
$15,000,000 - $24,999,999                  14       260,952,195       8.4     73.6%    1.38x
$25,000,000 - $49,999,999                  12       440,156,211      14.2     77.3%    1.38x
$50,000,000 - $230,000,000                 13     1,785,090,000      57.7     75.4%    1.34x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   134    $3,091,340,757     100.0%    74.8%    1.36x
---------------------------------------------------------------------------------------------
AVERAGE BALANCE PER LOAN:         $23,069,707
AVERAGE BALANCE PER PROPERTY:     $14,445,518
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                               RANGE OF MORTGAGE INTEREST RATES
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
RANGE OF MORTGAGE INTEREST         NUMBER OF       PRINCIPAL                           WA UW
RATES                                LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

5.3230% - 5.4999%                          11    $  748,350,000      24.2%    72.3%    1.47x
5.5000% - 5.7499%                          46       975,360,429      31.6     76.5%    1.32x
5.7500% - 5.9999%                          54       840,804,593      27.2     75.6%    1.32x
6.0000% - 6.4999%                          21       321,825,735      10.4     73.0%    1.36x
6.5000% - 6.7499%                           1       100,000,000       3.2     79.9%    1.16x
6.7500% - 6.9800%                           1       105,000,000       3.4     70.9%    1.39x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   134    $3,091,340,757     100.0%    74.8%    1.36x
---------------------------------------------------------------------------------------------
WEIGHTED AVERAGE INTEREST RATE:        5.7630%
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                          ORIGINAL TERM TO MATURITY/ARD IN MONTHS(3)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
RANGE OF ORIGINAL TERMS TO         NUMBER OF       PRINCIPAL                           WA UW
MATURITY/ARD                         LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

109 - 120                                 130    $3,069,990,757      99.3%    74.8%    1.36x
121 - 180                                   4        21,350,000       0.7     76.3%    1.22x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   134    $3,091,340,757     100.0%    74.8%    1.36x
---------------------------------------------------------------------------------------------
WEIGHTED AVERAGE ORIGINAL LOAN
  TERM:                                   120
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                  GEOGRAPHIC DISTRIBUTION(1)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                   NUMBER OF       PRINCIPAL                   WA     WA UW
GEOGRAPHIC LOCATION(2)            PROPERTIES        BALANCE       % OF IPB   LTV(1)    DSCR
---------------------------------------------------------------------------------------------

NEW YORK                                   21    $  639,458,466      20.7%    73.5%    1.32x
CALIFORNIA                                 31       492,574,105      15.9     69.3%    1.37x
  CALIFORNIA SOUTH                         23       408,602,201      13.2     67.6%    1.39x
  CALIFORNIA NORTH                          8        83,971,904       2.7     77.7%    1.32x
VIRGINIA                                   22       472,410,000      15.3     77.1%    1.35x
FLORIDA                                    19       396,937,104      12.8     78.1%    1.32x
OTHER                                     121     1,089,961,081      35.3     75.9%    1.39x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   214    $3,091,340,756     100.0%    74.8%    1.36x
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                     UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                   NUMBER OF       PRINCIPAL                           WA UW
RANGE OF UW DSCRS                    LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

1.10X - 1.14X                               4    $   28,293,957       0.9%    74.0%    1.12x
1.15X - 1.19X                              11       433,609,349      14.0     77.8%    1.17x
1.20X - 1.29X                              49       803,690,192      26.0     75.9%    1.25x
1.30X - 1.49X                              43     1,430,393,595      46.3     76.3%    1.38x
1.50X - 1.74X                              15       215,100,587       7.0     71.7%    1.60x
1.75X - 2.09X                              12       180,253,076       5.8     54.7%    1.90x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   134    $3,091,340,757     100.0%    74.8%    1.36x
---------------------------------------------------------------------------------------------
WEIGHTED AVERAGE UW DSCR:               1.38X
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                      REMAINING TERMS TO MATURITY/ARD DATE IN MONTHS(3)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
RANGE OF REMAINING TERMS           NUMBER OF       PRINCIPAL                           WA UW
TO MATURITY                          LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

107 - 120                                 130    $3,069,990,757      99.3%    74.8%    1.36x
121 - 180                                   4        21,350,000       0.7     76.3%    1.22x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   134    $3,091,340,757     100.0%    74.8%    1.36x
---------------------------------------------------------------------------------------------
WEIGHTED AVERAGE REMAINING
  TERM:                                   119
---------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                        PROPERTY TYPE DISTRIBUTION(2)
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                     NUMBER OF       PRINCIPAL                          WA UW
PROPERTY TYPE             SUB PROPERTY TYPE          PROPERTIES       BALANCE      % OF IPB   WA LTV     DSCR
-------------------------------------------------------------------------------------------------------------

OFFICE                    Suburban                        52      $   780,328,840     25.2%    76.5%    1.37x
                          CBD                             14          595,467,363     19.3     70.9%    1.32x
                          -----------------------------------------------------------------------------------
                            Subtotal:                     66      $ 1,375,796,203     44.5%    74.1%    1.35x
-------------------------------------------------------------------------------------------------------------
RETAIL                    Anchored                        48      $   727,252,442     23.5%    77.1%    1.32x
                          Unanchored                      15           88,793,509      2.9     72.1%    1.28x
                          Shadow Anchored                  6           41,744,453      1.4     78.6%    1.29x
                          -----------------------------------------------------------------------------------
                            Subtotal:                     69      $   857,790,404     27.7%    76.6%    1.31x
-------------------------------------------------------------------------------------------------------------
INDUSTRIAL                Warehouse/Distribution          38      $   336,828,334     10.9%    77.8%    1.47x
                          Flex                            14           49,535,000      1.6     78.8%    1.34x
                          -----------------------------------------------------------------------------------
                            Subtotal:                     52      $   386,363,334     12.5%    78.0%    1.46x
-------------------------------------------------------------------------------------------------------------
MIXED USE                 Hotel/Retail                     1      $   105,000,000      3.4%    70.9%    1.39x
                          Office/Retail                    2           53,250,000      1.7     74.9%    1.19x
                          Office/Retail/Warehouse          1           35,000,000      1.1     75.3%    1.17x
                          -----------------------------------------------------------------------------------
                            Subtotal:                      4      $   193,250,000      6.3%    72.8%    1.30x
-------------------------------------------------------------------------------------------------------------
HOTEL                     Full Service                     3      $   145,478,664      4.7%    68.9%    1.51x
                          Limited Service                  6           41,042,678      1.3     71.6%    1.58x
                          -----------------------------------------------------------------------------------
                            Subtotal:                      9      $   186,521,342      6.0%    69.5%    1.52x
-------------------------------------------------------------------------------------------------------------
MULTIFAMILY               Garden                          10      $    56,359,474      1.8%    72.2%    1.24x
                          Mid/High Rise                    1           18,000,000      0.6     65.7%    1.43x
                          -----------------------------------------------------------------------------------
                            Subtotal:                     11      $    74,359,474      2.4%    70.6%    1.29x
-------------------------------------------------------------------------------------------------------------
SELF STORAGE                                               2      $    12,960,000      0.4%    66.1%    1.48x
-------------------------------------------------------------------------------------------------------------
PARKING GARAGE                                             1      $     4,300,000      0.1%    79.6%    1.43x
-------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                                  214      $ 3,091,340,756    100.0%    74.8%    1.36x
-------------------------------------------------------------------------------------------------------------

(1)   With respect to certain mortgage loans, the loan-to-value ratios were based upon the "as-stabilized" values other than the "as-is" value or with certain other adjustments.

(2)   Because this table is presented at the mortgaged property level, certain information is based on allocated loan amounts for mortgage loans secured by more than one mortgaged property. As a result, the weighted averages presented in this table may deviate slightly from weighted averages presented at the mortgage loan level in other tables in this free writing prospectus.

(3)   Includes 4 ARD loans representing approximately 0.6% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date.

                                    12 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                 COLLATERAL CHARACTERISTICS - LOAN GROUP R-1(1)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                           ORIGINAL AMORTIZATION TERM IN MONTHS(2)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
RANGE OF ORIGINAL                  NUMBER OF       PRINCIPAL                           WA UW
AMORTIZATION TERMS                   LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

120 - 240                                   5    $   42,108,076       5.0%    68.1%    1.35x
241 - 300                                   8        68,240,655       8.1     70.8%    1.50x
301 - 360                                  71       709,670,408      84.1     74.2%    1.30x
361 - 420                                   2        23,385,422       2.8     79.9%    1.16x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    86    $  843,404,562     100.0%    73.8%    1.31x
---------------------------------------------------------------------------------------------
WEIGHTED AVERAGE ORIGINAL
  AMORT TERM:                                               350
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                              LTV RATIOS AS OF THE CUT-OFF DATE
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                   NUMBER OF       PRINCIPAL                           WA UW
RANGE OF CUT-OFF LTVS                LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

32.7% - 50.0%                               4    $  101,674,313       3.3%    43.8%    1.75x
50.1% - 60.0%                               9        83,398,826       2.7     57.3%    1.69x
60.1% - 65.0%                               9        42,466,000       1.4     63.4%    1.52x
65.1% - 70.0%                              22       249,931,560       8.1     67.2%    1.47x
70.1% - 75.0%                              26       561,350,793      18.2     73.2%    1.29x
75.1% - 80.0%                              60     2,031,714,264      65.7     78.6%    1.33x
80.1% - 81.4%                               4        20,805,000       0.7     80.9%    1.26x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   134    $3,091,340,757     100.0%    74.8%    1.36x
---------------------------------------------------------------------------------------------
WEIGHTED AVERAGE CUT-OFF DATE LTV
  RATIO:                                                   74.8%
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                      AMORTIZATION TYPES
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                   NUMBER OF       PRINCIPAL                           WA UW
AMORTIZED TYPES                      LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

BALLOON LOANS
  INTEREST-ONLY                            48    $2,247,936,195      72.7%    75.2%    1.37x
  BALLOON                                  47       479,549,604      15.5     72.3%    1.37x
  PARTIAL INTEREST-ONLY                    37       355,361,000      11.5     76.2%    1.25x
FULLY AMORTIZING LOANS                      2         8,493,957       0.3     60.0%    1.12x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   134    $3,091,340,757     100.0%    74.8%    1.36x
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                PARTIAL INTEREST-ONLY PERIODS
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
RANGE OF PARTIAL INTEREST-         NUMBER OF       PRINCIPAL                           WA UW
ONLY PERIODS                         LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

12                                          1    $   11,680,000       3.3%    80.0%    1.21x
13 - 24                                     7        53,980,000      15.2     77.7%    1.31x
25 - 36                                    11        67,123,000      18.9     75.4%    1.25x
37 - 48                                     3        12,885,000       3.6     67.7%    1.22x
49 - 60                                    15       209,693,000      59.0     76.4%    1.23x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    37    $  355,361,000     100.0%    76.2%    1.25x
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                         LOAN PURPOSE
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                   NUMBER OF       PRINCIPAL                           WA UW
LOAN PURPOSE                         LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

REFINANCE                                  98    $2,330,552,755      75.4%    74.8%    1.35x
ACQUISITION                                36       760,788,001      24.6     74.9%    1.37x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   134    $3,091,340,757     100.0%    74.8%    1.36x
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                           REMAINING AMORTIZATION TERM IN MONTHS(2)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
RANGE OF REMAINING                 NUMBER OF       PRINCIPAL                           WA UW
AMORTIZATION TERMS                   LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

119 - 240                                   5    $   42,108,076       5.0%    68.1%    1.35x
241 - 300                                   8        68,240,655       8.1     70.8%    1.50x
301 - 360                                  72       716,055,830      84.9     74.3%    1.30x
361 - 420                                   1        17,000,000       2.0     80.0%    1.12x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    86    $  843,404,562     100.0%    73.8%    1.31x
---------------------------------------------------------------------------------------------
WEIGHTED AVERAGE REMAINING
  AMORT TERM:                                               349
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                         LTV RATIOS AS OF THE MATURITY/ARD DATE(3,4)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                   NUMBER OF       PRINCIPAL                           WA UW
RANGE OF MATURITY LTVS               LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

21.2% - 40.0%                               1    $    4,180,356       0.1%    32.7%    2.04x
40.1% - 50.0%                               8       136,120,395       4.4     49.8%    1.69x
50.1% - 60.0%                              22       153,135,176       5.0     64.6%    1.49x
60.1% - 70.0%                              55       711,894,873      23.1     72.6%    1.38x
70.1% - 80.0%                              46     2,077,516,000      67.4     78.1%    1.32x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   132    $3,082,846,799     100.0%    74.8%    1.36x
---------------------------------------------------------------------------------------------
WEIGHTED AVERAGE LTV RATIO AT
  MATURITY/ARD DATE:                                       72.1%
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                  YEAR BUILT/RENOVATED(5,6)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
RANGE OF YEARS                     NUMBER OF       PRINCIPAL                           WA UW
BUILT/RENOVATED                   PROPERTIES        BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

1886 - 1969                                 5    $   53,969,024       1.7%    72.5%    1.27x
1970 - 1979                                16       148,596,297       4.8     77.2%    1.39x
1980 - 1989                                38       662,498,047      21.4     75.6%    1.31x
1990 - 1999                                51       630,912,812      20.4     71.8%    1.45x
2000 - 2007                               104     1,595,364,576      51.6     75.5%    1.34x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   214    $3,091,340,756     100.0%    74.8%    1.36x
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                    PREPAYMENT PROTECTION
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                   NUMBER OF       PRINCIPAL                           WA UW
PREPAYMENT PROTECTION                LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

DEFEASANCE                                 99    $2,578,251,598      83.4%    74.9%    1.35x
YIELD MAINTENANCE                          31       494,595,716      16.0     75.0%    1.38x
YIELD MAINTENANCE, DEFEASANCE/
  YIELD MAINTENANCE                         4        18,493,442       0.6     63.6%    1.66x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   134    $3,091,340,757     100.0%    74.8%    1.36x
---------------------------------------------------------------------------------------------

(1)   With respect to certain mortgage loans, the loan-to-value ratios were based upon the "as-stabilized" values other than the "as-is" value or with certain other adjustments.

(2)   Excludes loans that are interest-only for the entire term.

(3)   Excludes the fully amortizing mortgage loans.

(4)   Includes 4 ARD loans representing approximately 1.4% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date.

(5)   Range of Years Built/Renovated references the earlier of the year built or with respect to renovated properties the year of the most recent renovation date with respect to each mortgaged property.

(6)   Because this table is presented at the mortgaged property level, certain information is based on allocated loan amounts for mortgage loans secured by more than one mortgaged property. As a result, the weighted averages presented in this table may deviate slightly from weighted averages presented at the mortgage loan level in other tables in this free writing prospectus.

                                    13 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                  COLLATERAL CHARACTERISTICS - LOAN GROUP R-2
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                               CUT -OFF DATE PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
RANGE OF                           NUMBER OF       PRINCIPAL                           WA UW
PRINCIPAL BALANCES                   LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

$1,080,000 - $2,999,999                     5    $    9,439,649       1.8%    76.6%    1.34x
$3,000,000 - $3,999,999                     3        10,695,000       2.1     71.7%    1.36x
$4,000,000 - $4,999,999                     4        17,281,945       3.4     76.4%    1.24x
$5,000,000 - $6,999,999                     6        34,790,471       6.8     75.6%    1.20x
$7,000,000 - $9,999,999                     3        22,120,000       4.3     76.7%    1.33x
$10,000,000 - $14,999,999                   6        81,282,000      15.9     78.9%    1.27x
$15,000,000 - $24,999,999                   4        85,061,700      16.6     74.4%    1.24x
$25,000,000 - $65,500,000                   6       251,287,000      49.1     78.5%    1.23x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    37    $  511,957,765     100.0%    77.4%    1.25x
---------------------------------------------------------------------------------------------
AVERAGE BALANCE PER LOAN:         $13,836,696
AVERAGE BALANCE PER PROPERTY:     $13,472,573
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                               RANGE OF MORTGAGE INTEREST RATES
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
RANGE OF MORTGAGE                  NUMBER OF       PRINCIPAL                           WA UW
INTEREST RATES                       LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

5.4810% - 5.7499%                          12    $  223,575,700      43.7%    76.5%    1.23x
5.7500% - 5.9999%                          18       239,843,000      46.8     78.1%    1.26x
6.0000% - 6.2499%                           6        46,443,416       9.1     77.9%    1.22x
6.2500% - 6.2600%                           1         2,095,649       0.4     69.9%    1.42x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    37    $  511,957,765     100.0%    77.4%    1.25x
---------------------------------------------------------------------------------------------
WEIGHTED AVERAGE INTEREST RATE:       5.7705%
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                           ORIGINAL TERM TO MATURITY/ARD IN MONTHS
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
RANGE OF ORIGINAL TERMS            NUMBER OF       PRINCIPAL                           WA UW
TO MATURITY/ARD                      LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

120 - 120                                  37    $  511,957,765     100.0%    77.4%    1.25x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    37    $  511,957,765     100.0%    77.4%    1.25x
---------------------------------------------------------------------------------------------
WEIGHTED AVERAGE ORIGINAL
  LOAN TERM:                              120
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                  GEOGRAPHIC DISTRIBUTION(1)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                   NUMBER OF       PRINCIPAL                           WA UW
GEOGRAPHIC LOCATION               PROPERTIES        BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

MARYLAND                                    1    $   65,500,000      12.8%    79.9%    1.22x
ARIZONA                                     3        59,599,000      11.6     75.8%    1.22x
NEW YORK                                    1        52,000,000      10.2     79.6%    1.22x
FLORIDA                                     3        46,650,000       9.1     78.5%    1.22x
TEXAS                                       2        40,500,000       7.9     79.9%    1.22x
OHIO                                        3        38,777,000       7.6     79.5%    1.34x
VIRGINIA                                    1        30,850,000       6.0     76.6%    1.24x
NEVADA                                      2        27,732,645       5.4     61.8%    1.26x
INDIANA                                     4        27,555,000       5.4     84.2%    1.26x
OTHER                                      18       122,794,120      24.0     76.0%    1.27x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    38    $  511,957,765     100.0%    77.4%    1.25x
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                     UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                   NUMBER OF       PRINCIPAL                           WA UW
RANGE OF UW DSCRS                    LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

1.04X - 1.19X                               5    $   66,094,471      12.9%    75.0%    1.17x
1.20X - 1.29X                              20       367,715,645      71.8     77.7%    1.23x
1.30X - 1.39X                               9        68,482,000      13.4     78.6%    1.36x
1.40X - 1.43X                               3         9,665,649       1.9     71.0%    1.43x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    37    $  511,957,765     100.0%    77.4%    1.25x
---------------------------------------------------------------------------------------------
WEIGHTED AVERAGE UW DSCR:               1.25X
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                        REMAINING TERMS TO MATURITY/ARD DATE IN MONTHS
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
RANGE OF REMAINING TERMS           NUMBER OF       PRINCIPAL                           WA UW
TO MATURITY                          LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

111 - 120                                  37    $  511,957,765     100.0%    77.4%    1.25x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    37    $  511,957,765     100.0%    77.4%    1.25x
---------------------------------------------------------------------------------------------
WEIGHTED AVERAGE REMAINING TERM:          119
---------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                        PROPERTY TYPE DISTRIBUTION(1)
-------------------------------------------------------------------------------------------------------------
                                                 NUMBER OF       PRINCIPAL       % OF         WA        WA UW
PROPERTY TYPE             SUB PROPERTY TYPE      PROPERTIES       BALANCE         IPB        LTV        DSCR
-------------------------------------------------------------------------------------------------------------

MULTIFAMILY               Garden                     30        $ 376,237,395      73.5%      76.9%      1.25x
                          Mid/High Rise               4          101,200,000      19.8       79.1%      1.21x
                          Senior Housing              1            5,093,371       1.0       70.7%      1.15
                          Student Housing             2           25,777,000       5.0       79.8%      1.26x
                          -----------------------------------------------------------------------------------
                            SUBTOTAL:                37        $ 508,307,765      99.3%      77.5%      1.24x
-------------------------------------------------------------------------------------------------------------
MANUFACTURED HOUSING                                  1        $   3,650,000       0.7%      61.9%      1.43x
-------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                              38        $ 511,957,765     100.0%      77.4%      1.25x
-------------------------------------------------------------------------------------------------------------

(1)   Because this table is presented at the mortgaged property level, certain information is based on allocated loan amounts for mortgage loans secured by more than one mortgaged property. As a result, the weighted averages presented in this table may deviate slightly from weighted averages presented at the mortgage loan level in other tables in this free writing prospectus.

                                    14 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                  COLLATERAL CHARACTERISTICS -- LOAN GROUP R-2
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                           ORIGINAL AMORTIZATION TERM IN MONTHS(1)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
RANGE OF ORIGINAL                  NUMBER OF       PRINCIPAL                           WA UW
AMORTIZATION TERMS                   LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

360                                        25    $  200,219,665     100.0%    76.1%    1.26x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    25    $  200,219,665     100.0%    76.1%    1.26x
---------------------------------------------------------------------------------------------
WEIGHTED AVERAGE ORIGINAL
  AMORT TERM:                                               360
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                              LTV RATIOS AS OF THE CUT-OFF DATE
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                   NUMBER OF       PRINCIPAL                           WA UW
RANGE OF CUT-OFF LTVS                LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

59.7% - 70.0%                               4    $   35,387,349       6.9%    62.3%    1.28x
70.1% - 80.0%                              32       463,350,416      90.5     78.2%    1.24x
80.1% - 89.3%                               1        13,220,000       2.6     89.3%    1.22x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    37    $  511,957,765     100.0%    77.4%    1.25x
---------------------------------------------------------------------------------------------
WEIGHTED AVERAGE CUT-OFF DATE
  LTV RATIO:                                               77.4%
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                      AMORTIZATION TYPES
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                   NUMBER OF       PRINCIPAL                           WA UW
AMORTIZED TYPES                      LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

BALLOON LOANS
  INTEREST-ONLY                            12    $  311,738,100      60.9%    78.2%    1.24x
  PARTIAL INTEREST-ONLY                    18       150,941,000      29.5     78.9%    1.25x
  BALLOON                                   7        49,278,665       9.6     67.3%    1.27x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    37    $  511,957,765     100.0%    77.4%    1.25x
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                PARTIAL INTEREST-ONLY PERIODS
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
RANGE OF PARTIAL                   NUMBER OF       PRINCIPAL                           WA UW
INTEREST-ONLY PERIODS                LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

24 - 36                                     9    $   54,646,000      36.2%    77.0%    1.25x
37 - 60                                     9        96,295,000      63.8     80.0%    1.26x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    18    $  150,941,000     100.0%    78.9%    1.25x
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                         LOAN PURPOSE
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                   NUMBER OF       PRINCIPAL                           WA UW
LOAN PURPOSE                         LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

REFINANCE                                  24    $  268,836,295      52.5%    76.6%    1.25x
ACQUISITION                                13       243,121,471      47.5     78.2%    1.24x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    37    $  511,957,765     100.0%    77.4%    1.25x
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                           REMAINING AMORTIZATION TERM IN MONTHS(1)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
RANGE OF REMAINING                 NUMBER OF       PRINCIPAL                           WA UW
AMORTIZATION TERMS                   LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

355 - 360                                  25    $  200,219,665     100.0%    76.1%    1.26x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    25    $  200,219,665     100.0%    76.1%    1.26x
---------------------------------------------------------------------------------------------
WEIGHTED AVERAGE REMAINING
  AMORT TERM:                                               359
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                          LTV RATIOS AS OF THE MATURITY/ARD DATE(2)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                   NUMBER OF       PRINCIPAL                           WA UW
RANGE OF MATURITY LTVS               LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

50.1% - 60.0%                               3    $   29,187,349       5.7%    60.7%    1.28x
60.1% - 70.0%                              10        64,425,316      12.6     73.9%    1.25x
70.1% - 83.8%                              24       418,345,100      81.7     79.1%    1.24x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    37    $  511,957,765     100.0%    77.4%    1.25x
---------------------------------------------------------------------------------------------
WEIGHTED AVERAGE LTV RATIO AT
  MATURITY/ARD DATE:                                       74.4%
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                  YEAR BUILT/RENOVATED(3,4)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
RANGE OF YEARS                     NUMBER OF       PRINCIPAL                           WA UW
BUILT/RENOVATED                   PROPERTIES        BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

1923 - 1979                                 1    $    1,208,000       0.2%    80.0%    1.30x
1980 - 1989                                 6        95,663,700      18.7     74.8%    1.29x
1990 - 1999                                 6        53,912,649      10.5     76.3%    1.26x
2000 - 2007                                25       361,173,416      70.5     78.2%    1.23x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    38    $  511,957,765     100.0%    77.4%    1.25x
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                    PREPAYMENT PROTECTION
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                   NUMBER OF       PRINCIPAL                           WA UW
PREPAYMENT PROTECTION                LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

DEFEASANCE                                 27    $  406,420,820      79.4%    76.9%    1.25x
YIELD MAINTENANCE                          10       105,536,945      20.6     79.2%    1.22x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    37    $  511,957,765     100.0%    77.4%    1.25x
---------------------------------------------------------------------------------------------

(1)   Excludes loans that are interest-only for the entire term.

(2)   Excludes the fully amortizing mortgage loans.

(3)   Range of Years Built/Renovated references the earlier of the year built or with respect to renovated properties the year of the most recent renovation date with respect to each mortgaged property.

(4)   Because this table is presented at the mortgaged property level, certain information is based on allocated loan amounts for mortgage loans secured by more than one mortgaged property. As a result, the weighted averages presented in this table may deviate slightly from weighted averages presented at the mortgage loan level in other tables in this free writing prospectus.

                                    15 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                  COLLATERAL CHARACTERISTICS -- LOAN GROUP R(1)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                CUT-OFF DATE PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
RANGE OF                           NUMBER OF       PRINCIPAL                           WA UW
PRINCIPAL BALANCES                   LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

$1,080,000 - $2,999,999                    20    $   45,182,784       1.3%    70.4%    1.38x
$3,000,000 - $3,999,999                    20        69,734,293       1.9     71.8%    1.33x
$4,000,000 - $4,999,999                    14        61,070,637       1.7     69.2%    1.38x
$5,000,000 - $6,999,999                    25       146,166,461       4.1     70.1%    1.37x
$7,000,000 - $9,999,999                    18       143,374,087       4.0     73.6%    1.35x
$10,000,000 - $14,999,999                  25       315,223,154       8.7     75.3%    1.34x
$15,000,000 - $24,999,999                  18       346,013,895       9.6     73.8%    1.35x
$25,000,000 - $49,999,999                  16       573,943,211      15.9     77.4%    1.34x
$50,000,000 - $230,000,000                 15     1,902,590,000      52.8     75.7%    1.34x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   171    $3,603,298,522     100.0%    75.2%    1.34x
---------------------------------------------------------------------------------------------
AVERAGE BALANCE PER LOAN:         $21,071,921
AVERAGE BALANCE PER PROPERTY:     $14,298,804
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                               RANGE OF MORTGAGE INTEREST RATES
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
RANGE OF MORTGAGE                  NUMBER OF       PRINCIPAL                           WA UW
INTEREST RATES                       LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

5.3230% - 5.4999%                          12    $  813,850,000      22.6%    72.9%    1.45x
5.5000% - 5.7499%                          57     1,133,436,128      31.5     76.3%    1.30x
5.7500% - 5.9999%                          72     1,080,647,593      30.0     76.2%    1.31x
6.0000% - 6.4999%                          28       370,364,800      10.3     73.6%    1.35x
6.5000% - 6.7499%                           1       100,000,000       2.8     79.9%    1.16x
6.7500% - 7.2500%                           1       105,000,000       2.9     70.9%    1.39x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   171    $3,603,298,522     100.0%    75.2%    1.34x
---------------------------------------------------------------------------------------------
WEIGHTED AVERAGE INTEREST RATE:        5.7641%
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                           ORIGINAL TERM TO MATURITY/ARD IN MONTHS
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
RANGE OF ORIGINAL                  NUMBER OF       PRINCIPAL                           WA UW
TERMS TO MATURITY/ARD                LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

109 - 120                                 167    $3,581,948,522      99.4%    75.2%    1.34x
121 - 180                                   4        21,350,000       0.6     76.3%    1.22x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   171    $3,603,298,522     100.0%    75.2%    1.34x
---------------------------------------------------------------------------------------------
WEIGHTED AVERAGE
  ORIGINAL LOAN TERM:                     120
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                  GEOGRAPHIC DISTRIBUTION(2)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                   NUMBER OF       PRINCIPAL                           WA UW
GEOGRAPHIC LOCATION               PROPERTIES        BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

NEW YORK                                   22    $  691,458,466      19.2%    73.9%    1.31x
CALIFORNIA                                 34       509,806,576      14.1     69.4%    1.37x
  CALIFORNIA SOUTH                         25       419,895,572      11.7     67.7%    1.38x
  CALIFORNIA NORTH                          9        89,911,004       2.5     77.5%    1.31x
VIRGINIA                                   23       503,260,000      14.0     77.0%    1.34x
FLORIDA                                    22       443,587,104      12.3     78.1%    1.31x
OTHER                                     151     1,455,186,376      40.4     76.2%    1.36x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   252    $3,603,298,522     100.0%    75.2%    1.34x
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                     UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
RANGE OF                           NUMBER OF       PRINCIPAL                           WA UW
UW DSCRS                             LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

1.04X - 1.09X                               1    $    5,939,100       0.2%    74.2%    1.04x
1.10X - 1.14X                               4        28,293,957       0.8     74.0%    1.12x
1.15X - 1.19X                              15       490,764,719      13.7     77.4%    1.17x
1.20X - 1.29X                              69     1,171,405,837      32.5     76.5%    1.24x
1.30X - 1.49X                              55     1,508,541,245      41.9     76.4%    1.38x
1.50X - 1.74X                              15       215,100,587       6.0     71.7%    1.60x
1.75X - 2.09X                              12       180,253,076       5.0     54.7%    1.90x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   171    $3,603,298,522     100.0%    75.2%    1.34x
---------------------------------------------------------------------------------------------
WEIGHTED AVERAGE UW DSCR:               1.34x
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                        REMAINING TERMS TO MATURITY/ARD DATE IN MONTHS
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
RANGE OF REMAINING                 NUMBER OF       PRINCIPAL                           WA UW
TERMS TO MATURITY                    LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

107 - 120                                 167    $3,581,948,522      99.4%    75.2%    1.34x
121 - 180                                   4        21,350,000       0.6     76.3%    1.22x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   171    $3,603,298,522     100.0%    75.2%    1.34x
---------------------------------------------------------------------------------------------
WEIGHTED AVERAGE
  REMAINING TERM:                         119
---------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                        PROPERTY TYPE DISTRIBUTION(2)
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                   NUMBER OF     PRINCIPAL                    WA        WA UW
PROPERTY TYPE            SUB PROPERTY TYPE        PROPERTIES      BALANCE        % OF IPB     LTV       DSCR
-------------------------------------------------------------------------------------------------------------

OFFICE                   Suburban                     52       $  780,328,840      21.7%     76.5%      1.37x
                         CBD                          14          595,467,363      16.5      70.9%      1.32x
                           Subtotal:                  66       $1,375,796,203      38.2%     74.1%      1.35x
-------------------------------------------------------------------------------------------------------------
RETAIL                   Anchored                     48       $  727,252,442      20.2%     77.1%      1.32x
                         Unanchored                   15           88,793,509       2.5      72.1%      1.28x
                         Shadow Anchored               6           41,744,453       1.2      78.6%      1.29x
                           Subtotal:                  69       $  857,790,404      23.8%     76.6%      1.31x
-------------------------------------------------------------------------------------------------------------
MULTIFAMILY              Garden                       40       $  432,596,868      12.0%     76.3%      1.25x
                         Mid/High Rise                 5          119,200,000       3.3      77.1%      1.25x
                         Student Housing               2           25,777,000       0.7      79.8%      1.26x
                         Senior Housing                1            5,093,371       0.1      70.7%      1.15x
                           Subtotal:                  48       $  582,667,239      16.2%     76.6%      1.25x
-------------------------------------------------------------------------------------------------------------
INDUSTRIAL               Warehouse/Distribution       38       $  336,828,334       9.3%     77.8%      1.47x
                         Flex                         14           49,535,000       1.4      78.8%      1.34x
                           Subtotal:                  52       $  386,363,334      10.7%     78.0%      1.46x
-------------------------------------------------------------------------------------------------------------
HOTEL                    Full Service                  3       $  145,478,664       4.0%     68.9%      1.51x
                         Limited Service               6           41,042,678       1.1      71.6%      1.58x
                           Subtotal:                   9       $  186,521,342       5.2%     69.5%      1.52x
-------------------------------------------------------------------------------------------------------------
MIXED USE                Office/Retail                 2       $   53,250,000       1.5%     74.9%      1.19x
                         Office/Retail/Warehouse       1           35,000,000       1.0      75.3%      1.17x
                         Hotel/Retail                  1          105,000,000       2.9      70.9%      1.39x
SUBTOTAL:                  Subtotal:                   4       $  193,250,000       5.4%     72.8%      1.30x
-------------------------------------------------------------------------------------------------------------
SELF STORAGE                                           2       $   12,960,000       0.4%     66.1%      1.48x
-------------------------------------------------------------------------------------------------------------
PARKING GARAGE                                         1       $    4,300,000       0.1%     79.6%      1.43x
-------------------------------------------------------------------------------------------------------------
MANUFACTURED HOUSING                                   1       $    3,650,000       0.1%     61.9%      1.43x
-------------------------------------------------------------------------------------------------------------
TOTAL:                                               252       $3,603,298,521     100.0%     75.2%      1.34x
-------------------------------------------------------------------------------------------------------------

(1)   With respect to certain mortgage loans, the loan-to-value ratios were based upon the "as-stabilized" values other than the "as-is" value or with certain other adjustments.

(2)   Because this table is presented at the mortgaged property level, certain information is based on allocated loan amounts for mortgage loans secured by more than one mortgaged property. As a result, the weighted averages presented in this table may deviate slightly from weighted averages presented at the mortgage loan level in other tables in this free writing prospectus.

                                    16 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                  COLLATERAL CHARACTERISTICS -- LOAN GROUP R(1)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                           ORIGINAL AMORTIZATION TERM IN MONTHS(2)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
RANGE OF ORIGINAL                  NUMBER OF       PRINCIPAL                           WA UW
AMORTIZATION TERMS                   LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

120 - 300                                  13    $  110,348,732      10.6%    69.7%    1.44x
301 - 360                                  96       909,890,073      87.2     74.7%    1.29x
361 - 420                                   2        23,385,422       2.2     79.9%    1.16x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   111    $1,043,624,227     100.0%    74.3%    1.30x
---------------------------------------------------------------------------------------------
WEIGHTED AVERAGE ORIGINAL
  AMORT TERM:                                               352
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                              LTV RATIOS AS OF THE CUT-OFF DATE
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                   NUMBER OF       PRINCIPAL                           WA UW
RANGE OF CUT-OFF LTVS                LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

32.7% - 50.0%                               4    $  101,674,313       2.8%    43.8%    1.75x
50.1% - 60.0%                              10       106,840,526       3.0     57.8%    1.59x
60.1% - 65.0%                              10        46,116,000       1.3     63.3%    1.51x
65.1% - 70.0%                              24       258,227,210       7.2     67.3%    1.46x
70.1% - 75.0%                              34       637,345,208      17.7     73.2%    1.28x
75.1% - 80.0%                              84     2,419,070,264      67.1     78.7%    1.31x
80.1% - 89.3%                               5        34,025,000       0.9     84.2%    1.24x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   171    $3,603,298,522     100.0%    75.2%    1.34x
---------------------------------------------------------------------------------------------
WEIGHTED AVERAGE CUT-OFF DATE
  LTV RATIO:                                               75.2%
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                      AMORTIZATION TYPES
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                   NUMBER OF       PRINCIPAL                           WA UW
AMORTIZED TYPES                      LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

BALLOON LOANS
  INTEREST-ONLY                            60    $2,559,674,295      71.0%    75.5%    1.36x
  BALLOON                                  54       528,828,269      14.7     71.8%    1.36x
  PARTIAL INTEREST-ONLY                    55       506,302,000      14.1     77.0%    1.25x
FULLY AMORTIZING LOANS                      2         8,493,957       0.2     60.0%    1.12x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   171    $3,603,298,522     100.0%    75.2%    1.34x
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                PARTIAL INTEREST-ONLY PERIODS
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
RANGE OF PARTIAL                   NUMBER OF       PRINCIPAL                           WA UW
INTEREST-ONLY PERIODS                LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

12                                          1    $   11,680,000       2.3%    80.0%    1.21x
13 - 24                                    10        64,864,000      12.8     76.3%    1.31x
25 - 36                                    17       110,885,000      21.9     76.8%    1.24x
37 - 48                                     5        47,385,000       9.4     74.3%    1.24x
49 - 60                                    22       271,488,000      53.6     77.7%    1.24x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    55    $  506,302,000     100.0%    77.0%    1.25x
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                         LOAN PURPOSE
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                   NUMBER OF       PRINCIPAL                           WA UW
LOAN PURPOSE                         LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

REFINANCE                                 122    $2,599,389,050      72.1%    75.0%    1.34x
ACQUISITION                                49     1,003,909,472      27.9     75.7%    1.34x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   171    $3,603,298,522     100.0%    75.2%    1.34x
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                           REMAINING AMORTIZATION TERM IN MONTHS(2)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
RANGE OF REMAINING                 NUMBER OF       PRINCIPAL                           WA UW
AMORTIZATION TERM                    LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

119 - 300                                  13    $  110,348,732      10.6%    69.7%    1.44x
301 - 360                                  97       916,275,495      87.8     74.7%    1.29x
361 - 420                                   1        17,000,000       1.6     80.0%    1.12x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   111    $1,043,624,227     100.0%    74.3%    1.30x
---------------------------------------------------------------------------------------------
WEIGHTED AVERAGE REMAINING
  AMORT TERM:                                               351
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                         LTV RATIOS AS OF THE MATURITY/ARD DATE(3,4)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                   NUMBER OF       PRINCIPAL                           WA UW
RANGE OF MATURITY LTVS               LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

21.2% - 40.0%                               1    $    4,180,356       0.1%    32.7%    2.04x
40.1% - 50.0%                               8       136,120,395       3.8     49.8%    1.69x
50.1% - 60.0%                              25       182,322,525       5.1     64.0%    1.46x
60.1% - 70.0%                              65       776,320,188      21.6     72.7%    1.37x
70.1% - 83.8%                              70     2,495,861,100      69.4     78.3%    1.30x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   169    $3,594,804,564     100.0%    75.2%    1.34x
---------------------------------------------------------------------------------------------
WEIGHTED AVERAGE LTV
  RATIO AT MATURITY/ARD DATE:                              72.5%
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                  YEAR BUILT/RENOVATED(5,6)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
RANGE OF YEARS                     NUMBER OF       PRINCIPAL                           WA UW
BUILT/RENOVATED                   PROPERTIES        BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

1910 - 1969                                 6    $   55,177,024       1.5%    72.7%    1.27x
1970 - 1979                                16       148,596,297       4.1     77.2%    1.39x
1980 - 1989                                44       758,161,747      21.0     75.5%    1.31x
1990 - 1999                                57       684,825,461      19.0     72.1%    1.44x
2000 - 2007                               129     1,956,537,992      54.3     76.0%    1.32x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   252    $3,603,298,521     100.0%    75.2%    1.34x
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                    PREPAYMENT PROTECTION
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                   NUMBER OF       PRINCIPAL                           WA UW
PREPAYMENT PROTECTION                LOANS          BALANCE       % OF IPB   WA LTV    DSCR
---------------------------------------------------------------------------------------------

DEFEASANCE                                126    $2,984,672,418      82.8%    75.1%    1.34x
YIELD MAINTENANCE                          41       600,132,662      16.7     75.7%    1.35x
YIELD MAINTENANCE,
DEFEASANCE/YIELD MAINTENANCE                4        18,493,442       0.5     63.6%    1.66x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   171    $3,603,298,522     100.0%    75.2%    1.34x
---------------------------------------------------------------------------------------------

(1)   With respect to certain mortgage loans, the loan-to-value ratios were based upon the "as-stabilized" values other than the "as-is" value or with certain other adjustments.

(2)   Excludes loans that are interest-only for the entire term.

(3)   Excludes the fully amortizing mortgage loans.

(4)   Includes 4 ARD loans representing approximately 1.2% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date.

(5)   Range of Years Built/Renovated references the earlier of the year built or with respect to renovated properties the year of the most recent renovation date with respect to each mortgaged property.

(6)   Because this table is presented at the mortgaged property level, certain information is based on allocated loan amounts for mortgage loans secured by more than one mortgaged property. As a result, the weighted averages presented in this table may deviate slightly from weighted averages presented at the mortgage loan level in other tables in this free writing prospectus.

                                    17 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
 TOP FIFTEEN MORTGAGE LOANS OR GROUPS OF CROSS-COLLATERALIZED MORTGAGE LOANS(1)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

LOAN                                                                                  NUMBER OF       LOAN       CUT-OFF DATE
SELLER(2)     LOAN NAME                                         CITY, STATE           PROPERTIES      GROUP         BALANCE
-------------------------------------------------------------------------------------------------------------------------------

NCCI          Coconut Point                                     (Estero, FL)               1           R-1      $  230,000,000
JPMCB         599 Lexington Ave                                 (New York, NY)             1           R-1      $  225,000,000
EHY           Skyline Portfolio                                 (Falls Church, VA)         8           R-1      $  203,400,000
JPMCB         Lafayette Property Trust                          (Alexandria, VA)           9           R-1      $  203,250,000
EHY           StratReal Industrial Portfolio II                 (Various, Various)        10           R-1      $  186,000,000
-------------------------------------------------------------------------------------------------------------------------------
EHY           Augusta Mall                                      (Augusta, GA)              1            S       $  175,000,000
EHY           Solana                                            (Westlake, TX)             1            S       $  140,000,000
JPMCB         Colony VI Portfolio                               (Various, Various)        11            S       $  138,270,000
JPMCB         Centro Heritage Portfolio V                       (Various, Various)        13            S       $  129,235,662
JPMCB         Southland Mall                                    (Miami, FL)                1            S       $  120,500,000
-------------------------------------------------------------------------------------------------------------------------------
UBS           Franklin Tower                                    (Washington, DC)           1            S       $  105,000,000
UBS           Outrigger Guam Resort                             (Tumon, Guam)              1           R-1      $  105,000,000
UBS           Long Island Marriott and Conference Center(6)     (Uniondale, NY)            1           R-1      $  103,500,000
NCCI          The Orchard at Saddleback                         (Lake Forest, CA)          1           R-1      $  100,000,000
JPMCB         Osprey Portfolio                                  (Various, FL)              6           R-1      $   96,240,000
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
              TOP 5 TOTAL/WEIGHTED AVERAGE                                                                      $1,047,650,000
              TOP 10 TOTAL/WEIGHTED AVERAGE                                                                     $1,750,655,662
              TOP 15 TOTAL/WEIGHTED AVERAGE                                                                     $2,260,395,662

----------------------------------------------------------------------------------------------------------------------------
                                                                              SF/
LOAN                                                            % OF        UNITS/       UW         CUT-OFF       PROPERTY
SELLER(2)     LOAN NAME                                          IPB         ROOMS     DSCR(3)    LTV RATIO(4)      TYPE
----------------------------------------------------------------------------------------------------------------------------

NCCI          Coconut Point                                      4.3%        834,859   1.30x        78.9%           Retail
JPMCB         599 Lexington Ave                                  4.2%      1,030,309   1.25x        75.0%           Office
EHY           Skyline Portfolio                                  3.8%      2,566,783   1.24x        77.8%           Office
JPMCB         Lafayette Property Trust                           3.8%        839,469   1.45x        77.5%           Office
EHY           StratReal Industrial Portfolio II                  3.5%      5,003,066   1.35x        79.5%         Industrial
----------------------------------------------------------------------------------------------------------------------------
EHY           Augusta Mall                                       3.3%        470,717   1.44x        77.8%           Retail
EHY           Solana                                             2.6%      1,874,975   1.34x        71.3%         Mixed Use
JPMCB         Colony VI Portfolio                                2.6%      2,075,221   1.72x        60.0%          Various
JPMCB         Centro Heritage Portfolio V                        2.4%      2,263,247   2.37x        53.9%           Retail
JPMCB         Southland Mall                                     2.3%        663,948   1.32x        77.3%           Retail
----------------------------------------------------------------------------------------------------------------------------
UBS           Franklin Tower                                     2.0%        216,192   1.21x        70.0%           Office
UBS           Outrigger Guam Resort                              2.0%           6005   1.39x        70.9%         Mixed Use
UBS           Long Island Marriott and Conference Center(6)      1.9%            618   1.48x        68.1%           Hotel
NCCI          The Orchard at Saddleback                          1.9%        278,461   1.16x        79.9%           Retail
JPMCB         Osprey Portfolio                                   1.8%        691,024   1.39x        80.0%           Office
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
              TOP 5 TOTAL/WEIGHTED AVERAGE                      19.6%                  1.32x        77.7%
              TOP 10 TOTAL/WEIGHTED AVERAGE                     32.8%                  1.44x        74.0%
              TOP 15 TOTAL/WEIGHTED AVERAGE                     42.3%                  1.41x        73.9%
----------------------------------------------------------------------------------------------------------------------------

(1)   Information with regard to any mortgage loan with one or more subordinate companion loans is calculated without regard to the related subordinate companion loans(s), and in the case of the 599 Lexington Avenue loan, the
      Skyline Portfolio loan and the Solana loan in certain circumstances, such information, particularly as it relates to debt service coverage ratios and loan-to-value ratios, includes the principal balance and debt service payments of the respective pari passu companion loans. In addition, because the Colony VI Portfolio loan is secured by 11 groups of mortgaged assets, each with its own maturity date and prepayment lockout period, solely for purposes of the statistical and numerical information presented in this free writing prospectus, it is treated as 11 cross collateralized and cross-defaulted mortgage loans, each of which is secured by a single mortgaged property.

(2)   "NCCI" = Nomura Credit & Capital, Inc. "JPMCB" = JPMorgan Chase Bank,
      N.A.; "EHY"= Eurohypo AG, New York Branch; "UBS" = UBS Real Estate
      Securities Inc.

(3)   With respect to certain mortgage loans, the (UW) DSCR was calculated net of certain reserves and/or certain other assumptions or adjustments were made in making such calculation.

(4)   With respect to certain mortgage loans, the cut-off LTV Ratio was calculated net of certain reserves and/or certain other assumptions or adjustments were made in making such calculation. In addition, with respect to certain mortgage loans, the loan-to-value ratios were based upon the "as-stabilized" values other than the "as-is" value or with certain other adjustments.

(5)   Does not include approximately 37,215 square feet of retail space.

(6)   The appraised value and corresponding loan-to-value ratio is based on the mortgaged property's stabilized value of $152,000,000, which reflects the mortgaged property's projected performance after the PIP. The property's
      "as-is" loan-to-value ratio is 77.1% based on the "as-is" appraised value of $107,000,000 and the loan balance net of the upfront FF&E Reserve and
      Debt Service Reserve.

                                    18 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
    TOP FIFTEEN MORTGAGE LOANS OR GROUPS OF CROSS-COLLATERALIZED LOAN GROUP S
                                MORTGAGE LOANS(1)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
LOAN                                                                NUMBER OF         CUT-OFF DATE      % OF S
SELLER(2)     LOAN NAME                       CITY, STATE           PROPERTIES          BALANCE          IPB
---------------------------------------------------------------------------------------------------------------

EHY           Augusta Mall                    (Augusta , GA)             1           $  175,000,000      10.1%
EHY           Solana                          (Westlake, TX)             1           $  140,000,000       8.0%
JPMCB         Colony VI Portfolio             (Various, Various)        11           $  138,270,000       7.9%
JPMCB         Centro Heritage Portfolio V     (Various, Various)        13           $  129,235,662       7.4%
JPMCB         Southland Mall                  (Miami, FL)                1           $  120,500,000       6.9%
---------------------------------------------------------------------------------------------------------------
UBS           Franklin Tower                  (Washington, DC)           1           $  105,000,000       6.0%
UBS           90 Broad Street                 (New York, NY)             1           $   86,000,000       4.9%
NCCI          Pelican Point                   (Ventura, CA)              1           $   72,000,000       4.1%
UBS           1515 Market Street              (Philadelphia, PA)         1           $   70,000,000       4.0%
EHY           Arches                          (Sunnyvale, CA)            1           $   65,000,000       3.7%
---------------------------------------------------------------------------------------------------------------
JPMCB         Colony V Portfolio              (Various, Various)         4           $   55,093,000       3.2%
NCCI          Overland Park Trade Center      (Overland Park, KS)        1           $   55,000,000       3.2%
NCCI          Lembi Multifamily Portfolio     (San Francisco, CA)        8           $   47,000,000       2.7%
JPMCB         San Tan Village Phase 2         (Gilbert, AZ)              1           $   45,000,000       2.6%
JPMCB         Boeing Lomita Campus            (Torrance, CA)             1           $   40,000,000       2.3%
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
              TOP 5 TOTAL/WEIGHTED AVERAGE                                           $  703,005,662      40.4%
              TOP 10 TOTAL/WEIGHTED AVERAGE                                          $1,101,005,662      63.2%
              TOP 15 TOTAL/WEIGHTED AVERAGE                                          $1,343,098,662      77.1%
---------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                   SF                    CUT-OFF
LOAN                                             UNITS/        UW          LTV          PROPERTY
SELLER(2)     LOAN NAME                           ROOMS       DSCR(3)    RATIO(4)         TYPE
----------------------------------------------------------------------------------------------------

EHY           Augusta Mall                        470,717       1.44x      77.8%          Retail
EHY           Solana                            1,874,975       1.34x      71.3%         Mixed Use
JPMCB         Colony VI Portfolio               2,075,221       1.72x      60.0%          Various
JPMCB         Centro Heritage Portfolio V       2,263,247       2.37x      53.9%          Retail
JPMCB         Southland Mall                      663,948       1.32x      77.3%          Retail
----------------------------------------------------------------------------------------------------
UBS           Franklin Tower                      216,192       1.21x      70.0%          Office
UBS           90 Broad Street                     392,989       1.30x      68.5%          Office
NCCI          Pelican Point                           411       1.20x      80.0%        Multifamily
UBS           1515 Market Street                  507,180       1.53x      75.3%          Office
EHY           Arches                                  410       1.26x      77.8%        Multifamily
----------------------------------------------------------------------------------------------------
JPMCB         Colony V Portfolio                1,028,059       1.48x      53.3%          Various
NCCI          Overland Park Trade Center          651,648       1.49x      80.0%          Office
NCCI          Lembi Multifamily Portfolio             291       1.45x      70.8%        Multifamily
JPMCB         San Tan Village Phase 2             269,541       1.53x      70.3%          Retail
JPMCB         Boeing Lomita Campus                572,810       1.90x      67.2%        Industrial
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
              TOP 5 TOTAL/WEIGHTED AVERAGE                      1.63x      68.5%
              TOP 10 TOTAL/WEIGHTED AVERAGE                     1.51x      70.4%
              TOP 15 TOTAL/WEIGHTED AVERAGE                     1.51x      70.0%
----------------------------------------------------------------------------------------------------

(1)   Information with regard to any mortgage loan with one or more subordinate companion loans is calculated without regard to the related subordinate companion loans(s), and in the case of the Solana loan, in certain circumstances, such information, particularly as it relates to debt service coverage ratios and loan-to-value ratios, includes the principal balance and debt service payments of the respective pari passu companion loans. In addition, because the Colony VI Portfolio is secured by 11 groups of mortgaged assets, each with its own maturity date and prepayment lockout period, solely for purposes of the statistical and numerical information presented in this free writing prospectus treated as 11 cross collateralized and cross-defaulted mortgage loans, each of which is secured by a single mortgaged property. In addition, because the Colony V
      Portfolio is secured by 4 groups of mortgaged assets, each with its own maturity date and prepayment lockout period, solely for purposes of the statistical and numerical information presented in this free writing prospectus, it is treated as 4 cross collateralized and cross-defaulted mortgage loans, each of which is secured by a single mortgaged property.

(2)   "EHY"= Eurohypo AG, New York Branch; "JPMCB" = JPMorgan Chase Bank, N.A.;
      "UBS" = UBS Real Estate Securities Inc.; "NCCI"= Nomura Credit & Capital,
      Inc.

(3)   With respect to certain mortgage loans, the (UW) DSCR was calculated net of certain reserves and/or certain other assumptions or adjustments were made in making such calculation.

(4)   With respect to certain mortgage loans, the cut-off LTV Ratio was calculated net of certain reserves and/or certain other assumptions or adjustments were made in making such calculation. In addition, with respect to certain mortgage loans, the loan-to-value ratios were based upon the "as-stabilized" value other than the "as-is" value or with certain other adjustments.

                                    19 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
   TOP FIFTEEN MORTGAGE LOANS OR GROUPS OF CROSS-COLLATERALIZED LOAN GROUP R-1
                                MORTGAGE LOANS(1)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
LOAN                                                                                   NUMBER OF     CUT-OFF DATE     % OF R-1
SELLER(2)     LOAN NAME                                       CITY, STATE             PROPERTIES       BALANCE          IPB
------------------------------------------------------------------------------------------------------------------------------

NCCI          Coconut Point                                   (Estero, FL)                1        $  230,000,000        7.4%
JPMCB         599 Lexington Ave                               (New York, NY)              1        $  225,000,000        7.3%
EHY           Skyline                                         (Falls Church , VA )        8        $  203,400,000        6.6%
JPMCB         Lafayette Property Trust                        (Alexandria, VA)            9        $  203,250,000        6.6%
EHY           StratReal Industrial Portfolio II               (Various, Various)         10        $  186,000,000        6.0%
------------------------------------------------------------------------------------------------------------------------------
UBS           Outrigger Guam Resort                           (Tumon, GU)                 1        $  105,000,000        3.4%
UBS           Long Island Marriott and Conference Center(6)   (Uniondale, NY)             1        $  103,500,000        3.3%
NCCI          The Orchard at Saddleback                       (Lake Forest, CA)           1        $  100,000,000        3.2%
JPMCB         Osprey Portfolio                                (Various, FL)               6        $   96,240,000        3.1%
NCCI          Davies Pacific Center                           (Honolulu, HI)              1        $   95,000,000        3.1%
------------------------------------------------------------------------------------------------------------------------------
UBS           Center West                                     (Los Angeles, CA)           1        $   90,000,000        2.9%
UBS           90-100 Trinity Place                            (New York, NY)              1        $   82,000,000        2.7%
UBS           Americold Pool 1                                (Various, Various)          4        $   65,700,000        2.1%
NCCI          Jogani Portfolio                                (Various, Various)         11        $   60,239,317        1.9%
AIG           Ross Retail Portfolio                           (Various, Various)          6        $   49,600,000        1.6%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
              Top 5 Total/Weighted Average                                                         $1,047,650,000       33.9%
              Top 10 Total/Weighted Average                                                        $1,547,390,000       50.1%
              Top 15 Total/Weighted Average                                                        $1,894,929,317       61.3%

-------------------------------------------------------------------------------------------------------------------
                                                                    SF/                      CUT-OFF
LOAN                                                              UNITS/           UW          LTV       PROPERTY
SELLER(2)     LOAN NAME                                            ROOMS        DSCR(3)      RATIO(4)      TYPE
-------------------------------------------------------------------------------------------------------------------

NCCI          Coconut Point                                        834,859       1.30x        78.9%       Retail
JPMCB         599 Lexington Ave                                  1,030,309       1.25x        75.0%       Office
EHY           Skyline                                            2,566,783       1.24x        77.8%       Office
JPMCB         Lafayette Property Trust                             839,469       1.45x        77.5%       Office
EHY           StratReal Industrial Portfolio II                  5,003,066       1.35x        79.5%     Industrial
-------------------------------------------------------------------------------------------------------------------
UBS           Outrigger Guam Resort                                    600       1.39x        70.9%      Mixed Use
UBS           Long Island Marriott and Conference Center(6)            618       1.48x        68.1%        Hotel
NCCI          The Orchard at Saddleback                            278,461       1.16x        79.9%       Retail
JPMCB         Osprey Portfolio                                     691,024       1.39x        80.0%       Office
NCCI          Davies Pacific Center                                355,802       1.18x        77.2%       Office
-------------------------------------------------------------------------------------------------------------------
UBS           Center West                                          344,673       1.78x        43.9%       Office
UBS           90-100 Trinity Place                                 186,445       1.16x        79.6%       Office
UBS           Americold Pool 1                                     736,220       1.58x        79.3%     Industrial
NCCI          Jogani Portfolio                                         884       1.24x        72.2%       Various
AIG           Ross Retail Portfolio                                817,497       1.19x        79.4%       Retail
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
              Top 5 Total/Weighted Average                                       1.32x        77.7%
              Top 10 Total/Weighted Average                                      1.32x        76.8%
              Top 15 Total/Weighted Average                                      1.34x        75.4%
-------------------------------------------------------------------------------------------------------------------

(1)   Information with regard to any mortgage loan with one or more subordinate companion loans is calculated without regard to the related subordinate companion loans(s), and in the case of the 599 Lexington Ave loan and the
      Skyline Portfolio loan, in certain circumstances, such information, particularly as it relates to debt service coverage ratios and loan-to-value ratios, includes the principal balance and debt service payments of the respective pari passu companion loans.

(2)   "NCCI"= Nomura Credit & Capital, Inc.; "JPMCB" = JPMorgan Chase Bank,
      N.A.; "EHY"= Eurohypo AG, New York Branch; "UBS" = UBS Real Estate
      Securities Inc.

(3)   With respect to certain mortgage loans, the (UW) DSCR was calculated net of certain reserves and/or certain other assumptions or adjustments were made in making such calculation.

(4)   With respect to certain mortgage loans, the cut-off LTV Ratio was calculated net of certain reserves and/or certain other assumptions or adjustments were made in making such calculation. In addition, with respect to certain mortgage loans, the loan-to-value ratios were based upon the "as-stabilized" values other than the "as-is" value or with certain other adjustments.

(5)   Does not include approximately 37,215 square feet of retail space.

(6)   The appraised value and corresponding loan-to-value ratio is based on the mortgaged property's stabilized value of $152,000,000, which reflects the mortgaged property's projected performance after the PIP. The property's
      "as-is" loan-to-value ratio is 77.1% based on the "as-is" appraised value of $107,000,000 and the loan balance net of the upfront FF&E Reserve and
      Debt Service Reserve.

                                    20 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
   TOP FIFTEEN MORTGAGE LOANS OR GROUPS OF CROSS-COLLATERALIZED LOAN GROUP R-2
                                 MORTGAGE LOANS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
LOAN                                                                      NUMBER OF      CUT-OFF DATE    % R-2 OF
SELLER(1)     LOAN NAME                          CITY, STATE              PROPERTIES       BALANCE          IPB
------------------------------------------------------------------------------------------------------------------

JPMCB         Hampton at Town Center             (Germantown, MD)             1          $ 65,500,000       12.8%
UBS           2700-2800 Bronx Park East          (Bronx, NY)                  1          $ 52,000,000       10.2%
UBS           Sawyer Portfolio                   (Various, FL)                2          $ 43,000,000        8.4%
NCCI          Pinnacle Heights                   (Tucson, AZ)                 1          $ 32,937,000        6.4%
NCCI          Addison at Wyndham                 (Glen Allen, VA)             1          $ 30,850,000        6.0%
------------------------------------------------------------------------------------------------------------------
NCCI          Worthington Meadows                (Worthington, OH)            1          $ 27,000,000        5.3%
NCCI          The Hamptons                       (Las Vegas, NV)              1          $ 23,441,700        4.6%
PNC           Ashley House Apartment Homes       (Katy, TX)                   1          $ 21,500,000        4.2%
NCCI          College Suites-Murfreesboro TN     (Murfreesboro, TN)           1          $ 21,120,000        4.1%
PNC           Remington Apartments               (Amarillo, TX)               1          $ 19,000,000        3.7%
------------------------------------------------------------------------------------------------------------------
NCCI          Ashton Oaks Apartments             (Winston-Salem, NC)          1          $ 14,250,000        2.8%
JPMCB         Park Place Apartments              (Janesville, WI)             1          $ 14,150,000        2.8%
NCCI          Colonia Del Rio                    (Tucson, AZ)                 1          $ 14,102,000        2.8%
NCCI          Hickory Ridge                      (Merrillville, IN)           1          $ 13,220,000        2.6%
NCCI          Stonegate at Eagle's Landing       (Stockbridge, GA)            1          $ 13,000,000        2.5%
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
              TOP 5 TOTAL/WEIGHTED AVERAGE                                               $224,287,000       43.8%
              TOP 10 TOTAL/WEIGHTED AVERAGE                                              $336,348,700       65.7%
              TOP 15 TOTAL/WEIGHTED AVERAGE                                              $405,070,700       79.1%

------------------------------------------------------------------------------------------------------------
LOAN                                                    SF/UNITS/       UW       CUT-OFF         PROPERTY
SELLER(1)     LOAN NAME                                   ROOMS       DSCR(2)   LTV RATIO(3)        TYPE
------------------------------------------------------------------------------------------------------------

JPMCB         Hampton at Town Center                      768         1.22x       79.9%         Multifamily
UBS           2700-2800 Bronx Park East                   702         1.22x       79.6%         Multifamily
UBS           Sawyer Portfolio                            625         1.20x       79.9%         Multifamily
NCCI          Pinnacle Heights                            310         1.19x       73.2%         Multifamily
NCCI          Addison at Wyndham                          312         1.24x       76.6%         Multifamily
------------------------------------------------------------------------------------------------------------
NCCI          Worthington Meadows                         528         1.37x       79.4%         Multifamily
NCCI          The Hamptons                                492         1.25x       59.7%         Multifamily
PNC           Ashley House Apartment Homes                276         1.25x       80.0%         Multifamily
NCCI          College Suites-Murfreesboro TN              216         1.27x       80.0%         Multifamily
PNC           Remington Apartments                        288         1.19x       79.8%         Multifamily
------------------------------------------------------------------------------------------------------------
NCCI          Ashton Oaks Apartments                      288         1.26x       77.0%         Multifamily
JPMCB         Park Place Apartments                       208         1.38x       77.5%         Multifamily
NCCI          Colonia Del Rio                             176         1.27x       78.3%         Multifamily
NCCI          Hickory Ridge                               395         1.22x       89.3%         Multifamily
NCCI          Stonegate at Eagle's Landing                167         1.23x       71.4%         Multifamily
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
              TOP 5 TOTAL/WEIGHTED AVERAGE                            1.21x       78.4%
              TOP 10 TOTAL/WEIGHTED AVERAGE                           1.23x       77.5%
              TOP 15 TOTAL/WEIGHTED AVERAGE                           1.24x       77.7%
------------------------------------------------------------------------------------------------------------

(1)   "JPMCB" = JPMorgan Chase Bank, N.A.; "UBS" = UBS Real Estate Securities
      Inc.;"NCCI" = Nomura Credit & Capital, Inc.; "PNC" = PNC Bank National
      Association.

(2)   With respect to certain mortgage loans, the (UW) DSCR was calculated net of certain reserves and/or certain other assumptions or adjustments were made in making such calculation.

(3)   With respect to certain mortgage loans, the cut-off LTV Ratio was calculated net of certain reserves and/or certain other assumptions or adjustments were made in making such calculation. In addition, with respect to certain mortgage loans, the loan-to-value ratios were based upon the "as-stabilized" values other than the "as-is" value or with certain other adjustments.

                                    21 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                          ADDITIONAL DEBT LOAN SUMMARY
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                        % OF CUTOFF
                                       CUT-OFF DATE        TRUST       PARI PASSU      TRUST CUT-OFF
            LOAN NAME                TRUST BALANCE(1)     BALANCE         DEBT         DATE LTV(2,3)
-----------------------------------------------------------------------------------------------------

599 LEXINGTON AVE                      $225,000,000         4.2%      $525,000,000           75.0%
SKYLINE PORTFOLIO                      $203,400,000         3.8%      $474,600,000           77.8%
AUGUSTA MALL                           $175,000,000         3.3%      $          0           77.8%
SOLANA                                 $140,000,000         2.6%      $220,000,000           71.3%
90-100 TRINITY PLACE                   $ 82,000,000         1.5%      $          0           79.6%
PELICAN POINT                          $ 72,000,000         1.3%      $          0           80.0%
OVERLAND PARK TRADE CENTER             $ 55,000,000         1.0%      $          0           80.0%
ROSS RETAIL PORTFOLIO                  $ 49,600,000         0.9%      $          0           79.4%
LEMBI MULTIFAMILY PORTFOLIO            $ 47,000,000         0.9%      $          0           70.8%
SAWYER PORTFOLIO                       $ 43,000,000         0.8%      $          0           79.9%
AMERICOLD POOL 2                       $ 35,000,000         0.7%      $315,000,000           75.9%
ANCHOR GOVERNMENT ASSETS PORTFOLIO     $ 30,781,211         0.6%      $          0           79.7%
WALGREENS HERMILIN PORTFOLIO III       $ 13,320,000         0.2%      $          0           80.0%
WALGREENS HERMILIN PORTFOLIO II        $ 11,440,000         0.2%      $          0           80.0%
WALGREENS HERMILIN PORTFOLIO I         $ 10,048,000         0.2%      $          0           80.0%
TAMIAMI WEST SHOPPING CENTER           $  9,100,000         0.2%      $          0           68.9%
TIMBERLINE APARTMENTS                  $  4,109,000         0.1%      $          0           73.4%
TURTLE CREEK PARK                      $  3,125,000         0.1%      $          0           72.7%

------------------------------------------------------------------------------------------------------------------------
                                                    JUNIOR/      CUT-OFF DATE      TOTAL         TOTAL
                                                    B-NOTE/         TOTAL        MORTGAGE      MORTGAGE    CUT-OFF DATE
                                        TRUST     SUBORDINATE      MORTGAGE     DEBT CUTOFF      DEBT        MEZZANINE
               LOAN NAME              DSCR(2,4)     SECURED        DEBT(2)       LTV(2,3)      DSCR(2,4)      BALANCE
------------------------------------------------------------------------------------------------------------------------

599 LEXINGTON AVE                      1.25x      $         0    $750,000,000       75.0%       1.25x      $          0
SKYLINE PORTFOLIO                      1.24x      $         0    $678,000,000       77.8%       1.24x      $          0
AUGUSTA MALL                           1.44x      $ 4,000,000    $179,000,000       77.8%       1.44x      $          0
SOLANA                                 1.34x      $         0    $360,000,000       71.3%       1.34x      $ 35,000,000
90-100 TRINITY PLACE                   1.16x      $         0    $ 82,000,000       79.6%       1.16x      $  4,000,000
PELICAN POINT                          1.20x      $         0    $ 72,000,000       80.0%       1.20x      $ 24,049,000
OVERLAND PARK TRADE CENTER             1.49x      $        05    $ 55,000,000       80.0%       1.49x      $          0
ROSS RETAIL PORTFOLIO                  1.19x      $         0    $ 49,600,000       79.4%       1.19x      $  8,000,000
LEMBI MULTIFAMILY PORTFOLIO            1.45x      $         0    $ 47,000,000       70.8%       1.45x      $ 10,000,000
SAWYER PORTFOLIO                       1.20x      $         0    $ 43,000,000       79.9%       1.20x      $  5,700,000
AMERICOLD POOL 2                       2.09x      $         0    $350,000,000       75.9%       2.09x      $          0
ANCHOR GOVERNMENT ASSETS PORTFOLIO     1.37x      $ 1,930,000    $ 32,711,211       84.7%       1.24x      $          0
WALGREENS HERMILIN PORTFOLIO III       1.31x      $         0    $ 13,320,000       80.0%       1.31x      $    634,000
WALGREENS HERMILIN PORTFOLIO II        1.31x      $         0    $ 11,440,000       80.0%       1.31x      $    525,000
WALGREENS HERMILIN PORTFOLIO I         1.31x      $         0    $ 10,048,000       80.0%       1.31x      $    446,000
TAMIAMI WEST SHOPPING CENTER           1.24x      $         0    $  9,100,000       68.9%       1.24x      $  4,764,000
TIMBERLINE APARTMENTS                  1.20x      $   267,000    $  4,376,000       78.1%       1.09x      $          0
TURTLE CREEK PARK                      1.18x      $   204,000    $  3,329,000       77.4%       1.06x      $          0

(1)   Includes only those assets that are included in the trust fund.

(2)   Information with regard to any mortgage loan with one or more subordinate companion loans is calculated without regard to the related subordinate companion loans(s), and in the case of the 599 Lexington Ave loan, the
      Skyline Portfolio loan, the Americold Pool 2 loan and the Solana loan, in certain circumstances, such information, particularly as it relates to debt service coverage ratios and loan-to-value ratios, includes the principal balance and debt service payments of the respective pari passu companion loans.

(3)   With respect to certain mortgage loans, the cut-off LTV Ratio was calculated net of certain reserves and/or certain other assumptions or adjustments were made in making such calculation. In addition, with respect to certain mortgage loans, the loan-to-value ratios were based upon the "as-stabilized" values other than the "as-is" value or with certain other adjustments.

(4)   With respect to certain mortgage loans, the (UW) DSCR was calculated net of certain reserves and/or certain other assumptions or adjustments were made in making such calculation.

(5)   With respect to the Overland Park Trade Center loan, upon the fulfillment of certain conditions set forth in the related mortgage loan documents, the related borrower may incur up to $10,000,000 of additional debt in the form of a B-Note.

                                    22 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                            PARI PASSU LOAN SUMMARY
--------------------------------------------------------------------------------

---------------------------------------------------------------------
LOAN                                            A-NOTE BALANCE AS OF
 NO.     LOAN SELLER   LOAN NAME                   CUT-OFF DATE
---------------------------------------------------------------------

   2        JPMCB      599 Lexington Avenue        $225,000,000
                                                   $225,000,000
                                                   $150,000,000
                                                   $150,000,000
---------------------------------------------------------------------
   3         EHY       Skyline Portfolio(1)        $271,200,000
                                                   $203,400,000
                                                   $203,400,000
---------------------------------------------------------------------
   7         EHY       Solana                      $220,000,000
                                                   $140,000,000
---------------------------------------------------------------------
   61       JPMCB      Americold Pool(2)           $ 70,000,000
                                                   $180,000,000
                                                   $ 35,000,000
                                                   $ 35,000,000
                                                   $ 30,000,000
---------------------------------------------------------------------

LOAN
 NO.                 TRANSACTION                                 SERVICER                         SPECIAL SERVICER
-----------------------------------------------------------------------------------------------------------------------

   2              JPMCC 2007-LDP10*                     Midland Loan Services, Inc.          J.E. Robert Company, Inc.
                         TBD
                         TBD
                         TBD
-----------------------------------------------------------------------------------------------------------------------
   3                 BACM 2007-1*                  Bank of America, National Association         LNR Partners, Inc.
                   JPMCC 2007-LDP10
                         TBD
-----------------------------------------------------------------------------------------------------------------------
   7                 BACM 2007-1*                 Bank of America, National Association(2)       LNR Partners, Inc.
                   JPMCC 2007-LDP10
-----------------------------------------------------------------------------------------------------------------------
   61             JPMCC 2007-CIBC18*                       Capmark Finance Inc.(3)               LNR Partners, Inc.
        CD 2007-CD4 Commercial Mortgage Trust
                   JPMCC 2007-LDP10
                         TBD
                         TBD
-----------------------------------------------------------------------------------------------------------------------

*     Represents the controlling pooling and servicing agreement for the related mortgage loan.

(1)   Co-orginated with Bank of America, National Association.

(2)   Wells Fargo Bank, N.A. will be the primary servicer for the Solana loan.

(3)   Midland Loan Services, Inc. will be the primary servicer for the Americold
      Pool 2 loan.

                                    23 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                                 COCONUT POINT
--------------------------------------------------------------------------------

                            [PHOTO OF COCONUT POINT]

                                    24 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                                  COCONUT POINT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:         $230,000,000
CUT-OFF DATE PRINCIPAL BALANCE:     $230,000,000
% OF POOL BY IPB:                   4.3%
% OF GROUP R-1:                     7.4%
LOAN SELLER:                        Nomura Credit & Capital, Inc.
BORROWER:                           Coconut Point Town Center, LLC
SPONSOR:                            Coconut Point Town Center, LLC
ORIGINATION DATE:                   11/13/06
INTEREST RATE:                      5.83000%
INTEREST-ONLY PERIOD:               120
MATURITY DATE:                      12/10/16
AMORTIZATION TYPE:                  Interest-only
ORIGINAL AMORTIZATION:              N/A
REMAINING AMORTIZATION:             N/A
CALL PROTECTION:                    L(24),Def(83),O(10)
CROSS-COLLATERALIZATION:            No
LOCK BOX:                           Hard
ADDITIONAL DEBT:                    No
ADDITIONAL DEBT TYPE(1):            Permitted Mezzanine Loan
LOAN PURPOSE:                       Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                                         INITIAL     MONTHLY
                                                      --------------------------
TAXES:                                                      $0          $0
INSURANCE:                                                  $0          $0
CAPEX:                                                      $0          $0
OTHER:                                                      $0          $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:             Single Asset
TITLE:                              Fee/Leasehold
PROPERTY TYPE:                      Retail -- Anchored
SQUARE FOOTAGE:                     834,859
LOCATION:                           Estero, FL
YEAR BUILT/RENOVATED:               2006
OCCUPANCY:                          94.1%
OCCUPANCY DATE:                     08/08/06
NUMBER OF TENANTS:                  140
UW REVENUES:                        $23,782,300
UW EXPENSES:                        $5,584,431
UW NOI:                             $18,197,869
UW NET CASH FLOW:                   $17,610,255
APPRAISED VALUE:                    $291,500,000
APPRAISAL DATE:                     12/01/06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:               $275
CUT-OFF DATE LTV:                   78.9%
MATURITY DATE LTV:                  78.9%
UW IO DSCR:                         1.30x
UW DSCR:                            1.30x
--------------------------------------------------------------------------------

(1)   The borrower is permitted to incur future mezzanine debt subject to following conditions: (i) no event of default has occurred and is continuing, (ii) the loan-to-value for the combined debt is not greater than 80%, (iii) the debt service ratio for the combined debt is not less than 1.05x, (iv) the execution of an intercreditor agreement and (v) the satisfaction of certain other conditions set forth in the related loan documents.

                                    25 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                                  COCONUT POINT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                      TENANT SUMMARY

                                          RATINGS
                                         MOODY'S/                 % OF TOTAL      ANNUAL     ANNUAL BASE  LEASE EXPIRATION
TENANT SUMMARY                            FITCH(1)   TOTAL SF   COLLATERAL SF    BASE RENT    RENT PSF          YEAR
--------------------------------------------------------------------------------------------------------------------------

ANCHORS
DILLARD'S (NOT PART OF COLLATERAL)         B2/BB-      182,302        NAP               NAP        NAP      Anchor Owned
SUPER TARGET (NOT PART OF COLLATERAL)      A1/A+       173,900        NAP               NAP        NAP      Anchor Owned
MUVICO THEATERS                                         92,000       11.0%      $ 1,080,000    $ 11.74          2026
SPORTS AUTHORITY                                        37,500        4.5           525,000    $ 14.00          2016
BED BATH & BEYOND                                       35,000        4.2           474,950    $ 13.57          2016
                                                    ----------------------------------------------------
SUBTOTAL                                               520,702       19.7%      $ 2,079,950    $ 12.64

TOP 10 TENANTS
T.J. MAXX                                    A3         32,311        3.9%      $   306,955    $  9.50          2016
ROSS DRESS FOR LESS                                     30,187        3.6           377,338    $ 12.50          2016
BEST BUY                                 Baa2/BBB+      30,000        3.6           525,000    $ 17.50          2016
BARNES & NOBLE                                          27,201        3.3           380,814    $ 14.00          2016
DSW                                                     20,961        2.5           282,974    $ 13.50          2016
OFFICE MAX                                  Ba2         20,000        2.4           285,000    $ 14.25          2016
PETSMART                                    Ba2         19,624        2.4           264,924    $ 13.50          2016
COST PLUS WORLD MARKETS                                 18,300        2.2           301,950    $ 16.50          2016
WEST ELM                                                15,087        1.8           377,175    $ 25.00          2018
OLD NAVY                                  Ba1/BB+       14,818        1.8           174,112    $ 11.75          2011
                                                    ----------------------------------------------------
SUBTOTAL                                               228,489       27.4%      $ 3,276,241    $ 14.34

INLINE: (0 TO 12,000 SF)(2)                            392,906       47.1%      $11,272,529    $ 28.69
                                                    ----------------------------------------------------

VACANT SQUARE FEET:                                     48,964        5.9%              NAP
TOTAL COLLATERAL GLA:                                  834,859                  $16,628,719
TOTAL CENTER GLA:                                    1,191,061

(1)   Ratings provided are for the parent company of the entity listed in the
      "Tenant Name" field whether or not the parent company guarantees the lease.

(2)   Includes approximately 3,386 square feet under negotiation with Venus
      Swimwear, but no lease or other commitment has been executed. Tenant has a projected lease expiration ending February 28, 2017.

                                    26 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                                  COCONUT POINT
--------------------------------------------------------------------------------

THE LOAN. The Coconut Point loan is secured by a fixed-rate first mortgage on a fee and leasehold interest in a 834,859 square foot newly developed open-air shopping center located in Estero (Naples -- Ft. Myers corridor), Florida.

THE BORROWER. The borrower is a 50/50% joint venture between Simon Property
Group, L.P. ("Simon") and Dillard's, Inc. ("Dillard's") Simon is the largest publicly traded Real Estate Investment Trust in North America and the country's largest owner, developer, and manager of retail real estate. Simon, headquartered in Indianapolis, Indiana operates from four major platforms --
regional malls, outlet centers, community/lifestyle centers and international shopping centers. Simon owns or has an interest in approximately 284 properties in the United States comprising more than 200 million square feet of gross leaseable area in 38 states plus Puerto Rico. Simon has a current rating of
"Baa1/A-/BBB+" (Moody's/S&P/Fitch). Simon is a NYSE listed company (NYSE: "SPG")
and a member of the S&P 500 index.

Dillard's, Inc. ranks among the nation's largest fashion apparel and home furnishings retailers whose annual revenue for 2006 exceeded $7 billion.
Dillard's stores offer a broad selection of merchandise and feature products from both national and exclusive brand sources. The company operates 330
Dillard's locations spanning 29 states and is a NYSE listed company (NYSE:
"DDS").

GROUND LEASE. Coconut Point Developers, LLC remains the fee owner and has leased the land and improvements to a new single purpose bankruptcy remote entity, and the fee owner has granted a non-recourse mortgage of its fee interest in the mortgaged property as security for the loan to the borrower.

PARTIAL RELEASE. The related loan documents permit the borrower to obtain the release of the air rights above the improvements on the mortgaged property to a third party upon satisfaction of certain conditions, including but not limited to (i) a site plan showing the proposed air space development, (ii) legal description of the air rights, (iii) ALTA survey showing the air rights area,
(iv) any air space documentation submitted to a governmental authority, (v) an endorsement to the mortgage lender's policy for the remaining property, (vi)
zoning approvals and (vii) other documentation set forth in the related loan agreement.

Additionally, provided no event of default occurs and is continuing, the borrower may without consent of the mortgagee: (i) make transfers of immaterial or non-income producing portions of the mortgaged property to any federal, state, or local government or any political subdivision thereof in connection with takings or condemnations of any portion of the mortgaged property for dedication or public use and (ii) make transfers of non-income producing portions of the mortgaged property (by sale, ground lease, sublease, or other conveyance of any interest) to third parties, including, without limitation, owners of out parcels, department store pads, pads for office buildings, hotels or other properties for the purpose of erecting and operating additional structures or parking facilities whose use is integrated and consistent with the use of the mortgaged property; provided, however, it is a condition to any of the transfers in clause (ii) above that no transfer, conveyance or other encumbrance materially impair the utility or operation of the mortgaged property and no transfer, conveyance or other encumbrance materially adversely affects the value of the mortgaged property, taken as a whole.

THE PROPERTY. Coconut Point is a newly developed open-air shopping center containing approximately 140 stores located in Estero (Naples -- Ft. Myers corridor), Florida. The shopping center includes approximately 1,191,061 square feet of master planned single-story retail space of which approximately 834,859 square feet represents the collateral. The shopping center is the focus of a
500-acre, master planned community that will ultimately include approximately
90,000 square feet of office condominiums, 285 residential condominium units and a hotel. Development of Coconut Point began in 2005 and individual stores commenced opening in Spring 2006. The shopping center includes 23 retail buildings. There are approximately 5,895 parking spaces designated in parking lots resulting in a parking ratio of 4.95:1,000 square feet.

The mortgaged property's retail space is comprised of three components. The
"village" component is anchored by Dillard's, a state-of-the-art 20-screen
Muvico Cinema, Barnes & Noble and several restaurants including Ruth's Chris
Steakhouse, California Pizza Kitchen and Bice Grand Cafe. The "community center"
component is anchored by big-box retailers including Bed Bath & Beyond, Best
Buy, DSW, Office Max, Old Navy, Party City, PetSmart, Pier One, Ross Dress for
Less, The Sports Authority, T.J. Maxx and Ulta Cosmetics. Connecting the village to the community center is the third component, "The Lakefront", which contains casual and sit-down dining options and shops surrounding several acres of lakes.

Coconut Point is located in Estero, Lee County, Florida in the southern portion of the Fort Myers metropolitan statistical area. It is roughly in between Fort
Myers to the north and Naples to the south along Tamiami Trail (US 41) and is situated at the intersection of Tamiami Trail (US 41) and Coconut Road. There is
also east-west access to Coconut Point via Corkscrew Road nearby which has an interchange with I-75 to the east. Both Fort Myers and Naples are growing areas and Coconut Point lies in both paths of growth.

The shopping center is currently 94.1% leased based on executed tenants. Small shop tenants feature Banana Republic, Coach, Guess, Ann Taylor Loft, Bebe,
Express, Lucky Brand Jeans, Sunglass Hut, Hollister, Apple and Marble Slab
Creamery.

SIGNIFICANT TENANTS.

Muvico occupies approximately 92,000 square feet and features 16 screens with stadium seating and surround sound. Muvico is a "boutique" Cineplex entertainment company that has been expanding throughout Florida and the
Northeast. The theater company has a screen/theater average of 19.5 screens per location and offers amenities such as valet parking. Muvico's strategy is to develop, acquire and operate state-of-the-art megaplex theaters in entertainment centers in mid-sized metropolitan markets and suburban growth areas of larger metropolitan markets in any suitable location.

                                    27 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                                  COCONUT POINT
--------------------------------------------------------------------------------

The Sports Authority is a full-line sporting goods retailer in the United
States, offering an assortment of brand name sporting apparel and equipment at competitive prices. As of January 28, 2006, The Sports Authority operated 398 stores in 45 states under banners of The Sports Authority, Gart Sports,
Sportmart and Oshman's names. The Sports Authority has numerous e-tailing websites, located at thesportsauthority.com, gartsports.com, sportmart.com and
oshmans.com. In addition, The Sports Authority maintains a joint venture partnership with AEON, Ltd., which operates "The Sports Authority" stores in
Japan under a licensing agreement.

Bed Bath & Beyond (NASDAQ: "BBBY") is a chain of superstores selling predominantly domestic merchandise and home furnishings. As of March 8, 2006,
Bed Bath & Beyond operated 751 Bed Bath & Beyond stores, 38 Harmon stores and 30
Christmas Tree Shops stores.

The TJX Companies, Inc. ("T.J. Maxx") (NYSE: "TJX") is a leading off-price retailer of apparel and home fashions in the United States and worldwide. As of
March 8, 2006, TJX operated 799 T.J. Maxx, 715 Marshalls, 251 HomeGoods and 152
A.J. Wright stores, as well as 35 Bob's Stores, in the United States.
Internationally, TJX operates 174 Winners and 58 HomeSense stores in Canada, and
198 T.J. Maxx stores in Europe.

THE MARKET(1). Coconut Point is located in Lee County, within the city of
Estero. The mortgaged property lies approximately mid-way between Fort Myers to the north and Naples to the south. Generally, the boundaries of the immediate area are Alico Road to the north, the Lee County/Collier County line to the south, Gulf of Mexico to the west, and I-75 to the east. The mortgaged property is accessible via the regional interstate network and local arterials that provide linkages throughout the Fort Myers MSA and into the Naples MSA.

The mortgaged property's primary trade area (10-mile radius) has a current population of approximately 165,000 people. Average household incomes are above average at $75,352 within a 10-mile radius. The highest income levels in the area are closest to the mortgaged property with average household income of
$122,147 within a 1-mile radius.

In general, shopping centers in Naples and Fort Myers are above 90% occupancy.
Coconut Point will compete most directly with the traditional regional malls and major open-air shopping centers within the region. The most competitive property for Coconut Point is expected to be Gulf Coast Town Center, a community/power center located 8.3 miles away along the I-75 Ft. Myers/Naples corridor. However since the competitor is located along I-75, it is more oriented toward the eastern communities and travelers along I-75, which is considered to be a separate trade area. Coconut Point is more oriented toward the affluent communities along the US 41 corridor along the west coast.

PROPERTY MANAGEMENT. The manager for the mortgaged property is Simon Management
Associates, LLC, an affiliated entity of Simon Property Group, Inc. ("SPG").
SPG, headquartered in Indianapolis, Indiana, is a self-administered and self-managed real estate investment trust. Through subsidiary partnerships, it is engaged primarily in the ownership, development, management, leasing, acquisition and expansion of retail properties, primarily regional malls, outlet centers and community shopping centers.

(1)   Certain information was obtained from the Coconut Point appraisal, dated
      September 5, 2006. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

--------------------------------------------------------------------------------------------------------------------------
                                                 LEASE ROLLOVER SCHEDULE

            NUMBER OF                                      % OF BASE   CUMULATIVE  CUMULATIVE %  CUMULATIVE   CUMULATIVE %
             LEASES    SQUARE FEET  % OF GLA   BASE RENT     RENT     SQUARE FEET     OF GLA     BASE RENT   OF BASE RENT
   YEAR     EXPIRING    EXPIRING    EXPIRING   EXPIRING    EXPIRING     EXPIRING     EXPIRING     EXPIRING     EXPIRING
--------------------------------------------------------------------------------------------------------------------------

VACANT         16         48,964       5.9%           NAP      NAP       48,964         5.9%            NAP       NAP
2007 & MTM      0              0       0.0    $         0      0.0%      48,964         5.9%              0       0.0%
2008            0              0       0.0              0      0.0       48,964         5.9%              0       0.0%
2009            1          1,325       0.2         79,500      0.5       50,289         6.0%         79,500       0.5%
2010            0              0       0.0              0      0.0       50,289         6.0%         79,500       0.5%
2011           25         88,488      10.6      2,068,693     12.4      138,777        16.6%      2,148,193      12.9%
2012            1          1,530       0.2         42,840      0.3      140,307        16.8%      2,191,033      13.2%
2013            1          1,979       0.2         65,000      0.4      142,286        17.0%      2,256,033      13.6%
2014            0              0       0.0              0      0.0      142,286        17.0%      2,256,033      13.6%
2015            0              0       0.0              0      0.0      142,286        17.0%      2,256,033      13.6%
2016           82        544,821      65.3     11,586,852     69.7      687,107        82.3%     13,842,885      83.2%
2017           10         35,221       4.2      1,145,899      6.9      722,328        86.5%     14,988,784      90.1%
AFTER           4        112,531      13.5      1,639,935      9.9      834,859       100.0%     16,628,719     100.0%
--------------------------------------------------------------------------------------------------------------------------
TOTAL:        140        834,859     100.0%   $16,628,719    100.0%
--------------------------------------------------------------------------------------------------------------------------

                                    28 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                                  COCONUT POINT
--------------------------------------------------------------------------------

                             [MAP OF COCONUT POINT]

                                    29 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                                  COCONUT POINT
--------------------------------------------------------------------------------

                             [MAP OF COCONUT POINT]

                                    30 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    31 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                              599 LEXINGTON AVENUE
--------------------------------------------------------------------------------

                         [PHOTO OF 599 LEXINGTON AVENUE]

                                    32 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                              599 LEXINGTON AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE(1):      $225,000,000
CUT-OFF DATE PRINCIPAL BALANCE:     $225,000,000
% OF POOL BY IPB:                   4.2%
% OF GROUP R-1:                     7.3%
LOAN SELLER:                        JPMorgan Chase Bank, N.A.
BORROWER:                           BP 599 Lexington Avenue LLC
SPONSOR:                            Boston Properties Limited Partnership
ORIGINATION DATE:                   02/12/07
INTEREST RATE:                      5.49300%
INTEREST-ONLY PERIOD:               120
MATURITY DATE:                      03/01/17
AMORTIZATION TYPE:                  Interest-only
ORIGINAL AMORTIZATION:              N/A
REMAINING AMORTIZATION:             N/A
CALL PROTECTION(2):                 L(26),Def(87),O(7)
CROSS-COLLATERALIZATION:            No
LOCK BOX:                           Cash Management Agreement
ADDITIONAL DEBT(1):                 $525,000,000
ADDITIONAL DEBT TYPE:               Pari Passu Loan
LOAN PURPOSE:                       Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                                         INITIAL     MONTHLY
                                                      --------------------------
TAXES:                                                      $0          $0
INSURANCE:                                                  $0          $0
CAPEX:                                                      $0          $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:             Single Asset
TITLE:                              Fee
PROPERTY TYPE:                      Office -- CBD
SQUARE FOOTAGE(3):                  1,030,309
LOCATION:                           New York, NY
YEAR BUILT/RENOVATED:               1986
OCCUPANCY:                          97.3%
OCCUPANCY DATE:                     02/01/07
NUMBER OF TENANTS:                  24
HISTORICAL NOI:
  2004:                             $40,948,065
  2005:                             $41,242,206
  2006:                             $41,932,203
UW REVENUES:                        $81,216,358
UW EXPENSES:                        $27,958,570
UW NOI(4):                          $53,257,788
UW NET CASH FLOW:                   $52,242,058
APPRAISED VALUE:                    $1,000,000,000
APPRAISAL DATE:                     02/01/07
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            FINANCIAL INFORMATION(5)
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:               $728
CUT-OFF DATE LTV:                   75.0%
MATURITY DATE LTV:                  75.0%
UW IO DSCR:                         1.25x
UW DSCR:                            1.25x
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                           SIGNIFICANT TENANTS

TENANT NAME                  SQUARE FEET    % OF GLA       BASE RENT PSF       LEASE EXPIRATION YEAR
----------------------------------------------------------------------------------------------------

SHEARMAN & STERLING LLP        517,658        50.2%           $36.14                   2022
KIRKPATRICK & LOCKHART         125,176        12.1%           $63.93                   2017
GOODWIN PROCTER LLP(6)         124,072        12.0%           $69.06                   2008
REED SMITH LLP(6)               96,253         9.3%           $74.15                   2017
----------------------------------------------------------------------------------------------------

(1)   The $750,000,000 mortgage loan has been split into four pari passu notes:
      a $225,000,000 A-1 Note (included in the trust fund), a $225,000,000 A-2
      Note (not included in the trust fund), a $150,000,000 A-3 Note (not included in the trust fund) and a $150,000,000 A-4 Note (not included in the trust fund).

(2)   The defeasance lockout period expires on the earlier to occur of (i) two years from the last securitization date involving any portion of the 599
      Lexington Ave loan or (ii) three years from loan closing date.

(3)   Leases expiring in 2007, 2008 and 2009 have been remeasured to indicate the rentable area upon release. Without the remeasurement, the total square footage would be approximately 1,019,461 square feet.

(4)   An increase of approximately $11,325,585 in UW NOI over the 2006 historical figure is due to: (i) rents in place were underwritten to include rent bumps through December 31, 2007, (ii) with respect to
      Shearman and Sterling LLP, Kirkpatrick and Lockhart, Reed Smith LLP, and
      Commonwealth Bank of Australia, rents were underwritten to the average rent for the remaining loan term, and (iii) all leases expiring through
      2009 will pay mark to market rent and reflect the appraiser's estimated market rent for the floor and rental growth at the mortgaged property. The appraisal estimates a growth rate of 3% in 2008 and 8% in 2009, and modest rents were concluded to be between $85 and $105 for the various floors at the mortgaged property.

(5)   Calculated based on the aggregate cut-off date principal balance of the
      A-1 Note (included in the trust fund), the A-2 Note (not included in the trust fund), the A-3 Note (not included in the trust fund) and the A-4
      Note (not included in the trust fund).

(6)   Goodwin Proctor LLP subleases approximately 23,000 square feet of its space from Shearman and Sterling LLP, and Reed Smith LLP subleases approximately 17,157 square feet of its space from Compass Advisors LLC.

                                    33 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                              599 LEXINGTON AVENUE
--------------------------------------------------------------------------------

THE LOAN. The 599 Lexington Avenue loan is secured by a first mortgage fee interest in a Class A office building comprising approximately 1,030,309 square feet located in Midtown Manhattan.

The total financing amount of $750,000,000 is split into four pari passu notes, a $225,000,000 A-1 Note, a $225,000,000 A-2 Note, a $150,000,000 A-3 Note and a
$150,000,000 A-4 Note. The A-1 Note will be included in the trust fund and the remaining notes may be included in future transactions.

THE BORROWER. The borrower is BP 599 Lexington Avenue LLC, a special purpose entity.

THE SPONSOR. The sponsor of the borrower is Boston Properties Limited
Partnership (NYSE: "BXP") ("Boston Properties") rated "BBB" by Fitch, Inc. and
"Baa2" by Moody's. Boston Properties, Inc. is a self administered real estate investment trust ("REIT") that has developed and acquired over 42.1 million square feet of Class A office space in New York, Boston, San Francisco and
Washington since 1970. Boston Properties currently manages over 6.6 million square feet of Manhattan office space, and has developed approximately 8.4 million square feet of office property in New York City.

THE PROPERTY. 599 Lexington Avenue is a 47-story Class A central business district ("CBD") office complex containing approximately 1,030,309 square feet, which was developed by Boston Properties in 1986. The mortgaged property is situated at the corner of Lexington Avenue and 53rd street in Midtown Manhattan, and can be accessed via the 4, 5, 6, E and V lines of the New York City subway system which has a station located directly beneath the mortgaged property. The station provides the mortgaged property with access to Grand Central Station,
Penn Station and the Port Authority Bus Terminal via subway. The mortgaged property is located within a few blocks of the world headquarters of JPMorgan
Chase, Bear Stearns, Citigroup and Colgate Palmolive. The surrounding area is serviced by dining and retail establishments and hotels including the Waldorf
Astoria, the Intercontinental, the W Hotel and the Eastside Marriott.

599 Lexington Avenue was designed by Edward Larabee Barnes. The mortgaged property features a fifty foot high Verde Aver and Carrara marble lobby that showcases a three-dimensional painting by Frank Stella commissioned for the space.

SIGNIFICANT TENANTS.

Shearman & Sterling LLP ("Shearman") is a New York based law firm founded in
1873 and currently employs approximately 1,000 attorneys located in 19 domestic and international offices. Shearman has practices that include antitrust, bankruptcy, capital markets, mergers and acquisitions, tax, and project development and finance. Shearman was ranked as the 13th largest law firm in the country in 2006 with gross revenues of over $835 million. The firm occupies approximately 517,658 square feet, or approximately 50.2% of the mortgaged property's net rentable area. Shearman's lease expires in August 2022.

Kirkpatrick & Lockhart ("Kirkpatrick") is a Pittsburgh based law firm that currently employs approximately 1,400 lawyers in 22 offices throughout the world. Kirkpatrick represents multinational corporations, large banks, and public sector entities in areas of practice that include government regulation, intellectual property and mergers and acquisitions. Kirkpatrick was ranked as the 23rd largest law firm in the country in 2006 with gross revenues of $372.5 million. Kirkpatrick occupies approximately 125,176 square feet, or approximately 12.1% of the mortgaged property's net rentable area. Kirkpatrick's lease expires in October 2017 with two, five-year renewal options.

Goodwin Proctor LLP ("Goodwin") is a national law firm that employs over 600 attorneys located in Boston, Los-Angeles, New York, San Francisco and Washington
D.C. The firm has practices in real estate, corporate, litigation law and other areas. Goodwin occupies approximately 124,072 square feet, or approximately
12.0% of the mortgaged property's net rentable area. Goodwin's lease expires in
November 2008.

THE MARKET(1). 599 Lexington Avenue is located in the Plaza Market, which is generally defined as the area bound by 47th Street to the south and 65th Street to the north, from Avenue of the Americas to the East River. The area contains approximately 97,297,729 square feet of class A office space within four submarkets and has average rents of approximately $75.65 per square foot. The mortgaged property is located within the East Side office submarket of the Plaza district which contains approximately 18.3 million square feet of class A office space.

The mortgaged property is 97.3% occupied, and has an average rental rate of
$51.94 per square foot. The East Side Office submarket exhibited average rents of $57.47 per square foot as of the fourth quarter of 2006 and had an occupancy rate of 94.3%. The asking rental rates at buildings directly competitive with the mortgaged property are between $80 and $110 per square foot.

PROPERTY MANAGEMENT. The mortgaged property is managed by Boston Properties
Limited Partnership.

(1)   Certain information was obtained from the 599 Lexington Avenue appraisal, dated February 1, 2007. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    34 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                              599 LEXINGTON AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                 LEASE ROLLOVER SCHEDULE

            NUMBER OF                                      % OF BASE   CUMULATIVE  CUMULATIVE %  CUMULATIVE   CUMULATIVE %
             LEASES    SQUARE FEET  % OF GLA   BASE RENT     RENT     SQUARE FEET     OF GLA      BASE RENT   OF BASE RENT
   YEAR     EXPIRING    EXPIRING    EXPIRING   EXPIRING    EXPIRING     EXPIRING     EXPIRING     EXPIRING      EXPIRING
--------------------------------------------------------------------------------------------------------------------------

VACANT         NAP          27,804     2.7%           NAP      NAP        27,804        2.7%             NAP      NAP
2007 & MTM       2          24,540     2.4    $ 1,522,125      2.8%       52,344        5.1%     $ 1,522,125      2.8%
2008            12         128,585    12.5      8,815,366     16.5       180,929       17.6%     $10,337,491     19.3%
2009            11          53,851     5.2      3,615,852      6.8       234,780       22.8%     $13,953,344     26.1%
2010             3          22,800     2.2      1,368,000      2.6       257,580       25.0%     $15,321,344     28.6%
2011             5          11,827     1.1      1,055,887      2.0       269,407       26.1%     $16,377,231     30.6%
2012             1           2,547     0.2        220,265      0.4       271,954       26.4%     $16,597,496     31.0%
2013             0               0     0.0              0      0.0       271,954       26.4%     $16,597,496     31.0%
2014             3           7,144     0.7        854,329      1.6       279,098       27.1%     $17,451,824     32.6%
2015             0               0     0.0              0      0.0       279,098       27.1%     $17,451,824     32.6%
2016             2          11,168     1.1      1,008,093      1.9       290,266       28.2%     $18,459,917     34.5%
2017            14         222,385    21.6     16,342,863     30.5       512,651       49.8%     $34,802,781     65.0%
AFTER           27         517,658    50.2     18,706,592     35.0     1,030,309      100.0%     $53,509,373    100.0%
--------------------------------------------------------------------------------------------------------------------------
TOTAL:          80       1,030,309   100.0%   $53,509,373    100.0%
--------------------------------------------------------------------------------------------------------------------------

                                    35 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                              599 LEXINGTON AVENUE
--------------------------------------------------------------------------------

                          [MAP OF 599 LEXINGTON AVENUE]

                                    36 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                              599 LEXINGTON AVENUE
--------------------------------------------------------------------------------

                          [MAP OF 599 LEXINGTON AVENUE]

                                    37 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                                SKYLINE PORTFOLIO
--------------------------------------------------------------------------------

                          [PHOTO OF SKYLINE PORTFOLIO]

                                    38 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                                SKYLINE PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE(1):      $203,400,000
CUT-OFF DATE PRINCIPAL BALANCE:     $203,400,000
% OF POOL BY IPB:                   3.8%
% OF GROUP R-1:                     6.6%
LOAN SELLER:                        Eurohypo AG
BORROWER:                           CESC Skyline LLC
SPONSOR:                            Vornado Realty, L.P.
ORIGINATION DATE:                   01/26/07
INTEREST RATE:                      5.74300%
INTEREST-ONLY PERIOD:               120 Months
MATURITY DATE:                      02/01/17
AMORTIZATION TYPE:                  Interest-only
ORIGINAL AMORTIZATION:              N/A
REMAINING AMORTIZATION:             N/A
CALL PROTECTION(2):                 L(24),Def(90),O(5)
CROSS-COLLATERALIZATION:            No
LOCK BOX:                           Hard
ADDITIONAL DEBT(1):                 $474,600,000
ADDITIONAL DEBT TYPE(1):            Pari Passu Loan
LOAN PURPOSE:                       Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                                         INITIAL     MONTHLY
                                                      --------------------------
TAXES(4):                                                   $0        Springing
INSURANCE(4):                                               $0        Springing
CAPEX(4):                                                   $0        Springing
TI/LC(5):                                                   $0               $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:             Portfolio
TITLE:                              Fee
PROPERTY TYPE:                      Office -- Suburban
SQUARE FOOTAGE:                     2,566,783
LOCATION:                           Falls Church, VA
YEAR BUILT/RENOVATED:               Various
OCCUPANCY:                          97.1%
OCCUPANCY DATE:                     01/16/07
NUMBER OF TENANTS:                  164
HISTORICAL NOI:
  2004:                             $42,996,081
  2005:                             $46,163,503
  TTM AS OF 06/30/06:               $48,490,190
UW REVENUES:                        $75,552,345
UW EXPENSES:                        $22,554,864
UW NOI:                             $52,997,481
UW NET CASH FLOW:                   $49,114,387
APPRAISED VALUE:                    $872,000,000
APPRAISAL DATE:                     01/02/07
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            FINANCIAL INFORMATION(3)
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:               $264
CUT-OFF DATE LTV:                   77.8%
MATURITY DATE LTV:                  77.8%
UW IO DSCR:                         1.24x
UW DSCR:                            1.24x
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                            SIGNIFICANT TENANTS

                                                   SQUARE                                         LEASE
TENANT NAME                    MOODY'S/FITCH(6)     FEET       % OF GLA     BASE RENT PSF    EXPIRATION YEAR
------------------------------------------------------------------------------------------------------------

GSA(7)                             Aaa/AAA        1,415,872      55.4%         54.2%             Various
SCIENCE APPLICATIONS
INTERNATIONAL CORP.(8)                 A3           156,329       6.1%          6.1%             Various
NORTHROP GRUMMAN DEFENSE(9)        Baa2/BBB+         73,740       2.9%          2.9%             Various
AXIOM RESOURCE MANAGEMENT(10)                        61,520       2.4%          2.4%             Various
------------------------------------------------------------------------------------------------------------

(1)   The $678,000,000 mortgage loan has been split into three pari passu notes:
      a $271,200,000 A-1 Note (securitized in Banc of America Commercial
      Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series
      2007-1), a $203,400,000 A-2 Note (not included in the trust fund) and a
      $203,400,000 A-3 Note (included in the trust fund). The loan was originated 50% by Eurohypo AG, New York Branch and 50% by Bank of America,
      National Association.

(2)   The defeasance lockout period expires on the earlier to occur of three years from the origination date and two years from the date the last pari passu note (the A-2 Note) is the subject of a REMIC securitization.

(3)   Calculated based on the aggregate cut-off date principal balance of the
      A-1 Note (not included in the trust fund), the A-2 Note (not included in the trust fund) and the A-3 Note (included in the trust fund).

(4)   Monthly collections of Taxes, Insurance and CapEx will be triggered upon the earlier to occur of (i) DSCR declining below a 1.05x for two consecutive quarters and (ii) an event of default.

(5)   At closing, a borrower principal provided a guaranty with a maximum liability of $2,568,000 in lieu of cash deposits for TI/LC escrows, which will not be subject to reduction or release.

(6)   Ratings provided are for the parent company of the entity listed in the
      "Tenant Name" field whether or not the parent company guarantees the lease.

(7)   GSA has 28 different leases that expire between February 28, 2007 and
      September 15, 2015. Approximately 242,823 square feet will expire in 2007, approximately 53,539 square feet will expire in 2008, approximately
      318,777 square feet will expire in 2009, approximately 46,053 square feet will expire in 2010, approximately 402,824 square feet will expire in
      2011, approximately 24,575 square feet will expire in 2012, approximately
      175,403 square feet will expire in 2014 and approximately 151,878 square feet will expire in 2015.

(8)   Science Applications International Corp. has seven different leases that expire between February 28, 2007 and December 25, 2011. Approximately
      9,219 square feet will expire in 2007, approximately 33,958 square feet will expire in 2008, approximately 42,204 square feet will expire in 2010 and approximately 70,948 square feet will expire in 2011.

(9)   Northrop Grumman Defense has four different leases. Approximately 17,555 square feet will expire May 31,2007, approximately 28,078 square feet will expire June 30, 2007, approximately 14,810 square feet will expire March
      31, 2009 and approximately 13,297 square feet will expire February 28,
      2010.

(10)  Axiom Resource Management has nine different leases that expire between
      2007 and 2008. Approximately 56,787 square feet will expire in 2007 with the remaining approximately 4,733 square feet expiring in 2008.

                                    39 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                                SKYLINE PORTFOLIO
--------------------------------------------------------------------------------

THE LOAN. The Skyline Portfolio loan is secured by a first mortgage on eight multi-story office buildings containing approximately 2,566,783 square feet located in Falls Church, Virginia. The Skyline Portfolio loan is part of a split loan structure evidenced by three pari passu promissory notes: a $271,200,000
A-1 Note (securitized in Banc of America Commercial Mortgage Inc., Commercial
Mortgage Pass-Through Certificates, Series 2007-1), a $203,400,000 A-2 Note (not
included in the trust fund) and the $203,400,000 A-3 Note (included in the trust fund).

THE BORROWER. The borrower, CESC Skyline LLC, a Delaware limited liability company, is a single purpose, bankruptcy remote entity with at least two independent managers for which a non-consolidation opinion has been issued by the borrower's legal counsel.

Equity ownership in the borrower is held by Vornado Shenandoah Holdings, LLC
(99.0%) and Two Penn Plaza REIT, Inc. (1.0%). Equity ownership of Vornado
Shenandoah is held by Vornado Realty, L.P. (99.0%) (NYSE: "VNO") (rated "BBB" by
Fitch, "Baa2" by Moody's and "BBB+" by S&P). Equity ownership of Vornado Realty
L.P., the sponsor, is held by Vornado Realty Trust.

THE SPONSOR. The sponsor is Vornado Realty, L.P., a fully integrated real estate investment trust and a member of the S&P 500. Its common shares are traded on the NYSE under the symbol "VNO". Vornado Realty, L.P. owns all or portions of
111 office properties containing approximately 30.7 million square feet in the
New York City metropolitan area, in Washington, D.C. and the northern Virginia area; 111 retail properties in nine states and Puerto Rico containing approximately 16.2 million square feet; 9.5 million square feet of showroom and office space owned by its Merchandise Mart division; a 47.6% interest in
Americold Realty Trust, the largest owner and operator of cold storage warehouses in North America; a 33% interest in Alexander's (NYSE: "ALX"); a 33%
interest in Toys "R" Us, which has 1,204 stores worldwide; a 15.8% interest in
Newkirk Realty Trust (NYSE: "NKT") through operating partnership units; an 11.3%
interest in GMH Communities, LP, the operating partnership of GMH Communities
Trust (NYSE: "GCT"); and other investments including real estate loans and securities.

PARTIAL RELEASE. After the expiration of the defeasance lockout period, the borrower may obtain the release of some or all of the portions of the Skyline
Portfolio through partial defeasance (each, an "Individual Property"), subject to the satisfaction of certain conditions, including, but not limited to: (i) no event of default exists; (ii) payment of (a) 100% of the allocated loan balance
(see the "Property Summary" table below) related to such Individual Property or
Individual Properties to be released if such allocated loan balance, together with the allocated loan balance of any Individual Property previously released, is less than or equal to $135,600,000; (b) 110% of the allocated loan balance
(see the "Property Summary" table below) related to such Individual Property or
Individual Properties to be released if such allocated loan balance, together with the allocated loan balance of any Individual Property previously released, is greater than $135,600,000 and less than or equal to $271,200,000; (c) 115% of the allocated loan balance (see the "Property Summary" table below) related to such Individual Property or Individual Properties to be released if such allocated loan balance, together with the allocated loan balance of any
Individual Property previously released, is greater than $271,200,000 and less than or equal to $406,800,000; or (d) 125% of the allocated loan balance (see the "Property Summary" table below) related to such Individual Property or
Individual Properties to be released if such allocated loan balance, together with the allocated loan balance of any Individual Property previously released, is greater than $406,800,000; (iii) delivery of a pledge and security agreement in form and substance satisfactory to a prudent lender and defeasance collateral meeting the requirements of the related loan agreement; (iv) confirmation from the rating agencies that such a release will not result in a downgrade, withdrawal or qualification of the ratings issued, or to be issued, in connection with a securitization involving the Skyline Portfolio loan or any related securitized pari passu note (a "Rating Agency Confirmation"); and (v)
after giving effect to such release, the debt service coverage ratio must be not less than the greater of (a) (1) 80% of the debt service coverage ratio for the trailing 12 months immediately preceding the release or (2) a debt service coverage ratio in an amount sufficient to obtain a Rating Agency Confirmation or
(b) the debt service coverage ratio as of the closing date of the Skyline
Portfolio loan.

THE PROPERTY. The Skyline Portfolio consists of fee simple interests in eight
Class "A" suburban office buildings containing a total of approximately
2,566,783 net rentable square feet and situated on approximately 24.83 acres.
The Skyline Portfolio is 97.1% occupied by 164 tenants. Four tenants, GSA,
Science Applications International Corp., Northrop Grumman Defense and Axiom
Resource Management, Inc., represent 66.8% of the net rentable square feet. 66%
of the tenancy is rated investment grade with 56% of all leased space occupied by six different U.S. government agencies with an implied credit rating of AAA /
Aaa2. With the exception of one lease representing less than 1% of the property tenancy, none of these government agencies are subject to annual appropriations and occupy the complex under numerous leases with staggered expirations. The mortgaged property has exhibited approximately an 88% retention ratio over the past three years.

The Skyline Portfolio is located in the Suburban Virginia office market and the
I-395/Landmarket submarket, which has 2.6 million square feet of office space.
Located on Leesburg Pike and just off I-395, the Skyline Portfolio is in close proximity to the Pentagon, Reagan National Airport and downtown Washington, D.C.
and offers over 300 shops, restaurants, services and the Sport and Health Club within easy walking distance and a free shuttle service to Pentagon City,
Crystal City, The Navy Yard and Pentagon City Metro Station. Two shuttle buses provide transportation to the Pentagon City Metro Station, as well as the
Pentagon itself.

SIGNIFICANT TENANTS.

GSA occupies several tenant spaces for a number of United States governmental agencies including the Department of Defense, Department of Justice, Army
Surgeon General, Internal Revenue Service and Department of Homeland Security.
The leases provide for renewal options ranging in term from zero to five years with 90 to 180 days written notice. The leases range in term from one to 20 years and provide for base rents ranging from $22.84 per square foot to $33.17 per square foot. The largest presence is the Department of Defense due to the mortgaged properties' proximity to the Pentagon with the Defense Information
Systems Agency leasing approximately 400,000 square feet at Skyline Seven until
2011. Additionally, the SS/OHA has leased approximately 283,000 square feet at
One Skyline Tower until 2009, the Department of Justice has leased approximately
195,537 square feet at One Skyline Tower until 2015 and the Army Surgeon General has leased approximately 175,000 square feet at Skyline 6 until 2014.

                                    40 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                                SKYLINE PORTFOLIO
--------------------------------------------------------------------------------

Science Applications International Corp. ("Science Applications") (NYSE: "SAI")
provides scientific, engineering, systems integration and technical services and solutions to the United States military, agencies of the United States
Department of Defense, the intelligence community, the United States Department of Homeland Security, and other United States government civil agencies. Science
Applications operates in two segments, Government and Commercial. Science
Applications also designs and develops automatic equipment identification technology, sensors and nondestructive imaging and security instruments. Science
Applications has a strategic business relationship with Environmental Systems
Research Institute, Inc. Science Applications was founded in 1969 and is headquartered in San Diego, California. Science Applications reported revenue of
$7.8 billion and net income of $927 million for fiscal year 2006.

Northrop Grumman Defense ("Northrop Grumman") (NYSE: "NOC") is the world's third largest defense contractor and the world's largest naval ship builder, including aircraft carriers. Northrop Grumman is also the builder of the stealth bomber and other aerospace vehicles. Northrop Grumman is a global defense and technology company providing products, services, and solutions in information and services, aerospace, electronics, and shipbuilding to the military, government, and commercial customers in the United States and internationally.
Northrop Grumman provides airborne radar, navigation systems, electronic countermeasures, precision weapons, airspace management systems, space systems, marine and naval communications systems, government systems, and logistics services. Northrop Grumman also designs nuclear-powered aircraft carriers and nuclear-powered submarines, as well as provides services for various naval and commercial vessels. Northrop Grumman was founded in 1939 and is headquartered in
Los Angeles, California. As of the trailing twelve-month period ending December
31, 2006, Northrop Grumman reported revenue of $30.15 billion and net income of
$1.57 billion.

Axiom Resource Management, Inc. ("Axiom") is a professional consulting firm providing program management, operational support, accessibility, management training and IT solutions. Axiom, established in 1996, provides consulting services to business clients and more than 20 state and federal government agencies. Axiom augmented its program management expertise in 2000 by acquiring
Conwal, a firm with a history of partnering with the United States Department of
Health and Human Services, the Centers for Medicare and Medicaid Services, and
the Department of Veterans Affairs.

THE MARKET(1). The Skyline Portfolio is located within the I-395/Landmarket submarket of Northern Virginia. This area benefits from strong economic conditions and relative stability fueled by the U.S. Government's employment base and service contracts. In particular, defense spending and a network of private defense contractors, particularly in the Pentagon City and Crystal City areas of Arlington County, are all contributing factors. The Virginia Employment
Commission reported unemployment at 2.4% in Northern Virginia, as of November
2006.

Nineteen "Fortune 500" companies are headquartered in the greater Washington metro area, the highest ranked being Fannie Mae (ranked 20th out of 500) but also including two within the District of Columbia ("District") itself -- Pepco
Holdings (ranked 270th) and Danaher (ranked 338th). Given that Washington is the seat of the federal government, its employment is significantly more weighted in the Government and Services sectors relative to the Top 100 Metropolitan Areas
("Top 100").

Population growth averages 2.1% per year for an annual net increase of approximately 50,000 residents. Economy.com reports an average household income of $145,000. The Washington Metro Area's population of 5.2 million has been growing at a faster rate than the Top 100 and the national average and is expected to continue this trend, finishing 2006 0.4% ahead of the Top 100. Of the metropolitan area's total population of approximately 5.2 million, only
551,000, or 10.6%, reside within the District. Residents of Fairfax
County/Fairfax City/Falls Church, where the Skyline Portfolio is located, represent over 20% of the population with over one million residents.

Washington's unemployment rate of 3.4% in 2006 was 1.5% lower than the Top 100's average rate of 4.9%.

For the overall Northern Virginia office market, vacancy is 9.1%, down from
10.3% a year ago. The I-395/Landmark submarket is comprised of a combined 5.7 million square feet of office space. The vacancy rate for this submarket is
7.6%, down from 11.2% the previous year. The Class A market has vacancy of 5.0%
and rents averaging $26.69 per square foot, plus electricity.

Currently, there are two buildings in the market under construction that will add approximately 275,000 square feet which will not be part of the collateral.
Asking rents at these buildings are $29.00-$32.00 per square foot, plus electricity and these buildings are 60% pre-leased. The market experienced positive net absorption in 2004 -- 2006 and, given the pre-leasing activity at these new additions, 2007 looks to continue this trend. Overall net absorption will not be a large figure in 2007, however, because vacant space is relatively scarce and rents, as a result, rose 6% in 2006 and are expected to continue their upward trend.

PROPERTY MANAGEMENT. The Skyline Portfolio is managed by a borrower affiliate,
Vornado Realty, L.P. through its Charles E. Smith Commercial Realty division.
Charles E. Smith Commercial Realty is a manager of office properties in the
Washington, D.C. and Northern Virginia area. Charles E. Smith Commercial Realty owns approximately 15.9 million square feet of office space. In addition,
Charles E. Smith Commercial Realty manages an additional 8 million square feet of office space on behalf of third parties.

(1)   Certain information was obtained from the Skyline Portfolio appraisal, dated January 2, 2007. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    41 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                                SKYLINE PORTFOLIO
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                                 PROPERTY SUMMARY

                                             YEAR BUILT/
                                                YEAR
PROPERTY NAME            LOCATION             RENOVATED    SQUARE FEET   OCCUPANCY
-----------------------------------------------------------------------------------

ONE SKYLINE TOWER        Falls Church, VA       1987          473,350       95.8%
SEVEN SKYLINE PLACE      Falls Church, VA       2001          402,824      100.0%
SIX SKYLINE PLACE        Falls Church, VA       1985          308,533       97.4%
FIVE SKYLINE PLACE       Falls Church, VA       1983          298,468       96.4%
ONE SKYLINE PLACE        Falls Church, VA       1972          275,492       90.0%
FOUR SKYLINE PLACE       Falls Church, VA       1982          267,651       98.8%
TWO SKYLINE PLACE        Falls Church, VA       1979          270,679       97.9%
THREE SKYLINE PLACE      Falls Church, VA       1980          269,786      100.0%
-----------------------------------------------------------------------------------
TOTAL/WEIGHTED
AVERAGE:                                                    2,566,783       97.1%
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                                                         ALLOCATED LOAN
PROPERTY NAME                         TOP TENANT               % OF GLA     BALANCE
-----------------------------------------------------------------------------------------

ONE SKYLINE TOWER        U.S. Government (Dept. of Justice)      18.4%    $134,700,000
SEVEN SKYLINE PLACE      U.S. Government (DISA)                  15.7%     100,800,000
SIX SKYLINE PLACE        Army Surgeon General                    12.0%      81,900,000
FIVE SKYLINE PLACE       U.S. Government                         11.6%      78,700,000
ONE SKYLINE PLACE        IRS, KSJ Associates, and Booz           10.7%      73,300,000
                         Allen
FOUR SKYLINE PLACE       U.S. Government, Science                10.4%      70,500,000
                         Applications International, Northrop
                         Grumman
TWO SKYLINE PLACE        Science Applications, and Axiom         10.5%      70,000,000
                         Resource Management
THREE SKYLINE PLACE      U.S. Government (Dept. of Justice)      10.5%      68,100,000
-----------------------------------------------------------------------------------------
TOTAL/WEIGHTED
AVERAGE:                                                                  $678,000,000(1)
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                 LEASE ROLLOVER SCHEDULE(2)

            NUMBER OF                                      % OF BASE   CUMULATIVE  CUMULATIVE %  CUMULATIVE   CUMULATIVE %
             LEASES    SQUARE FEET  % OF GLA   BASE RENT     RENT     SQUARE FEET     OF GLA      BASE RENT   OF BASE RENT
   YEAR     EXPIRING    EXPIRING    EXPIRING   EXPIRING    EXPIRING     EXPIRING     EXPIRING     EXPIRING      EXPIRING
--------------------------------------------------------------------------------------------------------------------------

VACANT        NAP           65,303     2.6%           NAP      NAP        65,303        2.6%             NAP       NAP
2007 & MTM     65          522,284    20.4    $13,747,432     20.9%      587,587       23.0%     $13,747,432      20.9%
2008           47          277,592    10.9      7,538,204     11.4       865,179       33.8%     $21,285,636      32.3%
2009           34          536,849    21.0     13,810,974     21.0     1,402,028       54.8%     $35,096,610      53.3%
2010           19          183,633     7.2      5,081,230      7.7     1,585,661       62.0%     $40,177,840      61.0%
2011            9          554,670    21.7     14,452,890     21.9     2,140,331       83.7%     $54,630,730      82.9%
2012            5           44,114     1.7      1,184,885      1.8     2,184,445       85.4%     $55,815,615      84.7%
2013            2            3,113     0.1         87,516      0.1     2,187,558       85.5%     $55,903,131      84.9%
2014            2          175,403     6.9      4,498,142      6.8     2,362,961       92.4%     $60,401,273      91.7%
2015            3          192,592     7.5      5,436,721      8.3     2,555,553       99.9%     $65,837,994      99.9%
2016            1            1,535     0.1         46,050      0.1     2,557,088      100.0%     $65,884,044     100.0%
2017            0                0     0.0              0      0.0     2,557,088      100.0%     $65,884,044     100.0%
AFTER           0                0     0.0              0      0.0     2,557,088      100.0%     $65,884,044     100.0%
--------------------------------------------------------------------------------------------------------------------------
TOTAL:        187        2,557,088   100.0%   $65,884,044    100.0%
--------------------------------------------------------------------------------------------------------------------------

(1)   Allocated loan balances are based on the whole loan balance of
      $678,000,000. Only the $203,400,000 A-3 Note is included in the trust fund.

(2)   Lease rollover information obtained from underwritten rent roll.

                                    42 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                                SKYLINE PORTFOLIO
--------------------------------------------------------------------------------

                           [MAP OF SKYLINE PORTFOLIO]

                                    43 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                            LAFAYETTE PROPERTY TRUST
--------------------------------------------------------------------------------

                       [PHOTO OF LAFAYETTE PROPERTY TRUST]

                                    44 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                            LAFAYETTE PROPERTY TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:         $203,250,000
CUT-OFF DATE PRINCIPAL BALANCE:     $203,250,000
% OF POOL BY IPB:                   3.8%
% OF GROUP R-1:                     6.6%
LOAN SELLER:                        JPMorgan Chase Bank, N.A.
BORROWER:                           Lafayette Buildings, LLC
SPONSOR(1):                         Lafayette Real Estate, LLC
ORIGINATION DATE:                   02/07/07
INTEREST RATE:                      5.32300%
INTEREST-ONLY PERIOD:               120 months
MATURITY DATE:                      03/01/17
AMORTIZATION TYPE:                  Interest-only
ORIGINAL AMORTIZATION:              N/A
REMAINING AMORTIZATION:             N/A
CALL PROTECTION:                    L(24),Grtr1%orYM(92)O(4)
CROSS-COLLATERALIZATION:            No
LOCK BOX:                           No
ADDITIONAL DEBT:                    No
ADDITIONAL DEBT TYPE(2):            Permitted Mezzanine Loan
LOAN PURPOSE:                       Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                                         INITIAL     MONTHLY
                                                      --------------------------
TAXES(3):                                                      $0     Springing
INSURANCE(3):                                                  $0     Springing
CAPEX:                                                         $0            $0
TI/LC(4):                                              $1,904,109            $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:             Portfolio
TITLE:                              Fee
PROPERTY TYPE:                      Office -- Suburban
SQUARE FOOTAGE:                     839,469
LOCATION:                           Alexandria, VA
YEAR BUILT/RENOVATED:               Various/Various
OCCUPANCY:                          93.1%
OCCUPANCY DATE:                     Various(5)
NUMBER OF TENANTS:                  54
HISTORICAL NOI:
  2004:                             $15,036,800
  2005:                             $14,550,275
  TTM AS OF 02/28/07:               $15,883,990
UW REVENUES:                        $23,814,654
UW EXPENSES:                        $7,291,518
UW NOI:                             $16,523,137
UW NET CASH FLOW:                   $15,910,325
APPRAISED VALUE:                    $262,300,000
APPRAISAL DATE:                     01/05/07
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:               $242
CUT-OFF DATE LTV:                   77.5%
MATURITY DATE LTV:                  77.5%
UW IO DSCR:                         1.45x
UW DSCR:                            1.45x
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                             SIGNIFICANT TENANTS

                                                   SQUARE                                         LEASE
TENANT NAME                    MOODY'S/FITCH(6)     FEET       % OF GLA     BASE RENT PSF    EXPIRATION YEAR
-------------------------------------------------------------------------------------------------------------

CNA CORPORATION                   Baa3/BBB-       162,316        19.3%         $25.99              2015(7)
AMERICAN DIABETES
 ASSOCIATION                                       79,703         9.5%         $29.08        2017, 2011, 2009
SYSTEMS PLANNING & ANALYSIS                        50,598         6.0%         $24.88        2008, 2013, 2015
ALION SCIENCE & TECHNOLOGY            B3           41,050         4.9%         $31.13              2009
ALEXANDRIA COUNTY SCHOOL
 BOARD                                             37,947         4.5%         $24.19              2010
-------------------------------------------------------------------------------------------------------------

(1)   The sponsor is 30% owned by Duke Realty Corp., and 70% owned by Belbrook
      Capital Fund, an investment fund managed by Eaton Vance.

(2)   Future mezzanine debt is permitted subject to certain conditions including, but not limited to: (i) the loan-to-value ratio ("LTV") for the properties subject to the mortgage must not exceed 85%, (ii) the debt service coverage ratio ("DSCR") for the properties subject to the mortgage must be equal to or greater than 1.05x, and (iii) delivery of written confirmation from the rating agencies that the permitted mezzanine loan will not result in downgrade, withdrawal or qualification of the securitization rating.

(3)   Upon the occurrence and during the continuance of an event of default, the borrower is required to pay to the mortgagee 1/12th of the taxes and insurance premiums that the mortgagee estimates will be payable within the following 12 month period.

(4)   Borrower deposited $1,904,109 at closing into a rollover funds account for unfunded tenant obligations related to unpaid tenant improvement allowances and unpaid leasing commissions which have not been paid. Major outstanding costs include $825,421 for American Diabetes Association located at 1701 N Beauregard St., $315,439 for EMC Corporation located at
      4825 Mark Center Drive and $339,600 for Institute for Defense Analyses
      located at 4900 Seminary Road. The borrower is entitled to a disbursement of all funds subject to certain limitations including; letter of credit delivered by Duke Realty Limited Partnership or delivery of a Guaranty for the remaining obligations.

(5)   With respect to the occupancy percentage at the 1700 N. Beauregard St.
      mortgaged property, the rent roll date was as of March 1, 2007.

(6)   Ratings provided are for the parent company of the entity listed in the
      "Tenant Name" field whether or not the parent company guarantees the lease.

(7)   CNA Corporation has the right to terminate its lease if the U.S.
      Department of the Navy elects not to renew funding on an annual basis. If the lease is terminated, CNA Corporation is required to continue to pay rent for 12 months or make a lump sum payment equal to the next 12 months base rent and additional rent. In addition, the CNA Corporation will be required to make a lump sum payment of $4,300,000; however, beginning on
      October 2, 2007, the lump sum payment will be reduced on an annual basis by $350,000. CNA Corporation is also required to pay a $2,147,445 termination fee.

                                    45 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                            LAFAYETTE PROPERTY TRUST
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                                 PROPERTY SUMMARY

                                            YEAR BUILT/
                                               YEAR        SQUARE
PROPERTY NAME             LOCATION           RENOVATED      FEET        OCCUPANCY
----------------------------------------------------------------------------------

4825 MARK CENTER DRIVE    Alexandria, VA       2000        216,482       100.0%
4900 SEMINARY ROAD        Alexandria, VA       1985        199,005        87.3%
1701 N BEAUREGARD ST.     Alexandria, VA       1999        119,088       100.0%
2000 N. BEAUREGARD ST.    Alexandria, VA       1977         96,411        91.1%
1900 N BEAUREGARD ST.     Alexandria, VA       1979         52,761        90.1%
1600 N. BEAUREGARD ST.    Alexandria, VA     1978/1997      51,750       100.0%
1800 N. BEAUREGARD ST.    Alexandria, VA       1978         52,716        63.9%
1500 N. BEAUREGARD ST.    Alexandria, VA     1978/1996      36,276       100.0%
1700 N. BEAUREGARD ST.    Alexandria, VA       1978         14,980       100.0%
----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                                    839,469        93.1%
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                                       ALLOCATED LOAN
PROPERTY NAME                       TOP TENANT              % OF GLA      BALANCE
--------------------------------------------------------------------------------------

4825 MARK CENTER DRIVE    CNA Corporation                      75.0%    $ 64,392,204
4900 SEMINARY ROAD        Institute for Defense Analyses       17.1%      44,942,814
1701 N BEAUREGARD ST.     American Diabetes Association        65.5%      34,404,499
2000 N. BEAUREGARD ST.    Alexandria School Board              39.4%      20,379,241
1900 N BEAUREGARD ST.     City of Alexandria Job link          25.2%       9,530,976
1600 N. BEAUREGARD ST.    EDS Information Services             61.8%       9,221,025
1800 N. BEAUREGARD ST.    BCP International                    25.2%       8,368,662
1500 N. BEAUREGARD ST.    CACI, Inc                            42.5%       7,206,347
1700 N. BEAUREGARD ST.    Clyde's At Mark Center, Inc.        100.0%       4,804,232
--------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                                                 $203,250,000
--------------------------------------------------------------------------------------

THE LOAN. The Lafayette Property Trust loan is secured by a first lien mortgage in a fee interest in nine properties comprising a total of approximately 839,469 square feet, located in Alexandria, Virginia.

THE BORROWER. The borrower is Lafayette Buildings, LLC, a special purpose entity. The borrower is indirectly sponsored by Lafayette Real Estate LLC, which is 30% owned by Duke Realty Corporation and 70% by Belcrest Capital Fund, an
investment fund, managed by Eaton Vance, who will form a private REIT.

THE SPONSOR. The sponsor is Duke Realty Corporation, a publicly traded REIT
(NYSE: "DRE") specializing in office, industrial, retail and healthcare properties primarily in the Midwest & Southeast. As of March 7, 2007 Duke's
market cap is $5.81 billion with an enterprise value of $10.84 billion. Duke is rated "Baa1" by Moody's and "BBB" by Fitch, Inc. Originating in Boston in 1924,
Eaton Vance is an investment management firm and provides professional investment advice to individuals, trusts, charitable organizations and institutions.

PARTIAL RELEASE. Provided that no event of default exists, on or after April 1,
2009, individual Lafayette Property Trust properties may be released from the lien of the mortgage upon the satisfaction of certain conditions including, but not limited to: (i) prepayment of an amount equal to between 100% and 110% of the allocated loan amount of the individual property to be released, plus applicable yield maintenance premiums; (ii) the debt service coverage ratio as of the date immediately subsequent to the release of the individual property for the properties then subject to the mortgage must be equal to or greater than
1.15x; and (iii) after any individual properties has been released, the loan-to-value ratio of the remaining properties must be less than or equal to
80.0%. The borrower is permitted to make a partial prepayment of the Lafayette
Property Trust loan in order to satisfy the debt servicing coverage ratio requirement so long that prepayment is accompanied by the applicable yield maintenance premium.

SUBSTITUTION. The borrower is permitted to substitute individual Lafayette
Property Trust properties (representing not more than 40% of the original principal balance of the Lafayette Property Trust loan) during the term of the
Lafayette Property Trust loan subject to certain terms and conditions including, but not limited to: (i) the appraised value of the substitute properties must be equal to or greater than the appraised value of the substituted properties, (ii)
the annualized underwritten cash flow for the substitute properties may not be less than the underwritten cash flow of the substituted properties. On or after
April 1, 2009, the borrower may make a partial prepayment of the Lafayette
Property Trust loan and pay applicable yield maintenance premiums or deliver additional collateral for the Lafayette Property Trust loan in order to satisfy the foregoing requirements, provided that in no event may a substitute property have a LTV of greater than 100% nor a debt service coverage ratio of less than
1.00x.

THE PROPERTIES. The Lafayette Property Trust portfolio, located approximately seven miles from Washington, DC, contains eight class A/B office buildings and one restaurant (Clyde's), totaling approximately 839,469 square feet of net rentable area located within the Mark Center. Five of the nine buildings are
100.0% occupied and the total occupancy at the Lafayette Property Trust is 93.1%
with an average rent of $24.54 per square foot. The Lafayette Property Trust portfolio consist of five low-rise office buildings and a single-tenant restaurant built from 1977 to 1979 and three high-rise office buildings built between 1985 to 2000. Two buildings built in 1978 were renovated in 1996 and
1997.

Situated along I-395, the Mark Center, a 350-acre mix use development, comprises
14 commercial office buildings totaling approximately 1,640,000 square feet,
3,340 apartment homes, a 500-room Hilton Hotel and Conference Center and neighborhood retail. Winkler Botanical Preserve, a 44-acre botanical preserve and education center, is located in the middle of the Mark Center.

                                    46 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                            LAFAYETTE PROPERTY TRUST
--------------------------------------------------------------------------------

SIGNIFICANT TENANTS.

The CNA Corporation ("CNA Corporation"), a federally funded research and development center, is a non-profit research organization that operates the
Center for Naval Analyses and the Institute for Public Research. With
approximately 162,316 square feet, the CNA Corporation represents 19.3% of the total net rentable area of the Lafayette Property Trust portfolio. The base rent for the CNA Corporation is $25.99 per square foot and its lease term expires in
August 2015. The CNA Corporation, with more than 600 employees and over 60 years of operations, has utilized the building as its headquarters since 1998.

The American Diabetes Association ("American Diabetes Association") is a
nonprofit health organization providing diabetes research, information and advocacy. Founded in 1940, The American Diabetes Association, using its space as its U.S. headquarters, pays an average of $29.08 per square foot for its approximately 79,703 square feet, 9.5% of the total net rentable area of the
Lafayette Property Trust portfolio, with leases covering 78,038 square feet of its space expiring in 2017. The American Diabetes Association reported net assets of $85.7 million as of June 2005.

Systems Planning & Analysis ("Systems Planning") is a defense contractor headquartered at the mortgaged property. With 30 years of operations, Systems
Planning provides technical analysis, systems engineering, operations research, program management consulting and custom software development products and services to a wide range of clients, including organizations both within the
U.S. Department of Defense and in the private sector. Systems Planning occupies approximately 50,598 square feet, 6.0% of the total net rentable area of the
Lafayette Property Trust portfolio, at three locations within the Lafayette
Property Trust. Systems Planning pays an average of $24.88 per square foot and has leases expiring in 2008 (approximately 33,234 square feet), 2013
(approximately 16,741 square feet) and 2015 (approximately 623 square feet).

THE MARKET(1). The Suburban Virginia Office market contains approximately
129,101,000 square feet within 21 submarkets. The Lafayette Property Trust portfolio is located within the submarket of Suburban Virginia office market which consists of approximately 2.0% of the region's inventory.

As of the third quarter of 2006, the overall vacancy for the region was 9.9%
with an average asking rental rate of $29.04 per square foot. The I-395/Landmark submarket experienced a vacancy rate of 7.6% and an average asking rental rate of $24.95 per square foot. Between 2001 and 2005, no additional office space was completed within the I-395/Landmark submarket.

PROPERTY MANAGEMENT. The mortgaged property has been managed by Duke Realty
Services, LLC, an affiliate of the borrower, since 1979.

(1)   Certain information was obtained from the Lafayette Property Trust
      Portfolio appraisals, dated January 5, 2007. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

--------------------------------------------------------------------------------------------------------------------------
                                                 LEASE ROLLOVER SCHEDULE

            NUMBER OF                                      % OF BASE   CUMULATIVE  CUMULATIVE %  CUMULATIVE   CUMULATIVE %
             LEASES    SQUARE FEET  % OF GLA   BASE RENT     RENT     SQUARE FEET     OF GLA      BASE RENT   OF BASE RENT
   YEAR     EXPIRING    EXPIRING    EXPIRING   EXPIRING    EXPIRING     EXPIRING     EXPIRING     EXPIRING      EXPIRING
--------------------------------------------------------------------------------------------------------------------------

VACANT        NAP         58,054       6.9%           NAP      NAP         58,054       6.9%             NAP       NAP
2007 & MTM     11         46,807       5.6    $ 1,193,760      5.8%       104,861      12.5%     $ 1,193,760       5.8%
2008           11         80,888       9.6      2,057,551     10.0        185,749      22.1%     $ 3,251,311      15.8%
2009            9        110,332      13.1      3,013,968     14.6        296,081      35.3%     $ 6,265,279      30.4%
2010           11         88,603      10.6      2,288,857     11.1        384,684      45.8%     $ 8,554,136      41.5%
2011           13        117,930      14.0      3,109,310     15.1        502,614      59.9%     $11,663,446      56.6%
2012            2         20,630       2.5        522,475      2.5        523,244      62.3%     $12,185,921      59.2%
2013            1         16,741       2.0        448,187      2.2        539,985      64.3%     $12,634,108      61.3%
2014            0              0       0.0              0      0.0        539,985      64.3%     $12,634,108      61.3%
2015            3        162,939      19.4      4,224,496     20.5        702,924      83.7%     $16,858,604      81.8%
2016            4         43,527       5.2      1,038,685      5.0        746,451      88.9%     $17,897,289      86.9%
2017            1         78,038       9.3      2,282,612     11.1        824,489      98.2%     $20,179,901      98.0%
AFTER           1         14,980       1.8        419,996      2.0        839,469     100.0%     $20,599,897     100.0%
--------------------------------------------------------------------------------------------------------------------------
TOTAL:         67        839,469     100.0%   $20,599,897    100.0%
--------------------------------------------------------------------------------------------------------------------------

                                    47 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                            LAFAYETTE PROPERTY TRUST
--------------------------------------------------------------------------------

                        [MAP OF LAFAYETTE PROPERTY TRUST]

                                    48 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    49 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                       STRATREAL INDUSTRIAL PORTFOLIO II
--------------------------------------------------------------------------------

                  [PHOTO OF STRATREAL INDUSTRIAL PORTFOLIO II]

                                    50 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                        STRATREAL INDUSTRIAL PORTFOLIO II
--------------------------------------------------------------------------------

                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:         $186,000,000
CUT-OFF DATE PRINCIPAL BALANCE:     $186,000,000
% OF POOL BY IPB:                   3.5%
% OF GROUP R-1:                     6.0%
LOAN SELLER:                        Eurohypo AG, New York Branch
BORROWER:                           Various
SPONSOR:                            Strategic Realty Advisors Limited
                                    ("StratREAL")
ORIGINATION DATE:                   01/11/07
INTEREST RATE:                      5.59600%
INTEREST-ONLY PERIOD:               120 Months
MATURITY DATE:                      01/11/17
AMORTIZATION TYPE:                  Interest-only
ORIGINAL AMORTIZATION:              N/A
REMAINING AMORTIZATION:             N/A
CALL PROTECTION(1):                 L(24),Def(91),O(3)
CROSS-COLLATERALIZATION:            No
LOCK BOX:                           Hard
ADDITIONAL DEBT:                    No
ADDITIONAL DEBT TYPE(2):            Permitted Mezzanine Loan
LOAN PURPOSE:                       Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                                      INITIAL        MONTHLY
                                                     ---------------------------
TAXES:                                                   $143,459    $142,453
INSURANCE:                                               $606,607     $85,394
TI/LC(3):                                                 $85,976     $59,135
GROUND RENT(4):                                            $2,000          $0
LOC(5):                                                $6,000,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:             Portfolio
TITLE:                              Fee
PROPERTY TYPE:                      Industrial --
                                    Warehouse/Distribution
SQUARE FOOTAGE:                     5,003,066
LOCATION(6):                        Various
YEAR BUILT/RENOVATED:               Various
OCCUPANCY(7):                       93.0%
OCCUPANCY DATE:                     Various
NUMBER OF TENANTS:                  13
HISTORICAL NOI:
  2005:                             $15,393,115
  TTM AS OF 10/31/06:               $15,825,391
UW REVENUES:                        $19,300,925
UW EXPENSES:                        $4,258,210
UW NOI:                             $15,042,715
UW NET CASH FLOW:                   $13,832,787
APPRAISED VALUE(8):                 $234,000,000
APPRAISAL DATE:                     01/08/07
--------------------------------------------------------------------------------

                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

CUT-OFF DATE LOAN/SF:               $37
CUT-OFF DATE LTV:                   79.5%
MATURITY DATE LTV:                  79.5%
UW IO DSCR(9):                      1.35x
UW DSCR(9):                         1.35x
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                SIGNIFICANT TENANTS

                                            RATINGS                         % OF        BASE            LEASE
TENANT                                  MOODY'S/FITCH(10)    TOTAL SF     TOTAL SF    RENT PSF     EXPIRATION YEAR
-------------------------------------------------------------------------------------------------------------------

HEWLETT-PACKARD                               A3/A          1,425,000      28.5%        $3.51          2009, 2010
CINRAM INTERNATIONAL INCOME FUND                              770,000      15.4%        $4.07             2010
CONTINENTAL TIRE                           Baa1/BBB+          766,571      15.3%        $2.91             2012
PHILIPS ELECTRONICS NORTH AMERICA            A3/A-            400,000       8.0%        $2.60             2008
COMPUTER SCIENCES CORPORATION                 A3/A            337,655       6.7%        $3.48             2009
NATIONWIDE INSURANCE COMPANY                 A3/A-            280,130       5.6%        $3.88          2013, 2009
KUEHNE & NAGEL, INC.                                          225,000       4.5%        $2.95             2009
-------------------------------------------------------------------------------------------------------------------

(1)   During the defeasance lockout period in connection with the release of a property, the borrower may prepay up to 20% of the loan principal balance subject to payment of yield maintenance. See "Partial Release" below.

(2)   Mezzanine debt is permitted subject to satisfaction of certain conditions set forth in the loan documents, including but not limited to (a) rating agency continuation of "no downgrade", (b) the amount of the mezzanine financing is no greater than the lesser of (i) $50,000,000, (ii) the combined loan-to-value (including the mezzanine loan) of the mortgaged property does not exceed 90.0% and (iii) the DSCR (including the mezzanine loan) is at least 1.10x (assuming a 30-year amortization schedule).

(3)   TI/LC reserves will be approximately $709,620 per year, capped at
      $2,128,860. The borrower has the one time option during the term of the loan to post a letter of credit in the amount of $1,500,000 in lieu of ongoing cash reserves.

(4)   The HP Memphis property is subject to a ground lease. However, the ground lessor has executed a fee joinder in favor of the mortgagee.

(5)   A $6.0 million letter of credit was posted at closing which relates to the expansion of one portfolio mortgaged property, located in Memphis, TN. The property, Centerpoint II, is solely occupied by Philips Electronics North
      America Corp. ("Philips"), an investment-grade tenant. Philips does not have an expansion provision in its lease, but has expressly indicated to the borrower its desire to expand. The borrower has signed a letter of intent to purchase a parcel of land adjacent to this property for $1.0 million; if acquired, the parcel will be added to the subject collateral.
      The estimated cost of construction is $7.0 million and the estimated total expansion costs for Centerpoint II are $8.0 million. The release of the
      $6.0 million letter of credit is contingent upon (a) complete construction of the Centerpoint II expansion, (b) Philips occupying the space and paying rent equal to the other existing Philips space.

(6)   The mortgaged properties are dispersed among four Metropolitan Statistical
      Areas ("MSA") as follows: four in the Memphis, Tennessee MSA (totaling
      1,912,655 square feet, or 38.2% of portfolio gross leaseable area), three in the Columbus, Ohio MSA (totaling approximately 1,520,411 square feet, or 30.4% of portfolio gross leaseable area), two in the Woodland,
      California MSA (totaling approximately 800,000 square feet, or 16.0% of portfolio gross leaseable area), and one in the Nashville, Tennessee MSA
      (totaling approximately 770,000 square feet, or 15.4% of portfolio gross leaseable area).

(7)   Represents the percentage of total leased space; approximately 91.8% of total space is occupied.

(8)   The appraised value is based on a portfolio valuation. The sum of the individual appraised values equals $218,820,000.

(9)   The UW IO DSCR and UW DSCR is calculated based on the loan proceeds net of the $6.0 million letter of credit posted by the borrower relating to the
      Philips expansion. Excluding the $6.0 million letter of credit, the DSCR is 1.31x.

(10)  Ratings provided are for the parent company of the entity listed in the
      "Tenant Name" field whether or not the parent company guarantees the lease.

                                    51 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                       STRATREAL INDUSTRIAL PORTFOLIO II
--------------------------------------------------------------------------------

THE LOAN. The StratREAL Industrial Portfolio II loan is a $186 million, ten-year loan secured by a first mortgage on 10 industrial properties located in the
Columbus, Ohio MSA, the Memphis and Nashville, Tennessee MSAs, and the Woodland,
California MSA.

THE BORROWER. The borrower is comprised of nine bankruptcy-remote single purpose entities. Each borrower pays debt service including interest payments to the mortgagee. Each borrower is a pass-through vehicle, that in turn rents the mortgaged property via a master lease to another newly-formed bankruptcy-remote single purpose entity (a "Master Lessee") in order to accommodate restrictions under Islamic law with respect to investors in the Master Lessee that are prohibited from paying interest. Each Master Lessee pays rent that is equal to the debt service to the related borrower, which the related borrower passes through to the mortgagee. Each master lease is expressly subordinate to the loan documents pursuant to its terms and the terms of a subordination agreement.

THE SPONSOR. The sponsor is a high net worth individual represented by Strategic
Realty Advisors Limited ("StratREAL"), a global real estate investment advisor, based in London, England with more than $6.2 billion in assets under management.
The StratREAL Industrial Portfolio II loan has been structured to be
Shariah-compliant as the ultimate investors adhere to Shariah Law.

PARTIAL RELEASE. The StratREAL Industrial Portfolio II loan permits the release of one or more properties: (a) prior to the expiration of the defeasance lockout period through partial prepayment, subject to certain conditions, including (i)
the allocated loan amounts for the individual properties being released and the individual properties released to date in the aggregate do not exceed 20% of the original principal amount of the StratREAL Industrial Portfolio II loan, and
(ii) the borrower pays an amount equal to 100% of the aggregate of the allocated loan amounts for the individual properties to be released together with the payment of the applicable yield maintenance premium; and (b) after the expiration of the defeasance lockout period through partial defeasance, subject to certain conditions, including (i) if the allocated loan amounts for the individual properties being released and the individual properties released to date in the aggregate do not exceed 30% of the original principal amount of the
StratREAL Industrial Portfolio II loan, the borrower pays 100% of the aggregate of the allocated loan amounts to be released, (ii) if the allocated loan amounts for the individual properties being released and the individual properties released to date in the aggregate do not exceed 45% of the original principal amount of the StratREAL Industrial Portfolio II loan, the borrower pays 110% of the aggregate of the allocated loan amounts to be released, and (iii) if the allocated loan amounts for the individual properties being released and the individual properties released to date in the aggregate are equal to 45% or greater of the original principal amount of the StratREAL Industrial Portfolio
II loan, the borrower pays 125% of the aggregate of the allocated loan amounts to be released.

Any partial release or partial defeasance is further subject to (i)(x) in the case of a partial prepayment, after giving effect to such release, the debt service coverage ratio for the remaining mortgaged properties is at least equal to the greater of (I) the debt service coverage ratio as of the origination date of the StratREAL Industrial Portfolio II loan, and (II) the debt service coverage ratio for the remaining mortgaged properties (including the individual property to be released) for the 12 months prior to the release and (y) in the case of a partial defeasance, after giving effect to such release, the debt service coverage ratio for the remaining mortgaged properties is at least equal to the greater of (I) the debt service coverage ratio for the 12 full calendar months immediately preceding the origination date and (II) the debt service coverage ratio for the remaining mortgaged properties (including the individual property to be released and taking into account the debt evidenced by the related defeased note) for the 12 months preceding the release and; (ii)(x) in the case of a partial prepayment, after giving effect to such release, the loan-to-value ratio for the remaining mortgaged properties (calculated using the allocated loan amounts for the properties then remaining) must be no greater than the lesser of (I) the loan-to-value ratio immediately preceding the origination date of the StratREAL Industrial Portfolio II loan and (II) 78% and
(y) in the case of a partial defeasance, after giving effect to such release, the loan-to-value ratio for the remaining mortgaged properties (calculated using the allocated loan amounts for the properties then remaining) must be no greater than the lesser of (i) the loan-to-value ratio immediately preceding the origination date of the StratREAL Industrial Portfolio II loan and (ii) the loan-to-value ratio for the remaining mortgaged properties immediately preceding the release of the individual property; and (iii) the mortgagee has received written confirmation from each of the rating agencies that the ratings of the certificates will not be qualified, downgraded or withdrawn as a result of such release.

THE PROPERTIES. The StratREAL Industrial Portfolio II consists of the fee simple interests in 10 Class "A" industrial warehouse/distribution properties containing a total of approximately 5,003,066 of net rentable area dispersed among the four MSA's as follows: five in Tennessee, four in Memphis, (totaling approximately 1,912,655 square feet, or 38.2% of portfolio gross leasable area)
and one in Nashville (totaling approximately 770,000 square feet, or 15.4% of portfolio gross leasable area); three in Columbus, Ohio (totaling approximately
1,520,411 square feet, or 30.4% of portfolio gross leasable area); and two in
Woodland, California (totaling approximately 800,000 square feet or 16.0% of portfolio gross leasable area). There are seven different zip codes represented.

The StratREAL Industrial Portfolio II mortgaged properties were built between
1995 and 2004 with an average year built of 1999. The portfolio is 93.0% leased by 13 tenants. Over 64% of the portfolio's gross leasable area is leased to investment grade rated tenants. Hewlett-Packard (approximately 1,425,000 SF,
28.5% of portfolio gross leasable area); Continental Tire (approximately 766,571 square feet, 15.3% of portfolio gross leasable area); Philips Electronics North
America (approximately 400,000 square feet, 8% of portfolio gross leasable area); Computer Sciences Corporation (approximately 337,655 square feet, 6.7% of portfolio gross leasable area); Nationwide Financial (approximately 280,130 square feet, 5.6% of portfolio gross leasable area); and Kroger (approximately
15,571 square feet, 0.3% of portfolio gross leasable area) are tenants throughout the portfolio.

THE MARKET(1). The StratREAL Industrial Portfolio II contains 10 individual mortgaged properties located in five regional markets. Four properties are located in Memphis, Tennessee (totaling approximately 1,912,655 square feet, or
38.2% of the portfolio gross leaseable area), three in the Columbus, Ohio MSA
(totaling approximately 1,520,411 square feet, or 30.4% of portfolio gross leaseable area); two in the Woodland, California MSA (totaling approximately
800,000 square feet or 16.0% of portfolio gross leaseable area) and one in the
Nashville, Tennessee MSA (totaling approximately 770,000 square feet, or 15.4%
portfolio gross leaseable area).

MEMPHIS, TENNESSEE (38.2% of portfolio gross leaseable area)

The Memphis metropolitan area currently consists of approximately 136.9 million square feet of industrial space. Memphis, with its superior logistics and intermodal transportation capabilities, has become a leader in global commerce and is known as "North America's Logistics Center". The city is within a day's drive of one-third of the U.S. population, and offers infrastructure capable of moving goods and information to anywhere in the world. Currently, Memphis has a population of approximately 1.271 million (2006).

Memphis industrial properties benefit from the city housing the headquarters and
SuperHub of Federal Express which employs approximately 40,000 people in the market. The Memphis International Airport has been the world's top airport in terms of cargo hauled for the past 15 years, ahead of Hong Kong, Anchorage,
Tokyo and LAX according to Airports Council International. More than 3.6 million metric tons of cargo came through Memphis International in 2005 alone. Per
Colliers International, the Memphis Industrial vacancy rate was 14.65% for the third quarter of 2006. Average rent for bulk warehouse space is $2.51 per square foot.

(1)   Certain information was obtained from the Continental Tire, Rickenbacker
      III, South Park 9, HP Memphis, Centerpoint II CIC Memphis (Chickasaw
      Industrial Center), Memphis International, Mid-South Logistic Center VI,
      Woodland Industrial East Beamer and Woodland Industrial Hanson Way
      appraisals, dated between November 21, 2006 and January 8, 2007. The appraisals rely upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisals.

                                    52 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                        STRATREAL INDUSTRIAL PORTFOLIO II
--------------------------------------------------------------------------------

COLUMBUS, OHIO (30.4% of portfolio gross leaseable area)

Columbus is at the center of the eight-county Columbus MSA with an estimated population of 1.72 million. Columbus is a major distribution market in the U.S.
and attracts many companies looking for Midwest distribution centers. Central
Ohio's extensive network of airfreight, interstate highways, railways, intermodal yard, foreign trade zones (i.e., Rickenbacker International Airport), tax and financial incentive opportunities (both state and local) make Columbus a prime location for warehouse and distribution facilities.

In the third quarter of 2006, the Columbus Industrial Market had over 199.8 million square feet of space with an additional 5 million square feet in the
"planned" stage of development. The overall industrial vacancy rate dropped in the third quarter of 2006 to 12.2% from the second quarter 2006 vacancy rate of approximately 12.7%. Lease rates remained stable at roughly $3.00 per square foot. Sale and leasing activity for the third quarter of 2006 totaled approximately 5.7 million square feet, an increase of approximately 3.9 million square feet from the first quarter of 2006. The increased activity partially resulted from a recent sale of ten Class "A" distribution buildings totaling approximately 2.7 million square feet.

SACRAMENTO, CALIFORNIA (16.0% of portfolio gross leaseable area)

Sacramento is the capital of California and is centrally located within the state. The greater Sacramento area consists of El Dorado, Placer, Sacramento and
Yolo counties and has a population of approximately 2.1 million people.

The vacancy rate in the Sacramento metropolitan area as of the third quarter of
2006 was 8.6%, which is lower than the previous three years. For the
Woodland/Davis submarket, the vacancy level as of the third quarter 2006 was
8.4%, which is a decrease from the year-end 2005 vacancy level. The
Woodland/Davis submarket is a relatively large industrial submarket of
Sacramento, representing 10% of the total inventory. Much of this space represents distribution-oriented space with minimal office areas and large distribution warehouses. As of the third quarter 2006, CB Richard Ellis reports that the average asking rate in the Sacramento region for light industrial and distribution properties above 50,000 square feet was approximately $4.32 per square foot, triple net, and average lease rates for multi-tenant warehouse spaces are averaging $5.76 per square foot, triple net.

NASHVILLE, TENNESSEE (15.4% of portfolio gross leaseable area)

The Nashville Metropolitan Statistical Area is centrally located within the state and has a population of over 1.4 million. The region's economy is diverse and mirrors the national economy as a whole, with industries such as publishing and printing, finance and insurance, health care management, music and entertainment, manufacturing, higher education and tourism.

As of the third quarter of 2006, there was approximately 151 million square feet of industrial space in the Nashville area with average rents of $3.79 per square foot. Nashville's industrial vacancy rate was 5.9% in the third quarter of 2006.

PROPERTY MANAGEMENT. The StratREAL Industrial Portfolio II is managed by Carter
& Associates LLC, which is not affiliated with the borrower. Carter &
Associates LLC is a full-service commercial real estate company. Carter &
Associates LLC currently oversees more than 28 million square feet of space.

-------------------------------------------------------------------------------------------
                                  LEASE ROLLOVER SCHEDULE

            NUMBER OF                                              % OF BASE    CUMULATIVE
             LEASES      SQUARE FEET   % OF GLA     BASE RENT        RENT      SQUARE FEET
  YEAR      EXPIRING      EXPIRING     EXPIRING     EXPIRING       EXPIRING      EXPIRING
-------------------------------------------------------------------------------------------

 VACANT       NAP          348,468        7.0%            NAP         NAP         348,468
 2007          3           156,835        3.1     $   592,023         3.8%        505,303
 2008          5           506,022       10.1       1,400,475         8.9       1,011,325
 2009          6         1,264,787       25.3       4,090,796        26.1       2,276,112
 2010          4         1,616,373       32.3       6,247,943        39.9       3,892,485
 2011          0                 0        0.0               0         0.0       3,892,485
 2012          1           766,571       15.3       2,228,551        14.2       4,659,056
 2013          3           344,010        6.9       1,113,000         7.1       5,003,066
 2014          0                 0        0.0               0         0.0       5,003,066
 2015          0                 0        0.0               0         0.0       5,003,066
 2016          0                 0        0.0               0         0.0       5,003,066
 AFTER         0                 0        0.0               0         0.0       5,003,066
-------------------------------------------------------------------------------------------
 TOTAL:       18         5,003,066      100.0%    $15,672,787       100.0%
-------------------------------------------------------------------------------------------

--------------------------------------------------------
              CUMULATIVE %   CUMULATIVE     CUMULATIVE %
                 OF GLA      BASE RENT     OF BASE RENT
    YEAR        EXPIRING      EXPIRING       EXPIRING
--------------------------------------------------------

 VACANT            7.0%             NAP           NAP
 2007             10.1%        $592,023          3.8%
 2008             20.2%      $1,992,498         12.7%
 2009             45.5%      $6,083,294         38.8%
 2010             77.8%     $12,331,236         78.7%
 2011             77.8%     $12,331,236         78.7%
 2012             93.1%     $14,559,787         92.9%
 2013            100.0%     $15,672,787        100.0%
 2014            100.0%     $15,672,787        100.0%
 2015            100.0%     $15,672,787        100.0%
 2016            100.0%     $15,672,787        100.0%
 AFTER           100.0%     $15,672,787        100.0%
-------------------------------------------------------
 TOTAL:
-------------------------------------------------------

                                    53 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                       STRATREAL INDUSTRIAL PORTFOLIO II
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                      PROPERTY SUMMARY

                                                     YEAR BUILT/
                                                        YEAR
PROPERTY NAME                          LOCATION       RENOVATED    SQUARE FEET    OCCUPANCY
--------------------------------------------------------------------------------------------

CONTINENTAL TIRE                   Columbus, OH         2002          766,571        100%
RICKENBACKER III(1)                Columbus, OH         1998          344,220        100%
SOUTH PARK 9                       Columbus, OH         1998          409,620       94.2%
HP MEMPHIS (HEWLETT-PACKARD)       Memphis, TN          1999          625,000        100%
CENTERPOINT II(2)                  Memphis, TN          1995          400,000        100%
CIC MEMPHIS (CHICKASAW             Memphis, TN          2000          550,000       40.9%
 INDUSTRIAL CENTER)
MEMPHIS INTERNATIONAL              Memphis, TN          1999          337,655        100%
MID-SOUTH LOGISTEC CENTER VI       Nashville, TN        2004          770,000        100%
WOODLAND INDUSTRIAL EAST BEAMER    Woodland, CA         1997          400,000        100%
WOODLAND INDUSTRIAL HANSON WAY     Woodland, CA         1997          400,000        100%
--------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                                             5,003,066       93.0%
--------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                                                   ALLOCATED
PROPERTY NAME                       LARGEST TENANT                   % OF GLA    LOAN BALANCE
----------------------------------------------------------------------------------------------

CONTINENTAL TIRE                   Continental Tire North              15.3%     $ 24,401,001
                                    America, Inc.
RICKENBACKER III(1)                Little Caesar Enterprises, Inc.      6.9        13,949,378
SOUTH PARK 9                       Nationwide Insurance Co.             8.2         8,662,671
HP MEMPHIS (HEWLETT-PACKARD)       Hewlett-Packard Company             12.5        22,953,874
CENTERPOINT II(2)                  Philips Electronics                  8.0        17,394,239
                                    North America Corp.
CIC MEMPHIS (CHICKASAW             Kuehne & Nagel, Inc.                11.0        16,943,477
 INDUSTRIAL CENTER)
MEMPHIS INTERNATIONAL              Computer Sciences Corporation        6.7        12,951,968
MID-SOUTH LOGISTEC CENTER VI       Cinram International, Inc.          15.4        34,926,587
WOODLAND INDUSTRIAL EAST BEAMER    Hewlett-Packard Company              8.0        16,628,001
WOODLAND INDUSTRIAL HANSON WAY     Hewlett-Packard Company              8.0        17,188,803
----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                                                 100%     $186,000,000
----------------------------------------------------------------------------------------------

(1)   Satis Vacuum of America (approximately 61,634 square foot lease expires
      August 31, 2007) is currently "dark" and is not included in the underwritten base rent calculation.

(2)   Philips does not have an expansion provision in its lease, but has expressly indicated to the borrower its desire to expand. The borrower has signed a letter of intent to purchase an adjacent parcel of land for $1.0 million, which if acquired, will be added to the collateral. The estimated cost of construction is $7.0 million with a total expansion cost of approximately $8.0 million. The borrower posted a $6.0 million letter of credit, the release of which is contingent upon (a) complete construction of the Centerpoint II expansion, (b) Philips occupying the space and paying rent equal to the other existing Philips space, (c) mortgagee's acceptance of a clean certificate of estoppel and (d) an interest-only
      DSCR of at least 1.20x.

                                    54 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                        STRATREAL INDUSTRIAL PORTFOLIO II
--------------------------------------------------------------------------------

                   [MAP OF STRATREAL INDUSTRIAL PORTFOLIO II]

                                    55 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                                  AUGUSTA MALL
--------------------------------------------------------------------------------

                             [PHOTO OF AUGUSTA MALL]

                                    56 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                                  AUGUSTA MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:         $175,000,000
CUT-OFF DATE PRINCIPAL
   BALANCE:                         $175,000,000
%OF POOL BY IPB:                    3.3%
%OF GROUP S:                        10.1%
LOAN SELLER:                        Eurohypo AG, New York
                                    Branch
BORROWER:                           Augusta Mall, LLC and Augusta
                                    Mall Anchor Acquisition, LLC
SPONSOR:                            General Growth Properties, Inc.
ORIGINATION DATE:                   11/02/06
INTEREST RATE:                      5.48800%
INTEREST-ONLY PERIOD:               60 months
MATURITY DATE:                      11/11/11
AMORTIZATION TYPE:                  Interest-only
ORIGINAL AMORTIZATION:              N/A
REMAINING AMORTIZATION:             N/A
CALL PROTECTION:                    L(24),Def(22),O(10)
CROSS-COLLATERALIZATION:            No
LOCK BOX(1):                        Cash Management Agreement
ADDITIONAL DEBT:                    $4,000,000
ADDITIONAL DEBT TYPE(2):            Secured Subordinate Debt and
                                    Permitted Mezzanine Loan
LOAN PURPOSE:                       Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                                      INITIAL        MONTHLY
                                                     ------------------------
TAXES(3):                                                 $0        Springing
INSURANCE(3):                                             $0        Springing
CAPEX(3):                                                 $0        Springing
TI/LC(3):                                                 $0        Springing
OTHER(3):                                                 $0        Springing
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:             Single Asset
TITLE(4):                           Fee/Leasehold
PROPERTY TYPE:                      Retail -- Anchored
SQUARE FOOTAGE(5):                  470,717
LOCATION:                           Augusta, GA
YEAR BUILT/RENOVATED:               1978 & 2007
OCCUPANCY(6):                       83.8%
OCCUPANCY DATE:                     12/02/06
NUMBER OF TENANTS:                  118
HISTORICAL NOI:
  2004:                             $10,770,882
  2005:                             $10,737,061
  TTM AS OF 11/30/06:               $10,565,308
AVERAGE IN-LINE SALES/SF(7):        $390
UW REVENUES:                        $20,655,114
UW EXPENSES:                        $6,234,198
UW NOI(8):                          $14,420,916
UW NET CASH FLOW(8):                $13,984,569
APPRAISED VALUE(9):                 $225,000,000
APPRAISAL DATE:                     10/25/06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:               $372
CUT-OFF DATE LTV(9):                77.8%
MATURITY DATE LTV(9):               77.8%
UW IO DSCR(8):                      1.44x
UW DSCR(8):                         1.44x
--------------------------------------------------------------------------------

(1)   Borrower has the right to receive funds in the lockbox account except upon: (i) an event of default or (ii) DSCR falls below 1.20x for the trailing 12-month period as of last required reporting date.

(2)   The borrower has incurred subordinate debt in the amount of $4.0 million secured by a portion of the mortgaged property from a borrower affiliate, which is required to be repaid after completion of a reverse 1031 exchange. See "The Borrower" below. Mezzanine debt is permitted subject to satisfaction of certain conditions set forth in the related loan documents, including but not limited to (i) confirmation from each of the ratings agencies that the certificates will not be qualified, downgraded or withdrawn as a result of such debt, (ii) the combined loan-to-value
      (including the mezzanine loan) of the mortgaged property does not exceed
      70%; and (iii) the DSCR (including the mezzanine loan) is at least 1.30x
      (assuming a 30-year amortization schedule).

(3)   In the event that the DSCR is less than 1.20x or an event of default exists, the borrower is required to pay on each monthly payment date (i)
      1/12th of the annual real estate taxes, insurance premiums and ground rents estimated by the mortgagee; (ii) $9,806 per month for CapEx up to a maximum at any one time of $117,679 and $43,210 per month for TI/LC's, up to a maximum of $518,522.

(4)   The majority of the in-line portion of the mall is on land leased by the borrower. The borrower also leases a portion of the parking lot under a second ground lease. Each of the two ground leases have terms through
      December 31, 2068, including extension options. GGP Limited Partnership
      ("GGPLP") has provided a guaranty for the ground lease rent obligations
      (see "Ground Lease Guaranty").

(5)   The collateral currently consists of approximately 318,717 square feet of in-line space, the ground underneath one of the anchors (Dillard's) plus the approximately 152,000 square foot building formerly occupied by the
      Macy's Furniture Store (a majority of this space is being redeveloped as part of the mall renovation/expansion program that is expected to be completed in November 2007). There is also approximately 597,223 square feet of anchor space at the mall that is not part of the collateral.

(6)   The figure excludes the approximately 152,000 square foot vacant space formerly occupied by the Macy's Furniture Store, which is master leased by
      GGPLP (see "Master Lease") and currently undergoing a gut renovation. The total mall occupancy is 89.0% including the anchor tenants.

(7)   In-line occupancy costs as of December 2006 were 12.7%.

(8)   The U/W Net Cash Flow, UW IO DSCR and U/W DSCR were calculated including
      $4.0 million in income from a master lease provided by GGPLP for the proposed expansion space. The master lease has a 15-year term that commenced on November 1, 2006. Upon the earlier to occur of (i) the occurrence and continuance of an event of default, (ii) a DSCR below
      1.20x, (iii) a sale of property or (iv) a change in control of the borrower or GGPLP, GGPLP will pay $4.0 million per year, which rent will be reduced by the amount the NOI exceeds $11,150,000 and as further specified in "Master Lease" below. Upon completion of the new in-line mall and lifestyle center space, it is anticipated that the master lease rent will be replaced with revenue from the new expansion tenants. In connection with the master lease, GGPLP has also provided an $18.0 million planned improvements guaranty. The "as-stabilized" net cash flow provides for a 1.45x UW DSCR. The UW DSCR excluding the $4.0 million of master lease income is 1.04x.

(9)   The appraised value reflects the $4.0 million of income from the GGPLP master lease. Excluding the value of the 15-year master lease from GGPLP, the renovation and expansion of the mall currently under construction and the recent leasing activity on the expansion space, the cut-off date LTV is 115%.

                                    57 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                                  AUGUSTA MALL
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                       SIGNIFICANT TENANTS

                               RATINGS                    % OF        ANNUAL
                              MOODY'S/                 TOTAL MALL      BASE        ANNUAL BASE                   LEASE EXPIRATION
       TENANT NAME             FITCH(1)    TOTAL SF        SF          RENT         RENT PSF       SALES PSF           YEAR
---------------------------------------------------------------------------------------------------------------------------------

ANCHORS(2)
DILLARD'S                      B2/BB-      160,000       15.0%      $  160,000(7)     $1.00          $142(4)           NAP
SEARS                          Ba1/BB      157,971       14.8                         $0.00          $181(4)           NAP
MACY'S                         Baa/BBB     146,763       13.7                         $0.00          $245(4)           NAP
JC PENNEY                     Baa3/BBB     132,489       12.4                         $0.00          $192(4)           NAP
                                         -------------------------------------------------------
                                           597,223       55.9%         160,000

VACANT ANCHOR
MACY'S FURNITURE STORE(3)                  152,000       14.2%

TOP 10 TENANTS
GAP                            Ba1/BB+      13,222        1.2%      $  262,553(6)    $19.86(6)       $273            7/31/11
ABERCROMBIE & FITCH                          8,200        0.8          111,665(6)    $13.62(6)       $198            1/31/12
EXPRESS WOMEN'S                              7,710        0.7          200,460       $26.00          $339            1/31/09
FINISH LINE                                  7,303        0.7          168,699       $23.10          $394            6/30/15
VICTORIA'S SECRET                            6,886        0.6          216,909       $31.50          $574            1/31/16
CHAMPS SPORTS                                6,684        0.6          162,087       $24.25          $418            1/31/11
AMERICAN EAGLE OUTFITTERS                    6,352        0.6          172,139       $27.10          $571            1/31/11
FOOTACTION USA                               6,254        0.6          175,112       $28.00          $292            3/31/12
NEW YORK & COMPANY                           6,002        0.6          144,048       $24.00          $246            1/31/09
THE SHOE DEPARTMENT                          5,536        0.5          138,400       $25.00          $244            1/31/08
                                         ------------------------------------------------------
SUBTOTAL                                    74,149        6.9%      $1,752,072       $23.61

REMAINING INLINE SPACE                     192,910       18.1%      $6,982,208       $36.19          $390(5)
                                         ------------------------------------------------------
VACANT SQUARE FEET:                         51,658       4.83%         NAP
TOTAL COLLATERAL GLA:                      470,717                  $8,894,280
TOTAL MALL GLA:                          1,067,940
---------------------------------------------------------------------------------------------------------------------------------

(1)   Ratings provided are for the parent company of the entity listed in the
      "Tenant Name" field whether or not the parent company guaranteed the lease.

(2)   The four department stores each own their improvements and are not part of the collateral. However, Dillard's leases its land from the borrower. The land is included in the collateral.

(3)   Acquired by the sponsor in October 2006, the space is currently being redeveloped. GGP Limited Partnership ("GGPLP") has provided a master lease of $4.0 million per year, or $19.33 per square foot, based on the proposed addition of approximately 206,908 square feet of new mall shop, lifestyle, and restaurant space. The master lease has a 15-year term that commenced on November 1, 2006. The master lease rent will be reduced by the amount the NOI exceeds $11,500,000 and as further specified in the "Master Lease"
      below. In connection with the proposed expansion, GGPLP has also provided an $18 million planned improvements guaranty.

(4)   Not required to report sales figures. The sales figures shown are estimates provided by the borrower.

(5)   Sales figures are based on comparable in-line tenants under approximately
      10,000 square feet open for twelve months or more, based on trailing twelve months as of November 30, 2006.

(6)   Based on a 2006 forecast of percent in lieu of rent.

(7)   This figure represents Dillard's annual ground lease payment.

---------------------------------------------------------------------------------------------------------
            PRE-EXPANSION MEASUREMENTS                   POST EXPANSION MEASUREMENTS
---------------------------------------------------------------------------------------------------------

COLLATERAL, NET OF MACY'S FURNITURE
 STORE                                    318,717     Collateral, Net of Expansion Space       396,904(1)
FORMER MACY'S FURNITURE STORE             152,000     Expansion Space                          115,894(2)
TOTAL COLLATERAL GLA                      470,717                                              512,798(3)
DILLARD'S (GROUND LEASED)                 160,000     Dillard's (Ground Leased)                160,000
SEARS (ANCHOR OWNED)                      157,971     Sears (Anchor Owned)                     157,971
MACY'S (ANCHOR OWNED)                     146,763     Macy's (Anchor Owned)                    146,763
JC PENNEY (ANCHOR OWNED)                  132,489     JC Penney (Anchor Owned)                 132,489
TOTAL MALL GLA                          1,067,940                                            1,110,021
---------------------------------------------------------------------------------------------------------

(1)   The difference between the approximately 396,904 square feet of post-expansion collateral space and pre-expansion collateral space of approximately 318,717 square feet is approximately 78,187 square feet of new in-line mall shop space (the approximately 91,014 square feet of new expansion in-line mall shop space net of the reconfiguration of existing approximately 12,827 square feet of in-line mall space).

(2)   The expansion space is equal to approximately 93,177 square feet of new lifestyle variety space plus the approximately 22,717 square feet of new restaurant space, which equals approximately 115,894 square feet.

(3)   Post-expansion, the total collateral space increases by approximately
      42,081 square feet from approximately 470,717 square feet to approximately
      512,798 square feet.

                                    58 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                                  AUGUSTA MALL
--------------------------------------------------------------------------------

THE LOAN. The Augusta Mall loan is a $175 million five-year interest only loan secured by a fee and leasehold interest in approximately 470,717 square feet of an approximately 1,067,940 square foot regional mall in Augusta, Georgia.

THE BORROWER. The borrowers, Augusta Mall, LLC and Augusta Mall Anchor
Acquisition, LLC (collectively, the "borrower"), are bankruptcy-remote special purpose entities, sponsored by General Growth Properties, Inc. ("GGP"), which is headquartered in Chicago, Illinois.

GGP is in the process of a reverse 1031 exchange in which 100% of the indirect ownership interests in Augusta Mall Anchor Acquisition, LLC, a co-borrower under the Augusta Mall loan and the fee owner of the portion of the mortgaged property that was formerly occupied by the Macy's Furniture Store ("Acquisition Parcel"),
will be transferred to Price Development Company, Limited Partnership, a
subsidiary of GGP ("Price"), once the exchange is completed. Augusta Mall LLC, the co-borrower, entered into a ground lease with Augusta Mall Anchor
Acquisition LLC to ensure its ability to own and operate the improvements on that parcel and such ground lease has been subordinated to the lien of the
Augusta Mall loan. Price is the holder of a note in the amount of $4,000,000
(the "Price Loan"), which is secured by a mortgage on the Acquisition Parcel that will be satisfied upon the completion of the reverse 1031 exchange or repayment in whole of the $4,000,000. Price has entered into a subordination and standstill agreement with mortgagee under which Price has agreed to not exercise its remedies under the Price Loan without mortgagee's consent and delivery of confirmation from each rating agency of "no downgrade." The mortgagee has a mortgage from both Augusta Mall LLC and Augusta Mall Anchor Acquisition LLC on
both the fee and leasehold interest in the Acquisition Parcel.

THE SPONSOR. GGP is a U.S. regional mall REIT. GGP has been listed on the NYSE
(symbol "GGP") since 1972. Since 1954, GGP has acted as a buyer, seller, developer, and manager of real estate. As of January 2007, GGP had an ownership interest in or management responsibility for a portfolio of 200 regional malls, totaling more than 200 million square feet of retail space and includes approximately 24,000 retail stores, located in 44 states. GGP has approximately
4,700 employees nationwide.

SUBSTITUTION PROVISIONS. The borrower may obtain a release of one or more portions of the mortgaged property (each such portion, an "Exchange Parcel"), provided certain conditions are satisfied, which include but are not limited to:
(i) no event of default is then continuing; (ii) the Exchange Parcel is either vacant, non-income producing unimproved land or improved only by landscaping, utility facilities that are readily relocatable or surface parking area; (iii)
the borrower substitutes the Exchange Parcel with a parcel reasonable equivalent in use, value and condition to the Exchange Parcel (the "Acquired Parcel"); (iv)
the borrower provides the mortgagee with an environmental report and engineering report (if applicable) with respect to the Acquired Parcel, which reports satisfy certain conditions contained in the loan documents; and (v) the borrower obtains title insurance or a title endorsement for the Acquired Parcel.

PARTIAL RELEASES. The related loan documents permit the borrower to obtain the release of one or more parcels or outlots proposed to be transferred to a third party in connection with the expansion or other development of the mortgaged property upon satisfaction of certain conditions, including but not limited to, that (i) no event of default has occurred and is continuing under the Augusta
Mall loan, (ii) the parcel is vacant, non-income producing and unimproved or improved by landscaping, utility facilities that are readily locatable or surface parking except if the parcel is an anchor parcel that the borrower purchased after the closing of the Augusta Mall loan. In addition, the related loan documents permit the borrower to obtain the release of a parcel of land leased by Dillard's in connection to a transfer to Dillard's pursuant to the
Dillard's lease upon satisfaction of certain conditions including but not limited to (a) evidence that the borrower complied with all requirements of operating, parking or other similar agreements affecting the property and delivery of other information, approvals or documents that would be required by a prudent lender acting reasonably; and (b) the parcel is a separate tax parcel, and (iii) confirmation from each rating agency that the release will not result in downgrade, withdrawal or qualification of the then current ratings on any class of certificates. The borrower is also entitled to obtain the release of one or more anchor parcels acquired after the origination date and proposed to be transferred to a third party, without payment of a release price, upon satisfaction of certain conditions specified in the loan documents.

THE PROPERTY. The Augusta Mall is an approximately 1,067,940 square feet regional mall, of which approximately 470,717 square feet serves as collateral for the loan. The Augusta Mall is located on an approximately 79.76 acre parcel at Wrightsboro Road and Bobby Jones Expressway (Interstate 520), in Augusta, the
second largest city in Georgia. It is the only super-regional mall within a
70-mile radius and serves a 21 county trade area in Georgia and South Carolina.
The mortgaged property enjoys visibility and access from I-520 (Bobby Jones
Expressway) and Interstate 20, the primary East-West regional highway. I-520
(Bobby Jones Expressway) is a highly traveled traffic corridor with daily traffic of approximately 75,000 cars. The area's highest household incomes are concentrated within a five-mile radius of the center.

The Augusta Mall was originally opened in 1978. GGP acquired it in 2004 when it purchased the Rouse Company. The two-level mall is anchored by Macy's, JC
Penney, Sears and Dillard's and includes approximately 120 in-line tenants, including Abercrombie & Fitch, Express Women's, Victoria's Secret, Bath & Body
Works, Nine West and Zales Jewelers. The four department store anchors each own their improvements which are not included in the collateral. Dillard's leases its land from the borrower. The land underneath Dillard's is included in the collateral. The majority of the in-line portion of the mall is on land leased
(approximately 64.5 acres) by the borrower under a ground lease with a remaining term through December 31, 2068, including extension options.

                                    59 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                                  AUGUSTA MALL
--------------------------------------------------------------------------------

The borrower intends to invest $79 million to convert one wing of the mortgaged property into a modern lifestyle center. The borrower is already in the process of redeveloping the approximately 152,000 square feet former Macy's Furniture anchor it purchased from Federated Department Stores in July 2006 shortly after the store closed. The borrower intends to replace this space with approximately
91,014 square feet of new in-line space, demolish approximately 12,827 square feet of existing mall shop space and construct approximately 93,177 square feet of open-air lifestyle and specialty store space and approximately 22,717 square feet of sit-down restaurant space that will include outdoor seating. To date, the expansion/renovation project is approximately 20% complete with a final completion date targeted for November 2007. When completed, in-line and lifestyle space will increase by a total of approximately 206,908 square feet and the loan collateral will increase from approximately 470,717 square feet to approximately 512,798 square feet, a net increase of approximately 42,081 square feet.

The new retail village will feature a pedestrian friendly plaza featuring lighted fountains, attractive landscaping and convenient parking. As part of the project, the existing mall will be renovated with new mall entrances, signage, logos, a children's soft play area, new flooring and modern lighting, new lounge areas and family friendly restrooms. The expansion also involves the re-merchandising of the two wings of the mall to capture the high end of the retailing market including fashion, women's ready-to-wear, the missy market and fashion accessories.

In total, GGP, has signed term sheets for approximately 39,673 square feet at the expansion, which include national chain store retailers such as Williams
Sonoma (approximately 13,441 square feet), Ann Taylor Loft (approximately 5,717 square feet), Chico's (approximately 5,038 square feet), Coldwater Creek
(approximately 6,092 square feet), J. Jill (approximately 3,067 square feet),
Coach (approximately 2,500 square feet), and Banana Republic (approximately
6,270 square feet). We cannot assure you that the execution of term sheets by these prospective tenants will result in executed leases at the expansion space.

To assure cash flow stability during the expansion/renovation period, General
Growth Properties Limited Partnership ("GGPLP") has provided a master lease of
$4.0 million per year, or $19.33 per square foot, based on the proposed addition of approximately 206,908 square feet of new mall shop, lifestyle and restaurant space. The master lease has a 15-year term that commenced November 1, 2006. The master lease rent will be reduced by the amount the NOI exceeds $11,150,000 and as further specified under "Master Lease" below. In connection with the master lease, GGPLP has also provided an $18 million planned improvements guaranty.

ANCHORS. Dillard's (approximately 160,000 square feet; Anchor Owned
Improvements; REA Expires 2058; Parent Rated "B2/BB" by S&P/Moody's): Dillard's,
Inc. operates retail department stores primarily in the Southwest, Southeast, and Midwest regions of the United States. It retails a selection of merchandise, including men's, women's, and children's apparel and accessories; cosmetics;
home furnishings; and other consumer goods through its Dillard's stores, as well as through its website. As of September 25, 2006, the company operated 330
Dillard's stores in 29 states in the United States. William Dillard founded
Dillard's, Inc. in 1938. The company is based in Little Rock, Arkansas. In fiscal year 2006, the company reported earnings of $7.7 billion, increasing from
2005's $7.6 billion.

JCPenney (approximately 132,489 square feet; Anchor Owned; REA Expires 2058;
Parent Rated "Baa3/BBB-" by Moody's/S&P): J. C. Penney Corporation, Inc., the
wholly owned operating subsidiary of J. C. Penney Company, Inc., is one of
America's largest department store, catalog, and e-commerce retailers, employing approximately 155,000 associates. As of April 29, 2006, J. C. Penney
Corporation, Inc. operated 1,021 JCPenney department stores throughout the
United States and Puerto Rico. JCPenney is the nation's largest catalog merchant of general merchandise, and jcp.com is one of the largest apparel and home furnishings sites on the Internet. In fiscal year 2006, the company reported earnings of $19.3 billion, increasing from 2005's $18.8 billion. Same-store sales increased 3.7% during 2006.

Macy's (approximately 146,763 square feet; Anchor Owned; REA Expires 2058;
Parent Rated "BBB/Baa1" by S&P/Moody's): Since its purchase of May Department
Stores, Inc., Federated Department Stores, Inc. (d/b/a Macy's), has become the largest upscale department store in the United States, operating more than 868 stores nationwide and in Puerto Rico and Guam. With 232,000 employees, the company operates under the banners of Bloomingdale's, Bon-Macy's,
Burdines-Macy's, Goldsmith's-Macy's, Lazarus-Macy's, Macy's East, Macy's West
and Rich's-Macy's. The company is currently extending its signature Macy's nameplate to all May regional department stores. In fiscal year 2005, the company reported earnings of $22.4 billion, increasing from 2004's $15.8 billion. Net income between these years also rose to $1.4 billion from $689 million in 2004. Federated Department Stores announced on July 6th that for the month of July 2006, it expects same-store sales to increase by 3% to 4% for the chain.

Sears (approximately 157,971 square feet; Anchor Owned; REA Expires 2058; Parent
Rated "BB+" by Moody's): Sears Holdings Corporation, the publicly traded
(NASDAQ: "SHLD") parent of Kmart and Sears, Roebuck and Co., is the nation's third largest broadline retailer, with approximately $55 billion in annual revenues, and with approximately 3,800 full-line and specialty retail stores in the United States and Canada. Sears Holdings is the leading home appliance retailer as well as a leader in tools, lawn and garden, home electronics and automotive repair and maintenance. Key proprietary brands include Kenmore,
Craftsman and DieHard, and a broad apparel offering, including such labels as
Lands' End, Jaclyn Smith and Joe Boxer, as well as the Apostrophe and Covington brands. It also has Martha Stewart Everyday products, which are offered exclusively in the U.S. by Kmart and in Canada by Sears Canada. The company is the nation's largest provider of home services, with more than 13 million service calls made annually. In fiscal year 2006, the company reported earnings of $54 billion, increasing from 2005's $49 billion. Same-store sales increased
0.9% during 2005.

                                    60 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                                  AUGUSTA MALL
--------------------------------------------------------------------------------

SIGNIFICANT TENANTS.

Gap Inc. (approximately 13,222 square feet, "BB+/Ba1" by S&P/Moody's) The Gap opened its first casual clothing store in San Francisco, California in 1969.
Today, Gap Inc. is one of the world's largest specialty retailers, with more than 3,100 stores and fiscal 2006 revenues of $15.9 billion. They operate five apparel brands. Gap, Banana Republic, Old Navy, Forth & Towne and Piperlime.

Express Women's (approximately 7,710 square feet) Express is an American clothing company owned by Limited Brands. Limited Brands, Inc. operates in specialty retail business in the United States. The company sells women's intimate apparel, personal care and beauty products, and women's and men's apparel through brands such as Express, Victoria's Secret and Bath & Body Works.
As a brand, Express is oriented toward contemporary apparel and accessory styles with a primary target age group between 20 and 27 years old.

Abercrombie & Fitch. (approximately 8,200 square feet) Abercrombie & Fitch Co., through its subsidiaries, operates as a specialty retailer in the United States and Canada. Its stores sell casual apparel under the Abercrombie & Fitch, abercrombie, Hollister and RUEHL brands. As of April 1, 2006, it operated 850 stores in 49 states, the District of Columbia, and Canada. The company reported revenues of $2.8 billion for the year ending January 28, 2006. The company was founded in 1892 and is headquartered in New Albany, Ohio.

THE MARKET(1). Augusta Mall is the only super-regional mall within a 70-mile radius. Within the trade area, there are other retail developments, which compete for shopper expenditures. The competition includes Augusta Exchange, an approximately approximately 625,000 square feet power center (1.5 miles north), the Village at Riverwatch, an approximately 809,000 square feet power center
(5.5 miles northeast; expected opening date fall 2007), and Aiken Mall, an approximately 452,243 square feet two-anchor mall (21 miles east). The Augusta
Exchange, with tenants such as Bed, Bath & Beyond, Michael's, Old Navy and
Target, compliments Augusta Mall, which is only 1.5 miles away, by providing shoppers a variety of retail store options within close proximity.

The total trade area population is approximately 639,671 and total households are approximately 236,890, as of the 2000 Census. Approximately 30% (203,000
people) of the trade area have an average household income over $60,000 and 22%
(approximately 149,000) have an average household income over $75,000. Augusta
Mall captures 89% of its trade area with 71% of area residents indicated that they shop Augusta Mall the most, making it the region's dominant shopping center. Furthermore, Augusta Mall captures 12% of its trade area GAFO expenditure potential, exceeding the 6% national average capture rate. Augusta's overall cost of living is 8.2% below the national average. In addition, area housing costs are approximately 24% below the national average.

Within a five-mile radius, the mortgaged property market hosts approximately
80,925 daytime employees. Augusta's top four employers are: U.S. Army Signal
Center & Fort Gordon (approximately 17,573), Westinghouse Savannah River
(approximately 11,506), Medical College of Georgia (approximately 4,656) and
University Hospital (approximately 3,200). According to the Augusta Chamber of
Commerce, a variety of companies have recently expanded or relocated in the
Augusta area. These companies include: Delta Air Lines, John Deere, AT&T, SITEL,
Monsanto Life Sciences, KwikSet, International Flavors & Fragrances, Titan Wheel
and Bill's Dollar Stores Distribution Center. Companies that have expanded operations include: Rock-Tenn, World Color, ROGERS Organics Corporation, Procter
& Gamble Manufacturing Co., Frigidaire Home Products, Shapiro Meat Packing
Company and BellSouth. Over the past five years, new and expanding projects in
Richmond, Columbia and Burke counties have invested $654 million and created approximately 4,215 new jobs.

Augusta also offers an array of amenities that add to the city's quality of life including: cultural museums, theaters/arts, county and state parks, lakes, and outdoor activities given the mild climate. Most notably, each Spring since 1934
Augusta has hosted the PGA Masters golf tournament.

PROPERTY MANAGEMENT.  Augusta Mall is managed by the borrower, which is an affiliate of GGP. GGP is the second largest regional mall REIT in the United
States and owns, develops, operates, and/or manages shopping malls in 44 states. Currently, GGP has ownership interests in and/or management responsibility for over 200 regional malls totaling more than 200 million square feet of retail space. GGP is also the largest third-party manager for owners of regional malls.

                                    61 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                                  AUGUSTA MALL
--------------------------------------------------------------------------------

MASTER LEASE. The borrower and GGPLP entered into a master lease for all of the vacant space located on the portion of the mortgaged property formerly occupied by the Macy's Furniture store. The term of the master lease commenced on
November 1, 2006 and will expire on the earliest of (a) the date the Augusta
Mall loan has been paid in full, (b) May 1, 2021 or (c) the date that the NOI, excluding income from the master lease, is equal to or in excess of $15,150,000
(the "Master Lease Termination Date"). Upon the earlier to occur of (i) the occurrence and continuance of event of default, (ii) a DSCR less than 1.20x for two consecutive quarters, (iii) a sale of the mortgaged property or (iv) a change in control of the borrower or sponsor, GGPLP will pay $4,000,000 per year, which rent will be reduced by the amount that the NOI exceeds $11,150,000
(the "Excess NOI"); except if the Excess NOI is used to reduce the dollar amount available under the Ground Lease Guaranty, then such amount will not be used to reduce the rent under the master lease. Further, if a payment is made under the
Planned Improvements Guaranty (as defined under "Planned Improvements Guaranty"
below), then GGPLP's rent obligations under the master lease will be reduced on a dollar-for-dollar basis, which reduction will be applied against the last rent payments due under the master lease.

PLANNED IMPROVEMENTS GUARANTY. A guaranty of the Augusta Mall loan (the "Planned
Improvements Guaranty") not to exceed $18,000,000 has been provided by GGPLP for the completion of the planned improvements. The Planned Improvement Guaranty will be reduced or terminated as follows: (a) in the event that the planned improvements contain less than 180,000 square feet, GGPLP's guaranteed obligations will be reduced to an amount equal to the product of $18,000,000 multiplied by a fraction, the numerator of which shall be the square footage contained in the planned improvements as completed by the borrower and the denominator of which shall be 180,000 and (b) the Planned Improvements Guaranty will terminate in its entirety on the date that (i) the borrower causes the completion of a portion, but less than all, of the planned improvements and (ii)
the Master Lease Termination Date has occurred. Furthermore, the Planned
Improvements Guaranty will also terminate upon the earlier to occur of (a)
payment in full or defeasance of the Augusta Mall loan, (b) the completion of the planned improvements in accordance with the related loan documents, or (c)
as described in the preceding sentence. Upon an event of default, any amounts recovered by the mortgagee under the Planned Improvement Guaranty may be applied by the mortgagee to pay down the Augusta Mall loan.

GROUND LEASE GUARANTY. GGPLP will also provide a guaranty of payment for ground lease rent obligations pursuant to the ground lease (the "Ground Lease
Guaranty"). The Ground Lease Guaranty will terminate upon the earliest of the following to occur: (a) payment in full or defeasance of the Augusta Mall loan,
(b) the borrower buys the fee title to the portion of the mortgaged property subject to the ground lease in accordance with the related loan documents and
(c) the Master Lease Termination Date. The Ground Lease Guaranty is also reduced by the Excess NOI (not including the income from the master lease).

(1)   Certain information was obtained from the Augusta Mall appraisal, dated
      October 25, 2006. Each appraisal relies upon many assumptions and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    62 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  AUGUSTA MALL
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      LEASE ROLLOVER SCHEDULE

             NUMBER OF                                         % OF BASE    CUMULATIVE     CUMULATIVE %   CUMULATIVE    CUMULATIVE %
              LEASES     SQUARE FEET   % OF GLA    BASE RENT      RENT      SQUARE FEET       OF GLA      BASE RENT    OF BASE RENT
    YEAR     EXPIRING     EXPIRING     EXPIRING    EXPIRING     EXPIRING      EXPIRING       EXPIRING      EXPIRING      EXPIRING
------------------------------------------------------------------------------------------------------------------------------------

VACANT         NAP          51,658       16.2%        NAP           NAP         51,658         16.2%          NAP          NAP
2007 & MTM      23          34,928       11.0       $829,892       10.3%        86,586         27.2%        $829,892       10.3%
2008            21          36,870       11.6      1,168,826       14.5        123,456         38.7%      $1,998,718       24.8%
2009            19          41,444       13.0      1,721,508       21.4        164,900         51.7%      $3,720,226       46.2%
2010            11          19,730        6.2        884,268       11.0        184,630         57.9%      $4,604,494       57.2%
2011            11          42,305       13.3        774,521        9.6        226,935         71.2%      $5,379,015       66.8%
2012            12          38,818       12.2        818,336       10.2        265,753         83.4%      $6,197,351       76.9%
2013             4           8,261        2.6        378,552        4.7        274,014         86.0%      $6,575,903       81.6%
2014             2           2,644        0.8        103,890        1.3        276,658         86.8%      $6,679,793       82.9%
2015             3          10,002        3.1        253,947        3.2        286,660         89.9%      $6,933,740       86.1%
2016             9          24,553        7.7        942,610       11.7        311,213         97.6%      $7,876,350       97.8%
AFTER            3           7,504        2.4        179,434        2.2        318,717        100.0%      $8,055,784      100.0%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:         118         318,717      100.0%    $8,055,784      100.0%
------------------------------------------------------------------------------------------------------------------------------------

                                    63 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                                  AUGUSTA MALL
--------------------------------------------------------------------------------

                              [MAP OF AUGUSTA MALL]

                                    64 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                                  AUGUSTA MALL
--------------------------------------------------------------------------------

                              [MAP OF AUGUSTA MALL]

                                    65 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                                     SOLANA
--------------------------------------------------------------------------------

                                [PHOTO OF SOLANA]

                                    66 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                                     SOLANA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE(1):      $140,000,000
CUT-OFF DATE PRINCIPAL BALANCE:     $140,000,000
%OF POOL BY IPB:                    2.6%
%OF GROUP S:                        8.0%
LOAN SELLER:                        Eurohypo AG, New York
                                    Branch
BORROWER:                           Maguire Partners-Solana
                                    Limited Partnership
SPONSOR:                            Robert F. Maguire III
ORIGINATION DATE:                   12/08/06
INTEREST RATE:                      6.10300%
INTEREST-ONLY PERIOD:               84 Months
MATURITY DATE:                      12/11/13
AMORTIZATION TYPE:                  Interest-only
ORIGINAL AMORTIZATION:              N/A
REMAINING AMORTIZATION:             N/A
CALL PROTECTION(2):                 L(24),Def(54),O(3)
CROSS-COLLATERALIZATION:            No
LOCK BOX:                           Hard
ADDITIONAL DEBT(1,3):               $255,000,000
ADDITIONAL DEBT TYPE(1,3):          Pari Passu Loan and
                                    Mezzanine Loan
LOAN PURPOSE(4):                    Refinance/Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                                         INITIAL     MONTHLY
                                                     ------------------------
TAXES:                                                   $592,000    $250,000
INSURANCE:                                                $79,000     $36,533
CAPEX:                                                   $400,000     $31,250
TI/LC(5):                                             $39,638,796    $132,809
FF&E(6):                                                       $0   Springing
HOTEL EXPANSION AND RENOVATION(7):                    $21,000,000          $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:             Single Asset
TITLE:                              Fee Simple
PROPERTY TYPE:                      Mixed Use-Office/Retail/Hotel
SQUARE FOOTAGE(8):                  1,874,975
LOCATION:                           Westlake, Texas
YEAR BUILT/RENOVATED:               1988/2007
OCCUPANCY(9):                       94.6%
OCCUPANCY DATE:                     02/01/07
NUMBER OF TENANTS:                  93
HISTORICAL NOI:
  2004:                             $9,641,571
  2005:                             $8,513,938
  TTM AS OF 09/01/06:               $9,746,912
UW REVENUES:                        $54,487,675
UW EXPENSES:                        $22,853,984
UW NOI(10):                         $31,633,691
UW NET CASH FLOW(10):               $29,956,209
APPRAISED VALUE(11):                $504,600,000
APPRAISAL DATE(12):                 Various
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          FINANCIAL INFORMATION(13,14)
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:               $192
CUT-OFF DATE LTV(15):               71.3%
MATURITY DATE LTV(15):              71.3%
UW IO DSCR(16):                     1.34x
UW DSCR(16):                        1.34x
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                           SIGNIFICANT TENANTS

                                  MOODY'S/     SQUARE                     BASE RENT     LEASE EXPIRATION
TENANT NAME                      FITCH(17)      FEET       % OF GLA          PSF              YEAR
---------------------------------------------------------------------------------------------------------

FIRST AMERICAN REAL ESTATE      Baa2/BBB+      728,783     39.7%(18)        $13.57             2017
SABRE GROUP                        Baa3        375,057     20.4%(18)        $16.53             2011
SABRE GROUP                        Baa3        145,089      7.9%(19)        $24.50             2008
CITIGROUP                        Aa1/AA+        89,974      4.9%(19)        $24.92             2008
WELLS FARGO & COMPANY             Aa1/AA        80,370      4.4%(19)        $23.25             2010
---------------------------------------------------------------------------------------------------------

(1)   The $360 million mortgage loan has been split into two pari passu A-Notes:
      a $220 million A-1 Note (securitized in Banc of America Commercial
      Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series
      2007-1) and a $140 million A-2 Note (included in the trust fund).

(2)   The defeasance lockout period expires on the earlier to occur of three years from the closing date and two years from the date the last pari passu note (A-2 Note) is the subject of a REMIC securitization.

(3)   In addition to the pari passu A-1 Note (not included in the trust fund), an equity owner of the borrower has incurred mezzanine debt in the original principal amount of $35,000,000.

(4)   The mortgage loan facilitated the refinancing of previous existing mortgage debt and the acquisition of additional collateral (the 375,057 square foot Sabre building).

(5)   In addition to the TI/LC reserve, the borrower will be required to establish a separate reserve for the approximately 375,057 square foot building wholly occupied by Sabre Holdings Corporation ("Sabre") if at least 12 months prior to the lease expiration of Sabre (December 7, 2011),
      Sabre has not renewed its lease and the replacement lease is not on equal or better economic terms with a tenant acceptable to the mortgage. Monthly reserve payments will be $312,548 until the reserve totals $3,750,576 at the time the Sabre lease expires.

(6)   Monthly FF&E collections equivalent to 4% of the gross income from hotel operations will commence by the mortgagee in the event the hotel manager ceases to continue monthly deposits to a separate reserve account as described in the related loan documents.

(7)   A total of $21,000,000 of loan proceeds are held in escrow in connection with the renovation of the existing 198 rooms ($5 million) at the Solana
      Marriott Hotel and the expansion of an additional 96 rooms ($16 million).

(8)   Net rentable square feet of approximately 1,874,975 represents the office
      (approximately 1,793,290 square feet), retail (approximately 43,685 square feet), and health club (approximately 38,000 square feet) components of the Solana mortgaged property. Collateral also includes the 198-room
      Solana Marriott Hotel.

(9)   Excluding the hotel component, the Solana mortgaged property is 94.6%
      leased and 89.7% physically occupied. The primary difference between physical occupancy and leased space is that tenant First American Real
      Estate has not yet taken physical occupancy of all its space.

(10)  UW NOI and UW Net Cash Flow are higher than historical figures due to (i)
      the acquisition of the Sabre building (375,057 square feet) which increased NOI by approximately $6.2 million, (ii) a $3.3 million per annum master lease from Robert Maguire that supplements the performance of the
      Solana Marriott Hotel during renovation and expansion (which is further supported by a $21 million reserve, and (iii) a new ten-year lease with
      First American Real Estate that increased occupancy by approximately
      450,000 square feet and base rent by $9.9 million. The hotel master lease will terminate if the net cash flow is equal to or exceeds $4.5 million after the initial 52 weeks of the term, as more specifically described in the master lease.

(11)  Based on an "as-is" appraised value of $504.6 million. Appraised value encompasses the fee simple office-retail components ($453,600,000) and the hotel ($51,000,000), which is subject to a ten year master lease that provides $3.3 million of annual net cash flow in addition to the net cash flow generated by the hotel itself ($1.38 million for the trailing 12
      -month period through November 2006). The value of the hotel component excluding the $3.3 million hotel master lease and renovation/expansion is
      $28 million.

(12)  Excluding the Solana Marriott Hotel, the appraisal was conducted for the
      Solana property on November 13, 2006 and a separate appraisal was conducted for the Solana Marriott Hotel on November 16, 2006.

(13)  Calculated based on the aggregate cut-off principal balance of the A-1
      Note (not included in the trust fund) and the A-2 Note (included in the trust fund).

(14)  Including the mezzanine loan, the loan-to-value ratio is 78.3%. The all-in debt service coverage ratio for the entire $395 million loan facility
      (including the mezzanine loan) is 1.20x on an interest only basis. The cut-off date loan per square foot for the entire $395 million loan facility is $211. The cut-off date LTV excluding the $3.3 million hotel master lease, which is supported by $21 million in reserves for renovations and expansions, is 74.8%.

(15)  The whole loan is interest only, however, the entire loan facility
      (including the $35 million mezzanine loan) will have a 40-year amortization schedule following a 48-month interest only period. All amortization is diverted to the mezzanine component (approximately $7 million in amortization).

(16)  UW IO DSCR and UW DSCR are calculated including $3.3 million in income from the master lease provided by the sponsor, Robert Maguire III, that supplements the performance of the Solana Marriot Hotel during renovation and expansion. Excluding the master lease income, the UW IO DSCR and UW
      DSCR is 1.20x.

(17)  Ratings provided are for the parent company of the entity listed in the
      "Tenant Name" field whether or not the parent company guarantees the lease.

(18)  Triple net lease. First American executed its lease in 2005 and Sabre executed its lease in 2006.

(19)  Modified gross lease.

                                    67 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                                     SOLANA
--------------------------------------------------------------------------------

THE LOAN. The Solana loan is part of a split loan structure evidenced by two pari passu promissory notes: a $220,000,000 A-1 Note (securitized in Banc of
America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates
Series 2007-1) and a $140,000,000 A-2 Note (included in the trust fund). The
Solana loan is a seven-year loan secured by a first mortgage on Solana Office
Campus, a Class A office, retail, health club and 198-room full service hotel totaling approximately 2,107,239 square feet (including the hotel) located in
Westlake, Texas.

THE BORROWER. The borrower, Maguire Partners-Solana Limited Partnership, a Texas
limited partnership, is a bankruptcy remote single purpose entity structured with two independent directors for which a non-consolidation opinion has been issued by the borrower's legal counsel.

THE SPONSOR. The sponsor is Robert F. Maguire III. Equity ownership in the borrower is held by Robert F. Maguire, III who owns the mortgaged property for his private account. The mortgaged property is not owned by Maguire Properties,
Inc., the publicly traded company (NYSE: "MPG") that Mr. Maguire founded in June
2003. Mr. Maguire is the original developer and has owned the mortgaged property for approximately 20 years. Since 1968, Mr. Maguire has directed the development of over 30 million square feet of institutional-quality projects nationally, usually with major tenants, including Sempra Energy, IBM, Wells Fargo Bank, Bank of America, the Walt Disney Company, MGM and Time Warner, among many others.
Major projects developed by Mr. Maquire include US Bank Tower, Gas Company
Tower, Wells Fargo Tower and KPMG Tower in Los Angeles, Pasadena's Plaza Las
Fuentes, the Glendale Center and Commerce Square in downtown Philadelphia.

THE PROPERTY. The mortgaged property consists of a fee simple interest in approximately 1,874,975 square feet of office and retail space, a 198 room
Marriott Solana Hotel, 5,901 parking spaces, including parking garages with approximately 3,332 spaces, and the approximately 38,000 square foot Solana
Club, located in Westlake, Texas (the collateral excludes any oil, gas and mineral rights at the mortgaged property which are owned by a borrower-affiliate). Total property square footage, including the hotel, is approximately 2,107,239 square feet. Excluding the hotel component, the mortgaged property is 94.6% leased and 87.3% of the base rent is derived from investment grade tenants.

The mortgaged property is a 900-acre master planned office campus located along
Texas State Highway 114, approximately eight miles northwest of Dallas-Fort
Worth International Airport, the third busiest airport in the world, and 11 miles southeast of Alliance Airport, a major cargo and corporate jet airport.
The 900-acre site was developed starting in 1988 in phases as a mixed-use development of low-rise office buildings and a central village and is part of a larger residential and recreational community. To date, over 2.75 million square feet of office space has been constructed as multi- and single-tenanted office buildings and built-to-suits. Conceived as a high technology office park, the mortgaged property has advanced fiber optic telecommunications capabilities and redundant, low-cost utilities critical to modern technology-reliant companies.

The mortgaged property includes office space with a centralized hotel, recreation, education, child-care and restaurant amenities. The campus' largest complexes are Campus Circle and Village Center. Campus Circle, totaling approximately 1.1 million square feet, consists of eight buildings, including six office buildings, a computer data center building and a multi-purpose building housing office, dining and conference space, the central plant and support facilities. Village Center includes Village Retail, 7 & 9 Village
Circle, the Solana Marriott Hotel and the Solana Club. Village Center's retail component totals approximately 43,684 square feet. The two five-story office buildings, 7 & 9 Village Circle, are approximately 154,263 square feet and approximately 135,379 square feet, respectively. In addition, the sponsor acquired the 375,057 square foot Sabre Building (located at 1 East Kirkwood) at the closing of the Solana loan. The Solana Club is an approximately 38,000 square foot health, fitness and wellness center within walking distance of the
Village Center and Campus Circle office buildings. The club is operated by
Health Fitness Corporation and offers state-of-the-art fitness equipment, free weights, a 75-foot indoor lap pool, gymnasium, outdoor recreational pool, racquetball, squash and basketball courts, four lighted outdoor tennis courts, a dining facility, a Kid's Club and a Pro Shop.

The seven-story Solana Marriott Hotel, opened in June 1990, has 198 rooms, two restaurants, and extensive meeting and banquet space. The hotel is integrated with the Village Center and its design contemplated future expansion of 96 hotel rooms and additional meeting (approximately 3,400 square feet) and ballroom
(approximately 2,050 square feet) space, which will be built in 2007 and funded by a renovation and expansion upfront reserve totaling $21.0 million. Mid-week room demand currently exceeds supply (the hotel reportedly turned away approximately 4,000 mid-week room nights in 2006) and is expected to increase further now that First American Real Estate recently has taken occupancy of the majority of its approximately 728,783 square foot headquarters. The borrower has budgeted a total of $7.0 million to renovate the existing guest rooms and spent approximately $2.0 million of this amount out-of pocket in 2006. The remaining
$5.0 million was held back at closing and will be spent in 2007 to complete the rooms renovation. The balance of the holdback at closing, approximately $16.0 million, will fund the construction of the additional 96 hotel rooms. During the renovation and expansion period, Robert Maguire has provided a ten-year master lease providing $3.3 million in annual rental payments to supplement the hotel's annual net cash flow ($1.38 million for the trailing 12 months through November
2006 and expected to exceed $1.8 million in 2007 despite ongoing renovations).

                                    68 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                                     SOLANA
--------------------------------------------------------------------------------

SIGNIFICANT TENANTS.

First American Real Estate ("First American") (NYSE: "FAF") uses the mortgaged property as its headquarters location for First American Title Company and First
American Real Estate Information Services. First American has approximately
2,000 offices throughout the United States and abroad providing business information and related products and services. Revenues for the firm have grown at approximately 18% per year since 2000. First American is a holding company and operates through its subsidiaries, the largest of which includes First
American Title Insurance Company, which controls its title business, and First
Advantage Corporation, a separately traded entity, which operates in the information products business. As of the twelve-month period ending December 31,
2006, First American reported revenue of $8.50 billion and net income of $287.7 million.

Sabre Holdings Corporation ("Sabre") (NYSE: "TSG") operates the world's largest computerized travel reservation system. Individual consumers make travel plans using the company's Travelocity Web site. In 2005, Sabre purchased
lastminute.com giving the company a significant travel presence in Europe.
Travel reservations account for almost 70% of Sabre's revenue. The Sabre Travel
Network, which markets the Sabre GDS, accounts for a majority of the Sabre
Group's revenues (69% and 75% in 2005 and 2004, respectively, including inter-segment revenues). As of March 2006, travel agencies with over 50,000 locations on six continents subscribed to the Sabre system. Subscribers could make reservations with over 400 airlines, 76,000 hotels, 28 car rental companies, 220 tour operators, 13 cruise lines and 35 railroads. It was announced in December 2006 that Silver Lake Partners and Texas Pacific Group would acquire Sabre for $5 billion. It is reported that the company plans to remain based in South Lake, Texas and does not expect changes to its executive team. Sabre reported total revenues of $2.8 billion in 2006. Revenues in 2006 increased by 12% over 2005, reflecting higher sales from the Travelocity segment, the acquisition of lastminute.com, and higher revenues from the Sabre
Airline Solutions and Sabre Travel Network segments. As of the year ending
December 31, 2006, Sabre reported revenue of $2.82 billion and net income of
$155.6 million.

Citigroup, Inc. ("Citigroup") (NYSE: "C") is a diversified global financial services holding company, whose businesses provide a broad range of financial services to consumer and corporate customers. The activities of Citigroup include underwriting and dealing in securities, insurance underwriting and brokerage and making temporary investments in non-financial companies. The segments include Global Consumer Group, Corporate and Investment Banking, Global
Wealth Management and Alternative Investments. As of the year ending December
31, 2006, Citigroup reported revenue of $82.9 billion and net income of $21.2 billion.

Wells Fargo & Company ("Wells Fargo") (NYSE: "WFC") is the fifth largest bank in the United States, operating about 3,000 bank branches in over 24 western and mid-western states, in addition to approximately 1,000 home mortgage stores throughout the United States. Wells Fargo & Company's services include retail and business banking, investment management, and venture capital investment, as well as international trade activities through a joint venture with HSBC. As of the year ending December 31, 2006, Wells Fargo reported revenue of $33.5 billion and net income of $8.5 billion.

THE MARKET(1). The mortgaged property is located in Westlake, Texas, part of the
Mid-Cities submarket of the greater Dallas/Fort Worth metropolitan statistical area. Within a five-mile radius of the mortgaged property, the population is approximately 71,941. The average household income for the four cities surrounding the mortgaged property (Southlake, Westlake, Trophy Club and
Colleyville) is over $142,000, as compared to approximately $74,000 for the entire Dallas/Fort Worth metropolitan statistical area and 70.9% of the households earn $75,000 or more annually. One contributing factor to the desirability of this area is the residential developments. The Kirkwood Hollow development, developed by the sponsor, is sold out, but will soon be joined by a
115-acre residential development. The 525-acre Vaquero Golf Club Community, featuring 350 homes and a golf course, is fully built out. There are approximately 25,000 new residential lots in the process of being developed, with about 10,000 constructed in 2006. Area public schools, largely funded by taxes paid by the borrower, have won the Texas Cup as the top school system in the state in two of the past four years.

The Dallas/Fort Worth office market consists of approximately 137.7 million square feet and is the seventh largest office market in the nation. The market wide vacancy for class "A", "B" and "C" properties for the 3rd Quarter of 2006 was 23.3% (Class "A" space-17.3%), the lowest level since 2001. According to
Wheaton Research, rental rates increased 7.6% from $16.04 per square foot for year end 2005 to $17.26 per square foot for year end 2005. Rental rates for third quarter of 2006 were reported at $18.12 per square foot. Net absorption totaled approximately 2.2 million square feet in 2004, approximately 3.5 million square feet in 2005, and approximately 3.3 million square feet in 2006.

The Mid-Cities office market consists of a total of approximately 6.7 million square feet with a vacancy rate of approximately 10.0%. Asking rents are $22.78 per square foot and year to date net absorption for third quarter of 2006 is approximately 518,847 square feet. The Mid-Cities market has two distinct areas. The Class "B" office buildings are located between Dallas and Fort
Worth. In contrast, the mortgaged property, situated on State Highway 114, is north of these Class "B" office properties. State Highway 114 is a recently expanded 8-lane highway that connects Dallas-Fort Worth International Airport and Alliance Airport, the two largest airports in the region. The mortgaged property constitutes nearly all of the Class "A" office inventory in the Dallas
Mid-Cities market. These Class "A" office buildings, collectively grouped in the DFW 114 West Corridor submarket totaling approximately 3.0 million square feet, are currently 96.4% leased.

(1)   Certain information was obtained from the Solana appraisals, dated
      November 13, 2006 and November 16, 2006. Each appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    69 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                                     SOLANA
--------------------------------------------------------------------------------

As of the third quarter 2006, Class "A" asking rents for the DFW 114 West
Corridor submarket averaged $25.41 per square foot and asking rents for new construction range from $28.50-$32.50 per square foot plus electric. These rents are approximately 20% higher than the rents in place at the mortgaged property.

PROPERTY MANAGEMENT. The mortgaged property is managed by Maguire
Properties-Solana Services, L.P., a Texas limited partnership and a borrower affiliate. The Maguire management team has experience in all aspects of real estate, marketing, leasing, acquisition, development and finance. The Maguire senior management team has an average of twenty-two years of experience in the commercial real estate industry.

------------------------------------------------------------------------------------------------------------------------------------
                                                     LEASE ROLLOVER SCHEDULE

             NUMBER OF                                         % OF BASE    CUMULATIVE   CUMULATIVE %   CUMULATIVE     CUMULATIVE %
              LEASES     SQUARE FEET    % OF GLA   BASE RENT     RENT      SQUARE FEET      OF GLA      BASE RENT     OF BASE RENT
   YEAR      EXPIRING     EXPIRING      EXPIRING   EXPIRING    EXPIRING      EXPIRING      EXPIRING      EXPIRING       EXPIRING
------------------------------------------------------------------------------------------------------------------------------------

VACANT          15           98,411        5.4%           NAP    NAP           98,411         5.4%          NAP             NAP
2007 & MTM       3            3,915        0.2        $91,964      0.3%       102,326         5.6%         $91,964         0.3%
2008             9          293,772       16.0      6,728,589     22.3        396,098        21.6%       $6,820,553        22.6%
2009             5            7,053        0.4        127,642      0.4        403,151        21.9%       $6,948,195        23.0%
2010            11          166,725        9.1      3,933,310     13.0        569,876        31.0%      $10,881,505        36.0%
2011            10          435,802       23.7      7,355,939     24.3      1,005,678        54.7%      $18,237,444        60.3%
2012             1            3,923        0.2         88,268      0.3      1,009,601        55.0%      $18,325,712        60.6%
2013             8           87,512        4.8      1,775,780      5.9      1,097,113        59.7%      $20,101,492        66.5%
2014             2            5,619        0.3        111,753      0.4      1,102,732        60.0%      $20,213,245        66.9%
2015             0                0        0.0              0      0.0      1,102,732        60.0%      $20,213,245        66.9%
2016             1                1        0.0          6,000      0.0      1,102,733        60.0%      $20,219,245        66.9%
AFTER           28          734,242       40.0     10,003,189     33.1      1,836,975       100.0%      $30,222,434       100.0%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:          93        1,836,975(1)   100.0%   $30,222,434    100.0%
------------------------------------------------------------------------------------------------------------------------------------

(1)   Square footage does not include the 198-room Solana Marriott Hotel and the approximately 38,000 square foot health club.

                                    70 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                                     SOLANA
--------------------------------------------------------------------------------

                                [PHOTO OF SOLANA]

                                    71 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                                     SOLANA
--------------------------------------------------------------------------------

                                 [MAP OF SOLANA]

                                    72 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    73 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                               COLONY VI PORTFOLIO
--------------------------------------------------------------------------------

                         [PHOTO OF COLONY VI PORTFOLIO]

                                    74 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                               COLONY VI PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:         $138,270,000
CUT-OFF DATE PRINCIPAL BALANCE:     $138,270,000
% OF POOL BY IPB:                   2.6%
% OF GROUP S:                       7.9%
LOAN SELLER:                        JPMorgan Chase Bank, N.A.
BORROWER:                           CRP-2 Holdings CC, L.P.; CRP-2
                                    Holdings Tall Oaks, LLC
SPONSOR:                            Colony Realty Partners II, L.P.
ORIGINATION DATE:                   03/08/07
INTEREST RATE:                      5.46600%
INTEREST-ONLY PERIOD(1):            Various
MATURITY DATE(1):                   Various
AMORTIZATION TYPE:                  Interest-only
ORIGINAL AMORTIZATION:              N/A
REMAINING AMORTIZATION:             N/A
CALL PROTECTION(1):                 Various
CROSS-COLLATERALIZATION:            Yes
LOCK BOX:                           Cash Management Agreement
ADDITIONAL DEBT:                    Yes
ADDITIONAL DEBT TYPE(2,3):          Permitted Mezzanine Loan,
                                    Permitted Pari Passu Loan
LOAN PURPOSE:                       Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                                    INITIAL          MONTHLY
                                                     ---------------------------
TAXES:                                                 $0                  $0
INSURANCE:                                             $0                  $0
CAPEX:                                                 $0                  $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:             Portfolio
TITLE:                              Fee
PROPERTY TYPE:                      Various
SQUARE FOOTAGE/UNITS:               2,075,221/240
LOCATION:                           Various
YEAR BUILT/RENOVATED:               Various
OCCUPANCY:                          96.2%
OCCUPANCY DATE:                     Various
NUMBER OF TENANTS:                  74
HISTORICAL NOI:
  2005:                             $11,879,014
  2006:                             $11,836,172
UW REVENUES:                        $22,516,746
UW EXPENSES:                        $8,070,590
UW NOI:                             $14,446,158
UW NET CASH FLOW:                   $13,208,099
APPRAISED VALUE:                    $230,450,000
APPRAISAL DATE:                     Various
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:               $67
CUT-OFF DATE LTV:                   60.0%
MATURITY DATE LTV:                  60.0%
UW IO DSCR:                         1.72x
UW DSCR:                            1.72x
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                  TENANT SUMMARY

                                             RATINGS                                              LEASE EXPIRATION
TENANT NAME                               MOODY'S/FITCH(4)  TOTAL SF   % OF GLA   BASE RENT PSF         YEAR
------------------------------------------------------------------------------------------------------------------

PROMOTION PRODUCTS, INC.                                     206,394    9.95%         $4.85             2014
TMSI                                                         175,272    8.45%         $4.56             2013
EASTERN BAG & PAPER                                          153,641    7.40%         $4.87             2012
LENNAR CORPORATION(5)                    Baa2/BBB+          113,351    5.46%        $22.90             2010(6)
SPARKS EXHIBITS & ENVIRONMENTS, INC.(7)                      106,426    5.13%         $2.43             2007
------------------------------------------------------------------------------------------------------------------

(1)   Please see the summary of loan terms for a complete description of the loan terms. The loan consists of three notes in staggered duration expiring from five to seven years governed by one loan agreement.

(2)   The borrower has a one time right to obtain mezzanine debt up to 60% of
      LTV upon satisfaction of certain terms and conditions including, but not limited to: (i) no mortgage loan event of default has occurred and is continuing, (ii) the LTV of the properties subject to the lien of the mortgage is less than 60% at the time the mezzanine loan is advanced, and
      (iii) the DSCR of the properties subject to the lien of the mortgage is less than 1.72x.

(3)   The borrower has a one time right to obtain pari passu debt up to 60% of
      LTV upon satisfaction of certain terms and conditions including, but not limited to: (i) no mortgage loan event of default has occurred and is continuing, (ii) the LTV of the properties subject to the lien of the mortgage is less than 60% at the time the mezzanine loan is advanced, and
      (iii) the DSCR of the properties subject to the lien of the mortgage is less than 1.72x.

(4)   Ratings provided are for the parent company of the entity listed in the
      "Tenant Name" field whether or not the parent company guarantees the lease.

(5)   Lennar Corporation is also subleasing approximately 20,052 square feet from Ingersoll at a rate of $21.54 per square foot. Additionally, Lennar
      Homes, an affiliate of Lennar Corporation, leases approximately 17,707 square feet at the mortgaged property.

(6)   Approximately 5,466 square feet expires in 2013.

(7)   Through June 2007, the tenant is currently occupying approximately 8,350 square feet of space for free, but if such tenant renews its lease it will be bumped up to market rates.

                                    75 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                               COLONY VI PORTFOLIO
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                        PROPERTY SUMMARY

                                                 YEAR BUILT/                                                               % OF
                                                    YEAR        SQUARE                                                   PROPERTY
PROPERTY NAME                   LOCATION          RENOVATED   FEET/UNITS  OCCUPANCY  LEAD TENANT                           GLA
---------------------------------------------------------------------------------------------------------------------------------

LENNAR CORPORATE CENTER         Miami, FL         1982/1993    283,196      97.1%    Lennar Corporation                   13.66%
PACIFICA TRENTON                Diamond Bar, CA     2002       134,858      96.6%    Administaff Client Services, L.P.     6.50%
7701 SOUTHERN DRIVE(1)          Springfield, VA     1980       251,178     100.0%    Coca-Cola Enterprises Inc            12.10%
AMLI ON THE PARKWAY             Dallas, TX          1998           240      90.8%    N/A(2)                               N/A(2)
WOODLANDS AT RIVERSIDE          Austell, GA       1991/2004    528,856      89.6%    Comac, Inc.                          25.51%
FOSTER ROAD                     Portland, OR        1999       267,914     100.0%    Promotion Products, Inc.             12.92%
TABLE MOUNTAIN                  Golden, CO          1997       261,825     100.0%    TMSI                                 12.54%
TALL OAKS                       Reston, VA        1974/2004     71,953      89.9%    Giant Food                            3.47%
BOSTON INDUSTRIAL -- TEWKSBURY  Tewksbury, MA       1987       153,641     100.0%    Eastern Bag & Paper                   7.41%
BOSTON INDUSTRIAL -- HOPKINTON  Hopkinton, MA       1991        70,600     100.0%    Barry Wright Corporation              3.40%
BOSTON INDUSTRIAL -- AUBURN     Auburn, MA          1973        51,200      93.8%    Harrell's Turf Special                2.47%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                                                     96.2%
---------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                       SUMMARY OF LOAN TERMS

LOAN                            INTEREST RATE  AMORTIZATION TYPE  TERM(3)  MATURITY DATE   CALL PROTECTION    ALLOCATED LOAN AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------

FOSTER ROAD                       5.46600%       Interest-only      60       04/01/12     L(23),Def(33),O(4)       $11,250,000
TABLE MOUNTAIN                    5.46600%       Interest-only      60       04/01/12     L(23),Def(33),O(4)         9,240,000
BOSTON INDUSTRIAL -- HOPKINTON    5.46600%       Interest-only      60       04/01/12     L(23),Def(33),O(4)         3,120,000
-----------------------------------------------------------------------------------------------------------------------------------
LENNAR CORPORATE CENTER           5.46600%       Interest-only      72       04/01/13     L(23),Def(45),O(4)        33,600,000
7701 SOUTHERN DRIVE               5.46600%       Interest-only      72       04/01/13     L(23),Def(45),O(4)        17,400,000
AMLI ON THE PARKWAY               5.46600%       Interest-only      72       04/01/13     L(23),Def(45),O(4)        13,500,000
WOODLANDS AT RIVERSIDE            5.46600%       Interest-only      72       04/01/13     L(23),Def(45),O(4)        12,360,000
BOSTON INDUSTRIAL -- AUBURN       5.46600%       Interest-only      72       04/01/13     L(23),Def(45),O(4)         2,280,000
-----------------------------------------------------------------------------------------------------------------------------------
PACIFICA TRENTON                  5.46600%       Interest-only      84       04/01/14     L(23),Def(57),O(4)        22,800,000
TALL OAKS                         5.46600%       Interest-only      84       04/01/14     L(23),Def(57),O(4)         6,660,000
BOSTON INDUSTRIAL -- TEWKSBURY    5.46600%       Interest-only      84       04/01/14     L(23),Def(57),O(4)         6,060,000
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                                                                                           $138,270,000
-----------------------------------------------------------------------------------------------------------------------------------

(1)   One tenant at the mortgaged property, GSC Services, LLC, has an early termination option beginning July 1, 2007 with a six-month notice requirement.

(2)   The AMLI on the Parkway mortgaged property is a multifamily property and has 240 units on the premises.

(3)   The Colony VI Portfolio loan consists of three notes (maturing in 5, 6 and
      7 years, respectively), evidenced by one loan agreement.

                                    76 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                               COLONY VI PORTFOLIO
--------------------------------------------------------------------------------

THE LOAN. The Colony VI Portfolio is secured by a fee interest in seven industrial properties, two office properties, one multifamily property and one retail property. The mortgaged properties are located in Florida, California,
Virginia, Texas, Georgia, Oregon, Colorado, Virginia and Massachusetts. The
Colony VI Portfolio loan is governed by a single loan agreement which represents eleven properties and twenty-five buildings. Each of the mortgaged properties collateralizes one of three notes with varying maturity dates.

THE BORROWER. The borrowing entities, CRP-2 Holdings CC, L.P. and CRP-2 Holdings
Tall Oaks, LLC (collectively, the "borrower") are controlled by Colony Realty
Partners II, L.P. ("Colony Realty"). Colony Realty is an investment vehicle focused on real estate investment in the United States. The key principal,
Colony Capital, has investments in assets with a value of $19 billion and has been in operation since 1991. Colony manages several other real estate funds.

PARTIAL RELEASE. Provided no event of default exists under the related loan documents, after the defeasance lockout date, the Colony VI Portfolio loan permits the release of one or more of the mortgaged properties as part of a partial defeasance by means of a partial release upon the satisfaction of certain terms and conditions, including but not limited to: (i) the payment of
105% of the allocated loan amount of such portions to be released, (ii) the satisfaction of certain debt service coverage ratio tests with respect to the mortgaged properties remaining after execution of the partial defeasance and
(iii) the DSCR, as of the date immediately after to the release of the individual property, for the properties then remaining subject to the lien of the mortgage will be equal to or greater than the greater of (i) 1.72x and (ii)
the DSCR for all of the then remaining properties as of the date immediately preceding the release of the individual property.

SUBSTITUTION. The borrower may obtain a release of an individual mortgaged property by substituting another property of similar quality or a letter of credit with a face amount of 105% of the allocated loan amount of the substituted property as collateral during the term of the mortgage loan, subject to certain conditions, including but not limited to: (i) no event of default exists; (ii) the aggregate appraised value of all mortgaged properties to be released plus the face amount of any outstanding letters of credit, will not exceed 50% of the original value of the mortgaged properties; (iii) any substitution representing greater than 35% of the aggregate appraised value shall receive confirmation from the rating agencies that such substitution will not result in a downgrade or withdrawal of the rating of the underlying securities; (iv) the fair market value of the substitute property is not less than 100% of the fair market value of the mortgaged property being released; and
(v) the satisfaction of certain debt service coverage tests.

THE PROPERTIES. The Colony VI Portfolio consists of seven industrial properties
(comprising approximately 1,585,214 square feet), two office properties
(comprising approximately 418,054 square feet), one multifamily property
(containing 240 units) and one retail property (comprising approximately 71,953 square feet). The mortgaged properties have an average occupancy of approximately 96.2% and average rents per square foot ranging from $2.57 to
$7.07 for the industrial properties, $21.54 to $25.46 for the office properties and $0.92 to $1.15 for the multifamily property.

LENNAR CORPORATE CENTER

The Lennar Corporate Center consists of a four-story Class "B" suburban office building, which contains approximately 283,196 square feet, situated on an approximately 16.41 acre site located in downtown Miami, Florida. The building was constructed in 1982 and renovated in 1993 and is 40.0% occupied by Lennar
Corporation ("Lennar"), who is paying an average rent of $22.90 per square foot on a lease that matures in January 2010. Lennar engages in homebuilding and financial services business in the United States. Additionally, this mortgaged property serves as Lennar's national headquarters.

PACIFICA TRENTON

The Pacifica Trenton mortgaged property consists of a Class "A" three-story, suburban office building containing approximately 134,858 square feet, located in Diamond Bar, California. The building was constructed in 2002 and is 96.6%
occupied by nine tenants paying an average rent of $25.46 per square foot. The building is situated on an approximately 4.63 acre site and is situated just south of the Pomona Freeway and Highway 57 interchange in Diamond Bar.

The largest tenant, Administaff Client Services, L.P. (approximately 45,170 square feet, 33.5% of net rentable area and lease which matures in February
2012), is a professional employer organization with 5,000 client companies,
100,000 worksite employees and 1,500 corporate employees at year-end 2006.
Administaff Client Services, L.P. is a subsidiary of the parent company,
Administraff, Inc., which is listed on the NY Stock Exchange under the ticker symbol "ASF".

7701 SOUTHERN DRIVE

The 7701 Southern Drive mortgaged property consists of an industrial warehouse building containing approximately 251,178 square feet, located in Springfield,
Virginia. The building was constructed in 1980 and is 100.0% occupied by five tenants paying an average rent of $7.07 per square foot triple net. The largest tenant in the building is Coca-Cola Enterprises Inc., which does much of the bottling and distribution of Coca-Cola products, which occupies approximately
79,957 square feet and pays approximately $7.80 per square foot. The Coca-Cola
Enterprises Inc. lease was recently signed and extends through November 2011 with one, five-year renewal option.

WOODLANDS AT RIVERSIDE

The Woodlands at Riverside mortgaged property is an industrial property located in Austell, Georgia comprised of approximately 528,856 square feet of space. The mortgaged property consists of four buildings and each building was built in
1991. The mortgaged property is approximately 89.6% occupied by 11 tenants paying an average rent of $2.57 per square foot. The mortgaged property is approximately 15 miles west of the Atlanta central business district and is situated on approximately 27.41 acres of land.

                                    77 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                               COLONY VI PORTFOLIO
--------------------------------------------------------------------------------

AMLI ON THE PARKWAY

The AMLI on the Parkway mortgaged property is a 240-unit, "Class A" multifamily complex located in Dallas, Texas. The mortgaged property was built in 1998 and is comprised of eleven, three-story buildings situated on approximately 10 acres of land. Property amenities include a swimming pool, fitness center, executive business conference center and a car care center. As of February 2007, the mortgaged property was both 90.8% leased and occupied.

FOSTER ROAD

The Foster Road mortgaged property consists of an industrial property building containing approximately 267,914 square feet, located in Portland, Oregon. The building was constructed in 1999 and is 100.0% occupied by four tenants who are paying an average rent of $4.87 per square foot. The building is 77.0% leased to
Promotion Products, Inc. ("PPI"), who specializes in the design and fabrication of custom corporate, interpretive and architectural projects. PPI's has two leases expiring (one in June 2009 and the other in July 2014). The mortgaged property is situated on approximately 16.16 acres and is located approximately
10 miles from the Portland central business district.

TABLE MOUNTAIN

The Table Mountain mortgaged property consists of an industrial property containing approximately 261,825 square feet, located in Golden, Colorado. The building was constructed in 1997 and is 100.0% occupied by two tenants, TMSI and the Ball Metal Corporation. The mortgaged property is 66.9% leased to TMSI, which manages logistics for Coors Brewery and has also recently taken over the logistics management of the Ball Corporation account. The TMSI lease expires in
August 2013 and the rent is approximately $4.54 per square foot. The mortgaged property is located approximately 15 miles west of downtown Denver.

TALL OAKS

The Tall Oaks mortgaged property is a Class "B" anchored, retail center located in Reston, Virginia. The mortgaged property consists of approximately 71,953 square feet and was constructed in 1974 and fully renovated in 2004. The mortgaged property is 89.9% occupied and is 89.9% leased to 14 tenants.
Significant tenants at the mortgaged property include Giant Food (approximately
38,763 square feet, expiring in October 2009 and paying an average rent of $4.10 per square foot), El Manantial Restaurant (approximately 4,720 square feet, expiring in October 2009 and paying an average rent of $23.68 per square foot)
and Burger King (approximately 3,300 square feet, expiring in December 2008 and paying an average rent of $19.00 per square foot).

BOSTON INDUSTRIAL -- TEWKSBURY

The Boston Industrial -- Tewksbury mortgaged property consists of an industrial warehouse property containing approximately 153,641 square feet, located in
Tewksbury, Massachusetts. The building was constructed in 1987 and is 100.0%
occupied by Eastern Bag & Paper Company. The Eastern Bag & Paper Company lease expires in September 2012 with a rent of approximately $4.87 per square foot.
The tenant has one, three-year extension option available. The mortgaged property is located northwest of Boston, approximately 30 miles outside the downtown area.

BOSTON INDUSTRIAL -- HOPKINTON

The Boston Industrial - Hopkinton mortgaged property consists of an industrial warehouse property containing approximately 70,600 square feet, located in
Hopkinton, Massachusetts. The building was constructed in 1991 and is situated on approximately 20.9 acres. The mortgaged property is 100.0% occupied by Barry
Wright Corporation. Under two separate leases, The Barry Wright Corporation leases expire in April 2016 (57.5% of net rentable area) and October 2008 (42.5%
of net rentable area) with an average rent of approximately $5.18 per square foot. The mortgaged property is located approximately 30 miles west of Boston.

BOSTON INDUSTRIAL -- AUBURN

The Boston Industrial -- Auburn mortgaged property consists of an industrial warehouse property containing approximately 51,200 square feet, located in
Auburn, Massachusetts. The building was constructed in 1973 and is situated on approximately 6 acres. The mortgaged property is approximately 93.8% occupied by two tenants, Harrell's Turf Special and ABC Supply Company, Inc. paying an average rent of $5.39 per square foot. The mortgaged property is located approximately 45 miles west of Boston.

THE MARKETS(1).

The Colony VI Portfolio contains 11 individual properties (32 buildings) located within nine regional markets. Two office properties are concentrated within the
Miami, Florida and Diamond Bar, California markets, and the remaining nine properties are located within seven other markets spread across seven states.
Each property and its respective market are summarized in the table below.

(1)   Certain information was obtained from the appraisals relating to the
      Lennar Corporate Center, the Pacifica Trenton, the 7701 Southern Drive,
      the AMLI on the Parkway, the Woodlands at Riverside, the Foster Road, the
      Table Moutain, the Tall Oaks, the Boston Industrial -- Tewksbury, the
      Boston Industrial -- Hopkinton and the Boston Industrial -- Auburn
      appraisals mortgaged properties between September 25, 2006 and January 22,
      2007. These appraisals rely upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisals.

                                    78 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                               COLONY VI PORTFOLIO
--------------------------------------------------------------------------------

MIAMI, FLORIDA METROPOLITAN STATISTICAL AREA

One of the portfolio assets, the Lennar Corporate Center mortgaged property, comprising approximately 283,196 square feet, or approximately 13.6% of the net rentable area, is located in the Miami-Dade metropolitan statistical area. The
Miami-Dade office market consists of approximately 486 buildings with approximately 40.3 million square feet. Miami-Dade's vacancy rate was down from approximately 12.7% in the 3rd quarter of 2005 to the current 8.2%. During the past year, only approximately 45,000 square feet of new space has been added to the overall office market in Miami-Dade, while approximately 723,000 square feet were absorbed.

DIAMOND BAR, CALIFORNIA METROPOLITAN STATISTICAL AREA

One of the portfolio assets, the Pacifica Trenton mortgaged property, comprising approximately 134,858 square feet, or approximately 6.5% of the net rentable area is located in the Diamond Bar metropolitan statistical area. The Diamond
Bar metropolitan statistical area is a submarket of the San Gabriel Valley within Los Angeles County. The Pacifica Trenton submarket is characterized by a
1.3% vacancy rate and a $2.36 rental rate.

------------------------------------------------------------------------------------------------
                                       MARKET SUMMARY(1)

                                                       OCCUPANCY              RENT (PSF)
                                                   -----------------   -------------------------
PROPERTY NAME                       LOCATION       PROPERTY   MARKET   PROPERTY       MARKET
------------------------------------------------------------------------------------------------

LENNAR CORPORATE CENTER          Miami, FL            97.1%    89.6%    $21.54(2)     $23.49
PACIFICA TRENTON                 Diamond Bar, CA      96.6%    98.7%    $25.46        $2.36
7701 SOUTHERN DRIVE              Springfield, VA     100.0%    89.7%    $ 7.07        $8.50
AMLI ON THE PARKWAY              Dallas, TX           90.8%    95.6%    $ 1.05        $0.90
WOODLANDS AT RIVERSIDE           Austell, GA          89.6%    86.1%    $ 2.57        $2.89
FOSTER ROAD                      Portland, OR        100.0%    93.0%    $ 4.87        $0.34
TABLE MOUNTAIN                   Golden, CO          100.0%    93.3%    $ 4.54        $5.30
TALL OAKS                        Reston, VA           89.9%    98.5%    $10.27        $27.65
BOSTON INDUSTRIAL TEWKSBURY      Tewksbury, MA       100.0%    93.5%    $ 4.87    $4.00 -- $6.50
BOSTON INDUSTRIAL -- HOPKINTON   Hopkinton, MA       100.0%    92.6%    $ 5.18        $6.41
BOSTON INDUSTRIAL -- AUBURN      Auburn, MA           93.8%    86.1%    $ 5.39        $5.45
------------------------------------------------------------------------------------------------

(1)   Certain information was obtained from the appraisals relating to the
      Lennar Corporate Center, the Pacifica Trenton, the 7701 Southern Drive,
      the AMLI on the Parkway, the Woodlands at Riverside, the Foster Road, the
      Table Moutain, the Tall Oaks, the Boston Industrial -- Tewksbury, the
      Boston Industrial -- Hopkinton and the Boston Industrial -- Auburn
      appraisals mortgaged properties between September 25, 2006 and January 22,
      2007. These appraisals rely upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisals.

(2)   There are three cell phone tower leases in place at the mortgaged property, and in 2006 such leases generated $71,281 of revenue that was not included in the rent per square feet calculation.

                                    79 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                              COLONY VI PORTFOLIO
--------------------------------------------------------------------------------

PROPERTY MANAGEMENT. The properties are managed by seven separate management companies. Each management company has experience in the management, operation and acquisition of commercial real estate assets. Each manager and the properties it manages are outlined below.

ATLANTIC REALTY COMPANIES ("ARC") -- The 7701 Southern Drive mortgaged property and the Tall Oaks mortgaged property are managed by ARC. ARC has been a manager of commercial real estate in the Washington, D.C. region since 1992, and currently has approximately 4.0 million square feet under management.

CB RICHARD ELLIS ("CBRE") -- The Foster Road, the Boston Industrial --
Tewksbury, the Boston Industrial -- Hopkinton and Boston Industrial -- Auburn
mortgaged properties are managed by CB Richard Ellis. CBRE is the world's largest full service real estate company, offering brokerage, appraisal, management and other services in 58 countries worldwide. CBRE manages a real estate portfolio consisting of over 1.06 billion square feet in major metropolitan areas globally.

CHARLES DUNN COMPANY ("Charles Dunn") -- The Pacifica Trenton mortgaged property is managed by Charles Dunn Company. Charles Dunn is one of the largest full-service real estate firms in the Western United States. Headquartered in
Los Angeles, Charles Dunn currently manages over 24 million square feet of office, industrial, retail, residential and mixed-use properties.

LARAMAR MANAGEMENT SERVICES, LLC ("Laramar") -- The AMLI on the Parkway
mortgaged property is managed by Laramar. Laramar has been in the apartment management business for over 15 years and manages a national portfolio of approximately 20,000 units ranging from Class "A" to Class "C" level assets, including garden, mid-rise and high-rise communities.

CONTINENTAL REAL ESTATE COMPANIES -- COMMERCIAL PROPERTIES CORP. ("Continental")
-- The Lennar Corporate Center is managed by Continental. Continental is a comprehensive, full-service, national retail developer providing a complete spectrum of services to fit the needs of unique retail projects throughout the
United States. In addition, Continental has over 15 years of experience and over nine million square feet under management.

LINCOLN PROPERTY COMPANY COMMERCIAL, INC. ("Lincoln") -- The Table Mountain
mortgaged property is managed by Lincoln. Lincoln was founded in 1965 as a developer and manager of high-quality residential communities and currently employs thousands of people who serve a growing client base that reaches coast-to-coast, as well as into Mexico and Europe.

SEEFRIED INDUSTRIAL PROPERTIES, INC. ("Seefried") -- The Woodlands at Riverside
mortgaged property is managed by Seefried. Seefried specializes in developing and managing business parks. Seefried leases and manages approximately 11 million square feet for its foreign and institutional clients and is currently developing in excess of 3.5 million square feet of industrial product.

                                    80 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                               COLONY VI PORTFOLIO
--------------------------------------------------------------------------------

                          [MAP OF COLONY VI PORTFOLIO]

                                    81 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                          CENTRO HERITAGE PORTFOLIO V
--------------------------------------------------------------------------------

                     [PHOTO OF CENTRO HERITAGE PORTFOLIO V]

                                    82 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                           CENTRO HERITAGE PORTFOLIO V
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:         $129,235,662
CUT-OFF DATE PRINCIPAL BALANCE:     $129,235,662
SHADOW RATING (MOODY'S/FITCH):      Baa3/BBB-
% OF POOL BY IPB:                   2.4%
% OF GROUP S:                       7.4%
LOAN SELLER:                        JPMorgan Chase Bank, N.A.
BORROWER:                           Centro Heritage SPE 5 LLC et al.
SPONSOR:                            Centro Watt America REIT, Inc.
ORIGINATION DATE:                   10/05/06
INTEREST RATE:                      5.38700%
INTEREST-ONLY PERIOD:               84 months
MATURITY DATE:                      11/01/13
AMORTIZATION TYPE:                  Interest-only
ORIGINAL AMORTIZATION:              N/A
REMAINING AMORTIZATION:             N/A
CALL PROTECTION:                    L(24),Def(52),O(4)
CROSS-COLLATERALIZATION:            No
LOCK BOX:                           Cash Management Agreement
ADDITIONAL DEBT:                    No
ADDITIONAL DEBT TYPE(1,2):          Permitted Mezzanine Loan or
                                    Permitted Pari Passu Loan
LOAN PURPOSE:                       Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                                     INITIAL       MONTHLY
                                                      --------------------------
TAXES(3):                                             $0            Springing
INSURANCE(3):                                         $0            Springing
CAPEX(4):                                             $0            Springing
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:             Portfolio
TITLE:                              Fee
PROPERTY TYPE:                      Retail
SQUARE FOOTAGE:                     2,263,247
LOCATION:                           Various
YEAR BUILT/RENOVATED:               Various/Various
OCCUPANCY:                          91.1%
OCCUPANCY DATE:                     01/01/07
NUMBER OF TENANTS:                  288
HISTORICAL NOI:
   2004:                            $16,677,481
   2005:                            $18,709,578
   TTM AS OF VARIOUS:               $19,436,798
UW REVENUES:                        $25,155,670
UW EXPENSES:                        $6,538,745
UW NOI:                             $18,616,924
UW NET CASH FLOW:                   $16,713,495
APPRAISED VALUE:                    $239,875,000
APPRAISAL DATE:                     Various
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:               $57
CUT-OFF DATE LTV:                   53.9%
MATURITY DATE LTV:                  53.9%
UW IO DSCR:                         2.37x
UW DSCR:                            2.37x
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                      TENANT SUMMARY

                                          RATINGS                                  BASE RENT               LEASE EXPIRATION
TENANT NAME                           MOODY'S/FITCH(5)  TOTAL SF   % OF TOTAL SF      PSF      SALES PSF         YEAR
---------------------------------------------------------------------------------------------------------------------------

RAINBOW FOODS (2 LOCATIONS)                             125,546        5.5%          $8.00       $280         2012, 2013
KROGER (2 LOCATIONS)                     Baa2/BBB        98,764        4.4%          $5.60       $360         2013, 2022
KOHL'S                                     A3/A          90,027        4.0%          $3.12       $221            2009
KMART                                                    83,552        3.7%          $3.37       $131            2011
PAY LESS SUPER MARKETS                                   66,063        2.9%          $5.97       $249            2017
CUB FOODS                                  B1/B+         62,000        2.7%          $8.00        NAV            2008
HANCOCK FABRICS, INC. (4 LOCATIONS)                      60,900        2.7%          $7.12       $ 79      2009, 2015, 2016
HY-VEE                                                   59,682        2.6%          $6.88       $569            2012
T.J. MAXX (2 LOCATIONS)                     A3           58,000        2.6%          $7.89        NAV         2010, 2014
---------------------------------------------------------------------------------------------------------------------------

(1)   Future mezzanine debt is permitted subject to certain conditions including, but not limited to: (i) the loan-to-value ratio ("LTV") for the properties subject to the mortgage must not exceed 65%, (ii) the debt service coverage ratio ("DSCR") for the properties subject to the mortgage must be equal to or greater than 2.40x, and (iii) the permitted mezzanine loan must be issued by an approved institutional lender.

(2)   Future secured debt is permitted on a one time basis in the form of a parri passu loan subject to certain conditions including, but not limited to: (i) the LTV for the properties subject to the mortgage does not exceed
      52%, (ii) the DSCR for the properties subject to the mortgage must be greater than or equal to 2.40x, (iii) the borrower has provided the mortgagee with confirmation from the rating agencies that the proposed issuance of additional debt will not result in a re-qualification, reduction, or withdrawal of the then current ratings assigned to the certificates, (iv) the term of the additional debt must be coterminous with the loan and (v) the additional secured debt must be issued by an approved lender.

(3)   Upon the occurrence and during the continuance of an event of default, the borrower is required to pay the mortgagee 1/12th of the taxes and insurance premiums that the mortgagee estimates will be payable within the following 12 month period. In lieu of making the forgoing payments each year the borrower may elect to deliver a letter of credit to the mortgagee from an approved financial institution in an amount that would be sufficient to make such payments for the following 12 months.

(4)   Upon the occurrence of and during the continuance of a "Trigger Period"
      the borrower is required to pay the mortgagee the sum of $50,541 on each payment date as replacement reserves for capital improvements and repairs to the properties. In lieu of making the foregoing payments each year the borrower may elect to deliver a letter of credit to the mortgagee from an approved financial institution in an amount that would be sufficient to make such payments for the following 12 months.

(5)   Ratings are provided for the parent company of the entity listed in the
      "Tenant Name" field whether or not the parent guarantees the lease.

                                    83 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                           CENTRO HERITAGE PORTFOLIO V
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                     PROPERTY SUMMARY

                                                  YEAR BUILT/
                                                     YEAR        SQUARE
PROPERTY NAME                    LOCATION          RENOVATED      FEET      OCCUPANCY %
------------------------------------------------------------------------------------------

SPEEDWAY SUPERSTORE        Speedway, IN            1960/1998      564,279     84.6%
HIGH POINT CENTRE          Lombard, IL               1992         239,892     94.7%
FAIRVIEW CORNERS           Simpsonville, SC          2004         131,002     99.1%
PLAINVIEW VILLAGE CENTER   Louisville, KY            1977         164,367     91.4%
BURNING TREE PLAZA         Duluth, MN                1987         182,969     93.4%
MERIDIAN VILLAGE           Carmel, IN                1990         130,774     93.8%
SAGAMORE PARK CENTRE       West Lafayette, IN        1982         118,436     89.6%
TERRACE MALL               Robbinsdale, MN         1979/1992      135,031     86.4%
ROSEVILLE CENTER           Roseville, MN           1950/2000       76,894     98.2%
LIBERTY CORNERS            Liberty, MO             1987/1996      124,858     83.9%
CENTRAL VALUE CENTER       Columbia Heights, MN    1961/1984      126,665     95.6%
TWIN OAKS CENTRE           Silvis, IL                1991          98.197     97.2%
FOX RIVER PLAZA            Burlington, WI            1987         169,883     96.3%
------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                                         2,263,247     91.1%
------------------------------------------------------------------------------------------

---------------------------------------------------------------------------

                                                       % OF     ALLOCATED
PROPERTY NAME              LEAD TENANT (SALES PSF)      GLA    LOAN BALANCE
---------------------------------------------------------------------------

SPEEDWAY SUPERSTORE        Kohl's ($215)               16.0%   $ 29,150,000
HIGH POINT CENTRE          Cub Foods (N/A)             25.8%     16,870,000
FAIRVIEW CORNERS           Ross Dress for Less (N/A)   22.9%     12,400,000
PLAINVIEW VILLAGE CENTER   Kroger ($506)               23.9%     10,080,000
BURNING TREE PLAZA         Best Buy (N/A)              25.3%     11,480,000
MERIDIAN VILLAGE           O'Malia's ($154)            30.6%      8,380,000
SAGAMORE PARK CENTRE       Payless Supermarket ($473)  55.8%      6,850,000
TERRACE MALL               Rainbow Foods ($277)        43.9%      6,815,662
ROSEVILLE CENTER           Hancock Fabrics ($67)       15.6%      6,090,000
LIBERTY CORNERS            Price Chopper ($448)        44.9%      5,740,000
CENTRAL VALUE CENTER       Rainbow Foods ($280)        52.4%      5,200,000
TWIN OAKS CENTRE           Hy-Vee ($572)               60.8%      5,180,000
FOX RIVER PLAZA            Kmart ($113)                49.2%      5,000,000
---------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                                        $129,235,662
---------------------------------------------------------------------------

THE LOAN. The Centro Heritage Portfolio V mortgage loan is secured by a first lien mortgage in a fee interest in twelve anchored retail centers and one unanchored retail center consisting of approximately 2,263,247 square feet located in Indiana, Minnesota, Illinois, Wisconsin, South Carolina, Kentucky and
Missouri.

THE BORROWER. The borrower is Centro Heritage 5 LLC, Centro Bradley SPE 5, LLC,
and Centro Bradley Fairview Corners, each a single purpose entity.

THE SPONSOR: The sponsor for the Centro Heritage V Portfolio is Centro Watt
America REIT, Inc ("Centro"), an Australian retail property investment, development and funds management services organization. Centro is a joint-venture between Centro Properties Group (ASX:"CNP") for Melbourne
Australia and Watt Commercial Properties, a privately held real estate company based in Santa Monica, California Centro Properties Group is a retail investment organization specializing in the ownership, management and development of retail shopping centers across Australia, New Zealand, and the United States. With funds under management exceeding AUS$15.8 billion Centro continues to be one of the largest managers of commercial real estate in the United States. With more than 40 years of experience, the company's core services include: property management, leasing, asset management, acquisition, and development for all types of commercial real estate. Watt Commercial Properties provides a spectrum of real estate services to investors of retail, multi-family, industrial, and office properties.

PARTIAL RELEASE. Provided that no event of default exists, after the defeasance lockout date, individual Centro Heritage Portfolio V properties may be released from the lien of the mortgage as part of a partial defeasance subject to the satisfaction of certain conditions, including, but not limited to; (i) the principal balance of the defeased note must equal or exceed 110% of the allocated loan amount of the individual property to be released, and (ii) the debt service coverage ratio ("DSCR") as of the date immediately subsequent to the release of the individual property for the individual properties then remaining subject to the lien of the mortgage must be equal to or greater than the greater of (a) 2.40x and (b) of the Centro Heritage Portfolio V loan the
DSCR for individual properties subject to the mortgage (including the individual property to be released) as of the date immediately preceding the release of the individual property.

SUBSTITUTION. The borrower is permitted to substitute individual Centro Heritage
Portfolio V properties (no more than three properties per year) as collateral during the term of the of the Centro Heritage Portfolio V loan subject to certain conditions including, but not limited to; (i) the aggregate appraised value of all of the substituted properties must not exceed 35% of the value of the original properties based on third party appraisals and (ii) the fair market value of the substitute property must not be less than 100% of the greater of
(a) the fair market value of the substituted property as of the origination date or (b) the fair market value of the substituted property as of the date of substitution.

                                    84 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                           CENTRO HERITAGE PORTFOLIO V
--------------------------------------------------------------------------------

THE PROPERTIES. The Centro Heritage Portfolio V consists of 13 retail centers totaling approximately 2,263,247 square feet located in Indiana, Minnesota,
Illinois, Wisconsin, South Carolina, Kentucky and Missouri. The portfolio is leased to approximately 288 local, regional and national tenants, including anchor tenants such as Rainbow Foods, Kroger, Kohl's, Kmart, Pay Less Super
Markets, Cub Foods, Hancock Fabrics, Hy-Vee, T.J. Maxx, Price Chopper, Pick N'
Save and Best Buy. These anchor tenants occupy approximately 860,450 square feet or 38.0% of the portfolios rentable area.

THE MARKETS(1). The Centro Heritage Portfolio V contains 13 individual properties located in six regional markets. Four properties, 23.0% of the portfolio value, are located within the Minnesota retail market, and one property, 24.9% of the portfolio value, is located within the Speedway, Indiana retail market. The remaining properties are located within ten markets across six separate states.

PROPERTY MANAGEMENT. The properties comprising Centro Heritage Portfolio V are managed by Centro Watt Management Joint Venture 2, LP.

--------------------------------------------------------------------------------------------------
                                        MARKET SUMMARY(1)
                                                      OCCUPANCY                     RENT
                                                  -----------------   ---------------------------
PROPERTY NAME                    LOCATION         PROPERTY   MARKET   PROPERTY        MARKET
--------------------------------------------------------------------------------------------------

SPEEDWAY SUPERSTORE        Speedway, IN              83.9%    87.5%    $11.22    $12.00 -- $15.50
HIGH POINT CENTRE          Lombard, IL               97.2%    92.1%    $12.41    $10.12 -- $35.00
FAIRVIEW CORNERS(2)        Simpsonville, SC          98.0%    97.5%    $16.67    $17.50 -- $26.00
PLAINVIEW VILLAGE CENTER   Louisville, KY            90.9%    95.4%    $11.65    $9.00 -- $14.50
BURNING TREE PLAZA         Duluth, MN               100.0%    93.0%    $8.17     $8.00 -- $17.00
MERIDIAN VILLAGE           Carmel, IN                93.8%    91.5%    $11.63    $10.00 -- $16.00
SAGAMORE PARK CENTRE       West Lafayette, IN        89.6%    92.7%    $13.35    $12.00 -- $15.00
TERRACE MALL               Robbinsdale, MN           89.6%    89.7%    $7.95          $13.00
ROSEVILLE CENTER           Roseville, MN             98.6%    95.1%    $12.05    $14.00 -- $15.00
LIBERTY CORNERS            Liberty, MO               83.8%    93.6%    $11.35    $12.50 -- $15.00
CENTRAL VALUE CENTER       Columbia Heights, MN      95.5%    89.3%    $6.97          $7.00
TWIN OAKS CENTRE           Silvis, IL                94.5%    95.0%    $8.38          $15.00
FOX RIVER PLAZA            Burlington, WI           100.0%    94.2%    $9.10     $8.00 -- $14.00
--------------------------------------------------------------------------------------------------

-------------------------------------------------------------------
                                                   2006 AVERAGE
                            2006 POPULATION      HOUSEHOLD INCOME
                           -----------------   --------------------
                           3-MILE    5-MILE     3-MILE      5-MILE
PROPERTY NAME              RADIUS    RADIUS     RADIUS      RADIUS
-------------------------------------------------------------------

SPEEDWAY SUPERSTORE         91,976   187,935   $55,517     $55,836
HIGH POINT CENTRE          105,187   285,206   $83,951     $88,005
FAIRVIEW CORNERS(2)         25,286    44,795   $68,609     $66,968
PLAINVIEW VILLAGE CENTER    71,442   185,246   $79,154     $76,235
BURNING TREE PLAZA          17,825    69,888   $56,734     $49,627
MERIDIAN VILLAGE            61,897   113,279   $110,892   $111,835
SAGAMORE PARK CENTRE        57,990    96,568   $50,739     $52,911
TERRACE MALL               122,446   344,195   $58,083     $60,255
ROSEVILLE CENTER           111,228   333,100   $60,819     $62,864
LIBERTY CORNERS             38,822    53,079   $76,728     $76,311
CENTRAL VALUE CENTER       108,164   280,233   $58,801     $59,517
TWIN OAKS CENTRE            42,077    85,764   $51,787     $56,699
FOX RIVER PLAZA             15,797    22,128   $67,406     $70,288
-------------------------------------------------------------------

(1)   Certain information was obtained from the Speedway Superstore, Highpoint
      Centre, Fairview Corners, Plainview Village Center, Burning Tree Plaza,
      Meridian Village, Sagamore, Terrace Mall, Roseville Center, Liberty
      Corners, Central Value Center, Twin Oaks Centre, and Fox River Plaza
      appraisals, dated between July 31, 2006 and September 1, 2006. The appraisals rely upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisals.

(2)   Indicates 2005 population and income figures.

                                    85 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                           CENTRO HERITAGE PORTFOLIO V
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                      LEASE ROLLOVER SCHEDULE

             NUMBER OF                                          % OF BASE   CUMULATIVE    CUMULATIVE %   CUMULATIVE    CUMULATIVE %
              LEASES     SQUARE FEET   % OF GLA    BASE RENT      RENT      SQUARE FEET      OF GLA       BASE RENT    OF BASE RENT
     YEAR    EXPIRING     EXPIRING     EXPIRING    EXPIRING     EXPIRING     EXPIRING       EXPIRING      EXPIRING       EXPIRING
-----------------------------------------------------------------------------------------------------------------------------------

VACANT          NAP         201,632       8.9%            NAP       NAP        201,632         8.9%              NAP         NAP
2007 & MTM       56         226,038      10.0      $2,211,804      11.7%       427,670        18.9%       $2,211,804       11.7%
2008             55         262,502      11.6       2,991,073      15.9        690,172        30.5%       $5,202,878       27.6%
2009             55         330,819      14.6       2,736,866      14.5      1,020,991        45.1%       $7,939,744       42.1%
2010             41         279,738      12.4       2,718,775      14.4      1,300,729        57.5%      $10,658,519       56.5%
2011             41         336,732      14.9       2,674,461      14.2      1,637,461        72.4%      $13,332,981       70.7%
2012             12         156,908       6.9       1,381,906       7.3      1,794,369        79.3%      $14,714,887       78.1%
2013              5         173,415       7.7       1,492,520       7.9      1,967,784        86.9%      $16,207,407       86.0%
2014              9          84,352       3.7         945,826       5.0      2,052,136        90.7%      $17,153,233       91.0%
2015              4          51,665       2.3         533,085       2.8      2,103,801        93.0%      $17,686,318       93.8%
2016              5          35,478       1.6         438,069       2.3      2,139,279        94.5%      $18,124,373       96.2%
2017              1          66,063       2.9         394,562       2.1      2,205,342        97.4%      $18,518,948       98.3%
AFTER             4          57,905       2.6         329,625       1.7      2,263,247       100.0%      $18,848,543      100.0%
-----------------------------------------------------------------------------------------------------------------------------------
                288       2,263,247     100.0%    $18,848,559     100.0%
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                              SIGNIFICANT TENANTS ROLLING IN 2008

                                                        SQUARE FEET    ANNUAL BASE   ANNUAL BASE
PROPERTY NAME                    TENANT                  EXPIRING       RENT PSF        RENT
------------------------------------------------------------------------------------------------

HIGH POINT                       CUB FOODS                 62,000         $8.00       $496,000
SPEEDWAY                         FACTORY CARD OUTLET       16,675        $12.09        201,600
CENTRAL VALUE                    DOLLAR TREE               12,101         $5.25         63,530
CENTRAL VALUE                    TOP VALUE LIQUIDATOR      11,838         $7.85         92,928
------------------------------------------------------------------------------------------------
TOTAL                                                     102,614                     $854,059
------------------------------------------------------------------------------------------------
2008 TOTAL BASE RENT EXPECTED:   $2,991,073
------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                       PROPERTY RENT
                                 % OF 2008 BASE       PSF/MARKET RENT
PROPERTY NAME                    RENT EXPIRING(1)          PSF(2)
-------------------------------------------------------------------------

HIGH POINT                            16.6%        $12.41/ $10.12-$35.00
SPEEDWAY                               6.7          $11.22/$12.00-$15.50
CENTRAL VALUE                          3.1              $6.97/$7.00
CENTRAL VALUE                          2.1              $6.97/$7.00
-------------------------------------------------------------------------
TOTAL                                 28.5%
-------------------------------------------------------------------------
2008 TOTAL BASE RENT EXPECTED:
-------------------------------------------------------------------------

(1)   Calculated based on total rent expected to be collected in 2008.

(2)   Based on certain information obtained from the appraisal.

                                    86 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                           CENTRO HERITAGE PORTFOLIO V
--------------------------------------------------------------------------------

                      [MAP OF CENTRO HERITAGE PORTFOLIO V]

                                    87 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                           CENTRO HERITAGE PORTFOLIO V
--------------------------------------------------------------------------------

                      [MAP OF CENTRO HERITAGE PORTFOLIO V]

                                    88 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                           CENTRO HERITAGE PORTFOLIO V
--------------------------------------------------------------------------------

                      [MAP OF CENTRO HERITAGE PORTFOLIO V]

                                    89 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                                 SOUTHLAND MALL
--------------------------------------------------------------------------------

                            [PHOTO OF SOUTHLAND MALL]

                                    90 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                                 SOUTHLAND MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:         $120,500,000
CUT-OFF DATE PRINCIPAL BALANCE:     $120,500,000
% OF POOL BY IPB:                   2.3%
% OF GROUP S:                       6.9%
LOAN SELLER:                        JPMorgan Chase Bank, N.A.
BORROWER:                           Southland Mall Properties LLC
SPONSOR:                            Investcorp Properties Limited
ORIGINATION DATE:                   12/08/06
INTEREST RATE:                      6.10450%
INTEREST-ONLY PERIOD:               60 months
MATURITY DATE:                      01/01/12
AMORTIZATION TYPE:                  Interest-only
ORIGINAL AMORTIZATION:              N/A
REMAINING AMORTIZATION:             N/A
CALL PROTECTION(1):                 L(33),O(25)
CROSS-COLLATERALIZATION:            No
LOCK BOX:                           Hard
ADDITIONAL DEBT:                    No
ADDITIONAL DEBT TYPE:               N/A
LOAN PURPOSE:                       Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES(4):                           INITIAL       MONTHLY
                                             -----------------------
TAXES:                                          $172,837     $86,418
INSURANCE:                                       $48,423     $16,141
CAPEX:                                                $0      $8,281
OTHER(5):                                    $12,191,427          $0
ROLLOVER RESERVE HOLDBACK:                    $5,393,000          $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:             Single Asset
TITLE:                              Fee
PROPERTY TYPE:                      Retail -- Anchored
SQUARE FOOTAGE:                     663,948
LOCATION:                           Miami, FL
YEAR BUILT/RENOVATED:               1972/2004
OCCUPANCY(2):                       92.4%
OCCUPANCY DATE:                     02/06/07
NUMBER OF TENANTS:                  125
HISTORICAL NOI:
  2004:                             $3,028,183
  2005:                             $3,326,221
  TTM AS OF 07/31/06:               $3,013,961
AVERAGE SALES/SF:                   $359
UW REVENUES:                        $14,342,674
UW EXPENSES:                        $4,258,876
UW NOI(3):                          $10,083,798
UW NET CASH FLOW:                   $9,832,060
APPRAISED VALUE:                    $148,900,000
APPRAISAL DATE:                     11/16/06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:               $181
CUT-OFF DATE LTV(6):                77.3%
MATURITY DATE LTV(6):               77.3%
UW IO DSCR:                         1.32x
UW DSCR:                            1.32x
--------------------------------------------------------------------------------

(1)   The loan has a lockout period of 33 months and an open period of 25 months.

(2)   The occupancy rate given is based on the in-place leases for spaces currently under construction. Renovations are expected to be completed and the tenants to take occupancy as follows: T.J. Maxx opened for business on
      February 18, 2007, Regal Cinemas (March 26, 2007), Old Navy (April 11,
      2007), Ulta Salon (May 31, 2007) and Bally Total Fitness (October 1,
      2007).

(3)   The UW NOI is based on contractual lease obligations at the property which are signed but not yet in place. Regal Cinemas, Bally Total Fitness, Old
      Navy and Ulta Salon are currently under construction and are expected to be in operation by October 2007.

(4)   The amounts of initial and monthly escrows given are the amounts that were deposited at closing.

(5)   The initial other escrow consists of the following: specified tenant reserve ($6,598,012-initial; $5,383,172-remaining), free rent reserve
      ($1,164,873-initial; $1,095,154-remaining), construction completion reserve ($4,437,542-initial; $1,184,122-remaining) and the rollover reserve holdback is $5,369,305.

(6)   The loan-to-value ratio ("LTV") was calculated using the cut-off date principal balance net of the Rollover Reserve Holdback. On an "as is"
      basis the LTV is 80.9%.

                                    91 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                                 SOUTHLAND MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                       SIGNIFICANT TENANTS

                                    RATINGS
                                    MOODY'S/                 % OF         ANNUAL     ANNUAL BASE                LEASE EXPIRATION
              TENANT NAME           FITCH(1)    TOTAL SF   OWNED SF     BASE RENT     RENT PSF     SALES PSF          YEAR
--------------------------------------------------------------------------------------------------------------------------------

ANCHORS
SEARS (NOT PART OF COLLATERAL)       Ba1/BB     179,404      NAP               NAP         NAP         NAP        Anchor Owned
MACY'S (NOT PART OF COLLATERAL)     Baa2/BBB    144,643      NAP               NAP         NAP         NAP        Anchor Owned
KMART(2)                             Ba1/BB     120,391     18.1%         $936,862       $7.78        $220            2019
JC PENNEY                           Baa3/BBB     81,251     12.2           176,165        2.17        $176          2007(3)
REGAL CINEMAS                         B2/B-      70,718     10.7         1,138,560       16.10                        2021
                                                ----------------------------------------------
                                                596,407     41.0%       $2,251,587       $8.27
TOP 10 TENANTS
T.J. MAXX                              A3        35,640      5.4%         $427,680      $12.00                        2017
BALLY TOTAL FITNESS                   Caa1       32,000      4.8           480,000       15.00                        2025
ROSS DRESS FOR LESS                              28,450      4.3           231,200        8.13        $327            2010
DSW SHOE WAREHOUSE, INC                          25,000      3.8           312,500       12.50         $79            2016
OLD NAVY                             Ba1/BB+     14,352      2.2           215,280       15.00                        2017
ULTA SALON                                       10,000      1.5           173,076       17.31                        2017
MATADOR ARGENTINEAN STEAK                         6,500      1.0           195,000       30.00                        2012
NEW YORK & CO.(4)                                 6,438      1.0                                      $206          2007(5)
CHARLOTTE RUSSE                                   6,392      1.0           191,760       30.00                        2016
FINISH LINE                                       5,912      0.9           195,096       33.00                        2016
                                                ----------------------------------------------
SUBTOTAL                                        170,684     25.7%       $2,421,592      $14.19

REMAINING INLINE SPACE(6)                       170,761     25.7%       $5,383,803      $31.53
                                                ----------------------------------------------
VACANT SQUARE FEET:                              50,143      7.6%              NAP
TOTAL OWNED GLA:                                663,948                $10,056,982
TOTAL CENTER GLA:                               987,995
--------------------------------------------------------------------------------------------------------------------------------

(1)   Ratings provided are for the parent company of the entity listed in the
      "Tenant Name" field whether or not the parent company guarantees the lease.

(2)   Kmart is situated on an adjacent open-air retail center, out parcel.

(3)   Upon JC Penny's lease expiration in November 2007, the tenant has four,
      5-year renewal options and an expansion option for an additional 21,500 square feet.

(4)   New York & Co. pays a percentage of rent in lieu of base rent.

(5)   Per the property manager, New York & Co. is currently in the process of renewing their lease.

(6)   Comparable inline tenant sales were $380 per square foot through trailing
      12 months August 2006, up from $344 per square foot for the same period in
      2005. Comparable inline sales in 2005 was $319 per square foot.

                                    92 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                                 SOUTHLAND MALL
--------------------------------------------------------------------------------

THE LOAN. The Southland Mall loan is secured by a first mortgage fee interest in approximately 663,948 square feet of an approximately
987,995 square foot regional retail mall located in Miami, Florida.

THE BORROWER. The borrower is Southland Mall Properties LLC, a single purpose, bankruptcy remote entity. The guarantor for the non-recourse carve-outs is
Investcorp Properties Ltd ("Investcorp") which reports assets of approximately
$4.2 billion and shareholder funds of approximately $1.1 billion. Investcorp's portfolio includes approximately 2.8 million square feet of retail space, approximately $3 billion of property under management and a 2006 income of approximately $130.8 million.

THE PROPERTY. The mortgaged property is a regional retail mall located in
Miami-Dade County, Florida. The mortgaged property is located at the intersection of South Dixie Highway (US-1) and The Homestead Extension of the
Florida Turnpike (HEFT), approximately 38 miles south of Downtown Miami.

The mall was originally constructed in 1972 and renovated in 1994. In 2004, the mortgaged property underwent extensive construction of the interior in order to convert old space and bring in new anchors and national in-line tenants. The tenant mix is a combination of traditional anchors, lifestyle tenants, specialty shops and multiple restaurant offerings. The traditional anchors include J.C. Penney, Macy's and Sears. The lifestyle component is a recent addition led by new anchors Regal Cinemas, Bally's Total Fitness, DSW Shoe
Warehouse, Ulta Salon, Old Navy and T.J. Maxx. Kmart serves as an outparcel anchor along with Ross Dress For Less as junior outparcel anchor.

The construction and remodeling at Southland Mall has introduced a garden theme to the common areas, evidenced in the extensive use of bright colors, planter boxes filled with flowers, decorative shutters used to frame windows, fountains, trellises and decor lighting. A children's play area was added that has become an important draw for parents. Notably, an out parcel was recently sold to Bill Ussery Motors for development as a Mercedes - Benz dealership.

The mall is situated on a 76.2-acre parcel of land, has a gross leaseable area of approximately 987,995 and approximately 663,948 square feet of anchor and in-line space of collateral included in this trust. The Southland Mall contains the following anchor tenants: Sears (approximately 179,404 square feet), Macy's
(approximately 144,643 square feet), Kmart (approximately 120,391 square feet),
J.C. Penney (approximately 81,251 square feet) and Regal Cinema (approximately
70,718 square feet), two of which (Sears and Macy's) own their pads and are not included as collateral for the Southland Mall loan. Southland Mall also contains an adjacent open air retail center occupied by Kmart, Ross Dress for
Less, and Applebees. Kmart, J.C. Penney and Regal Cinemas account for 41.0% of the total collateral while the top ten in-line tenants account for 25.7% of the total collateral square footage.

Other major national tenants at Southland Mall include DSW Shoe Warehouse,
Footlocker, Bath & Body Works, Radio Shack, Athletes Foot, Bally Total Fitness
and Lane Bryant, among others. Of the approximately 122 in-line tenants, none occupies more than 5.4% of the mortgaged property's net rentable area. All of the in-line tenants at Southland Mall are included in the collateral.

Material tenants not yet in occupancy and their expected opening dates are as follows: Regal Cinema (March 2007), Old Navy (April 2007), Ulta Salon (May
2007) and Bally's Total Fitness (October 2007). Upon occupancy by these tenants, there will be 89 tenants present at the Southland Mall, with an overall mall occupancy of 94.9% and a collateral occupancy of 92.4%. For any tenant not in occupancy and paying rent by January 1, 2007, a reserve will be collected equal to all rental income attributed to that tenant until expected rent commencement. This leasing reserve is approximately $1,164,873.

SIGNIFICANT TENANTS

Kmart ("Kmart") is the third largest discount retailer in the U.S., behind
Wal-Mart and Target. The store sells name-brand and private label goods
(including its Martha Stewart label) mostly to low- and mid-income families.
Kmart currently has 1,416 off-mall stores (including 55 Supercenters) in 49
U.S. states, Puerto Rico, Guam and the U.S. Virgin Islands. About 1,100 Kmart
stores contain in-store pharmacies. In 2005, Kmart bought and merged with
Sears, Roebuck & Co. Kmart currently occupies approximately 120,391 square feet or approximately 18.1% of the total owned net rentable area. Kmart's lease expires in 2019 with five 5-year renewal options.

JC Penney Company Inc. ("JC Penney") owns and operates more than 1,000 department stores throughout the U.S. and Puerto Rico. In 2006, JC Penney employed approximately 155,000 employees and had sales of approximately $18.8 million. In 2004, JC Penney sold its Eckerd drugstore chain for $4.5 billion.
Currently, JC Penney represents 12.2% of the total owned net rentable area with approximately 81,251 square feet. The JC Penney lease expires in 2007 with four, 5-year renewal options and an expansion option for approximately 21,500 extra square feet of space.

Regal Cinemas ("Regal") is owned by the Regal Entertainment Group (NYSE:
"RGC"), the US's largest theater owner with more than 6,400 screens at about
539 theatres in 40 states through its Regal Cinemas, Edward Theatres, United
Artist and Hoyts Cinema brands. The Regal Entertainment Group had a 2006 net income of $86.3 million. The Regal at Southland Mall will feature 16 screens and stadium seating, and is scheduled to open on March 27, 2007.

THE MARKET(1). The Southland Mall is located in Miami, Florida within the
Miami-Dade County Market, approximately 15 miles south of downtown Miami. In
2005, the population and average household income within a 1-, 3- and 5-mile radius of the Southland Mall were approximately 14,326, 118,004 and 204,933, respectively and approximately $45,048, $51,770 and $63,066, respectively.

(1)   Certain information was obtained from the Southland Mall appraisal, dated
      November 16, 2006. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    93 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                                 SOUTHLAND MALL
--------------------------------------------------------------------------------

The Southland Mall is more specifically located within the South Dade County submarket. As of the second quarter of 2006, the submarket experienced an average occupancy of 96.0% and rental rates of $16.72 per square foot. In comparison, Southland Mall has a weighted average rental rate of $15.15.

Competition for the mall is moderate, with the four closest competitors located five to twenty-two miles away from Southland Mall. The four main competitors are Miami International Mall, Westland Mall, Mall of the Americas and the
Falls. Average occupancy and sales volume at the competitor malls are 98% and
$364 per square foot, respectively. Average sales at the Southland Mall are
$344 per square foot.

PROPERTY MANAGEMENT. The mortgaged property is managed by Gumberg Asset
Management Corp ("Gumberg") which has been involved with over 575 properties with in excess of 64 million square feet of retail space located in 38 states throughout the country. Gumberg will be expanding on its existing operating relationship with Investcorp by acting as the leasing and management company for the Southland Mall. Gumberg and Investcorp have successfully owned and disposed in excess of 10 assets totaling $500 million.

-------------------------------------------------------------------------------------------------------------------------------
                                                   LEASE ROLLOVER SCHEDULE

              NUMBER OF                                      % OF BASE   CUMULATIVE   CUMULATIVE %  CUMULATIVE     CUMULATIVE %
               LEASES    SQUARE FEET  % OF GLA   BASE RENT      RENT    SQUARE FEET      OF GLA     BASE RENT     OF BASE RENT
   YEAR       EXPIRING    EXPIRING    EXPIRING    EXPIRING    EXPIRING    EXPIRING      EXPIRING     EXPIRING       EXPIRING
-------------------------------------------------------------------------------------------------------------------------------

VACANT           NAP         50,143      7.6%           NAP      NAP        50,143         7.6%             NAP         NAP
2007 & MTM        74        173,347     26.1     $2,848,586     28.3%      223,490        33.7%      $2,848,586        28.3%
2008               4         11,506      1.7        276,294      2.7       234,996        35.4%      $3,124,880        31.1%
2009               7         10,243      1.5        371,033      3.7       245,239        36.9%      $3,495,913        34.8%
2010               6         35,249      5.3        496,520      4.9       280,488        42.2%      $3,992,433        39.7%
2011               4          2,810      0.4        129,673      1.3       283,298        42.7%      $4,122,106        41.0%
2012               7         22,135      3.3        712,320      7.1       305,433        46.0%      $4,834,426        48.1%
2013               4          8,484      1.3        274,965      2.7       313,917        47.3%      $5,109,391        50.8%
2014               1            814      0.1         46,398      0.5       314,731        47.4%      $5,155,789        51.3%
2015               0              0      0.0              0      0.0       314,731        47.4%      $5,155,789        51.3%
2016               5         42,446      6.4        934,883      9.3       357,177        53.8%      $6,090,672        60.6%
2017               8         72,562     10.9      1,155,168     11.5       429,739        64.7%      $7,245,840        72.0%
AFTER              5        234,209     35.3      2,811,142     28.0       663,948       100.0%     $10,056,982       100.0%
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:           125        663,948    100.0%   $10,056,982    100.0%
-------------------------------------------------------------------------------------------------------------------------------

                                    94 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                                 SOUTHLAND MALL
--------------------------------------------------------------------------------

                             [MAP OF SOUTHLAND MALL]

                                    95 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                                 SOUTHLAND MALL
--------------------------------------------------------------------------------

                             [MAP OF SOUTHLAND MALL]

                                    96 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    97 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                                 FRANKLIN TOWER
--------------------------------------------------------------------------------

                            [PHOTO OF FRANKLIN TOWER]

                                    98 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                                 FRANKLIN TOWER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:         $105,000,000
CUT-OFF DATE PRINCIPAL BALANCE:     $105,000,000
% OF POOL BY IPB:                   2.0%
% OF GROUP S:                       6.0%
LOAN SELLER:                        UBS Real Estate Securities Inc.
BORROWER:                           SRI Eight Franklin Tower LLC
SPONSOR:                            Shorenstein Realty Investors
                                    Eight, L.P.
ORIGINATION DATE:                   03/01/07
INTEREST RATE:                      5.67500%
INTEREST-ONLY PERIOD:               60 months
MATURITY DATE:                      03/09/12
AMORTIZATION TYPE:                  Interest-only
ORIGINAL AMORTIZATION:              N/A
REMAINING AMORTIZATION:             N/A
CALL PROTECTION:                    L(24),Def(32),O(4)
CROSS-COLLATERALIZATION:            No
LOCK BOX:                           Hard
ADDITIONAL DEBT:                    No
ADDITIONAL DEBT TYPE:               N/A
LOAN PURPOSE:                       Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                  INITIAL        MONTHLY
                                  ------------------------
TAXES:                            $1,060,901      $176,817
INSURANCE:                        $10,108          $10,108
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:             Single Asset
TITLE:                              Fee
PROPERTY TYPE:                      Office -- CBD
SQUARE FOOTAGE:                     216,192
LOCATION:                           Washington, DC
YEAR BUILT/RENOVATED:               1967/1991
OCCUPANCY:                          91.5%
OCCUPANCY DATE:                     03/01/07
NUMBER OF TENANTS:                  22
UW REVENUES:                        $13,017,826
UW EXPENSES:                        $5,419,997
UW NOI:                             $7,597,829
UW NET CASH FLOW:                   $7,319,004
APPRAISED VALUE:                    $150,000,000
APPRAISAL DATE:                     02/13/07
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:               $486
CUT-OFF DATE LTV:                   70.0%
MATURITY DATE LTV:                  70.0%
UW IO DSCR:                         1.21x
UW DSCR:                            1.21x
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                     SIGNIFICANT TENANTS

                                       MOODY'S/   SQUARE   % OF    BASE RENT  LEASE EXPIRATION
TENANT NAME                            FITCH(1)    FEET     GLA       PSF           YEAR
----------------------------------------------------------------------------------------------

WOMBLE CARLYLE SANDRIDGE & RICE                   41,509   19.2%    $34.20         2011
AT&T                                    A2/A      37,501   17.3%    $36.82         2008
UNITED TECHNOLOGIES, CORP.              A2/A+     18,518    8.6%    $33.41         2011
ALLIANCE OF AUTO MANUFACTURERS                    18,514    8.6%    $35.17         2013
CHEVRON USA, INC.                        AA       13,372    6.2%    $38.66         2015
----------------------------------------------------------------------------------------------

(1)   Ratings provided are for the parent company of the entity listed in the
      "Tenant Name" field whether or not the parent company guarantees the lease.

                                    99 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                              OUTRIGGER GUAM RESORT
--------------------------------------------------------------------------------

                        [PHOTO OF OUTRIGGER GUAM RESORT]

                                   100 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                              OUTRIGGER GUAM RESORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:         $105,000,000
CUT-OFF DATE PRINCIPAL BALANCE:     $105,000,000
% OF POOL BY IPB:                   2.0%
% OF GROUP R-1:                     3.4%
LOAN SELLER:                        UBS Real Estate Securities Inc.
BORROWER:                           Bayview II, LLC
SPONSOR:                            Michael Ysrael, Alfred Ysrael
ORIGINATION DATE:                   03/01/07
INTEREST RATE:                      6.98000%
INTEREST-ONLY PERIOD:               N/A
MATURITY DATE:                      03/11/17
AMORTIZATION TYPE:                  Balloon
ORIGINAL AMORTIZATION:              360 months
REMAINING AMORTIZATION:             360 months
CALL PROTECTION:                    L(24),Def(95),O(1)
CROSS-COLLATERALIZATION:            No
LOCK BOX:                           Cash Management Agreement
ADDITIONAL DEBT:                    No
ADDITIONAL DEBT TYPE:               N/A
LOAN PURPOSE:                       Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                 INITIAL       MONTHLY
                                  ---------------------
TAXES:                            $30,680       $15,340
INSURANCE:                        $791,667      $79,167
FF&E(1):                          $0            $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:             Single Asset
TITLE:                              Fee
PROPERTY TYPE:                      Mixed Use -- Hotel/Retail
ROOMS:                              600
LOCATION:                           Tumon, GU
YEAR BUILT/RENOVATED:               1999/2003
OCCUPANCY(2):                       85.3%
OCCUPANCY DATE:                     12/01/06
HISTORICAL NOI:
  2004:                             $12,878,765
  2005:                             $13,830,525
  2006:                             $13,733,640
UW REVENUES:                        $34,219,941
UW EXPENSES:                        $21,199,153
UW NOI:                             $13,020,788
UW NET CASH FLOW:                   $11,666,654
APPRAISED VALUE:                    $148,200,000
APPRAISAL DATE:                     02/01/07
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/ROOM(3):          $175,000
CUT-OFF DATE LTV:                   70.9%
MATURITY DATE LTV:                  61.8%
UW IO DSCR:                         N/A
UW DSCR:                            1.39x
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                         PROPERTY HISTORICAL OPERATING STATISTICS

             OCCUPANCY                                   ADR                                       REVPAR
-----------------------------------   -----------------------------------------   -----------------------------------------
  2004     2005      2006      UW       2004       2005       2006        UW        2004       2005       2006        UW
---------------------------------------------------------------------------------------------------------------------------

 81.5%     87.1%     85.3%    85.3%   $ 131.67   $ 132.01   $ 135.72   $ 135.72   $ 107.27   $ 115.01   $ 115.75   $ 115.75
---------------------------------------------------------------------------------------------------------------------------

(1)   FF&E Reserves are not required provided that the property's management company maintain a capital improvement reserve account at a minimum amount of 4% of gross revenues on a monthly basis.

(2)   The mortgaged property's occupancy shown reflects only the hotel portion of the collateral. The mortgaged property contains approximately 37,215 square feet of retail space that is currently 100% occupied.

(3)   The mortgaged property's retail space is excluded from the loan/room calculation.

                                   101 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                   LONG ISLAND MARRIOTT AND CONFERENCE CENTER
--------------------------------------------------------------------------------

              [PHOTO OF LONG ISLAND MARRIOTT AND CONFERENCE CENTER]

                                   102 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                   LONG ISLAND MARRIOTT AND CONFERENCE CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:         $103,500,000
CUT-OFF DATE PRINCIPAL BALANCE:     $103,500,000
% OF POOL BY IPB:                   1.9%
% OF GROUP R-1:                     3.3%
LOAN SELLER:                        UBS Real Estate Securities Inc.
BORROWER:                           Rex Uniondale Hotel LLC
SPONSOR:                            Rex New Venture Properties, LLC
ORIGINATION DATE:                   01/25/07
INTEREST RATE:                      6.11850%
INTEREST-ONLY PERIOD:               120 months
MATURITY DATE:                      02/10/17
AMORTIZATION TYPE:                  Interest-only
ORIGINAL AMORTIZATION:              N/A
REMAINING AMORTIZATION:             N/A
CALL PROTECTION:                    L(24),Def(91),O(4)
CROSS-COLLATERALIZATION:            No
LOCK BOX:                           Cash Management Agreement
ADDITIONAL DEBT:                    No
ADDITIONAL DEBT TYPE(1):            Permitted Mezzanine Loan
LOAN PURPOSE:                       Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                INITIAL          MONTHLY
                                 ------------------------
FF&E(2):                         $20,000,000      $0
DEBT SERVICE RESERVE(3):         $1,000,000       $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:             Single Asset
TITLE:                              Leasehold
PROPERTY TYPE:                      Hotel -- Full Service
ROOMS:                              618
LOCATION:                           Uniondale, NY
YEAR BUILT/RENOVATED:               1982/2006
OCCUPANCY:                          70.8%
OCCUPANCY DATE:                     12/31/06
HISTORICAL NOI:
  2004:                             $6,583,133
  2005:                             $7,839,981
  2006:                             $9,648,959
UW REVENUES:                        $44,779,000
UW EXPENSES:                        $33,466,900
UW NOI:                             $11,312,100
UW NET CASH FLOW(4):                $9,520,940
APPRAISED VALUE
   (STABILIZED)(5):                 $152,000,000
APPRAISAL DATE:                     01/01/10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/ROOM:             $167,476
CUT-OFF DATE LTV(5):                68.1%
MATURITY DATE LTV(5):               68.1%
UW IO DSCR(4):                      1.48x
UW DSCR(4):                         1.48x
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                         PROPERTY HISTORICAL OPERATING STATISTICS

            OCCUPANCY                                  ADR                                       REVPAR
----------------------------------  ------------------------------------------  ----------------------------------------
  2004     2005     2006     UW       2004       2005       2006        UW        2004      2005       2006       UW
------------------------------------------------------------------------------------------------------------------------

 63.8%     67.0%    70.4%   72.6%   $ 154.96   $ 159.03   $ 163.76   $ 179.74   $ 98.84   $ 106.52   $ 115.23  $ 130.49
------------------------------------------------------------------------------------------------------------------------

(1)   Any direct or indirect owner of the borrower (other than the principal) is permitted to incur mezzanine debt, provided that, but not limited to, the following conditions are satisfied: (i) the aggregate principal amount of the mezzanine debt does not exceed, when added to the outstanding principal amount of the mortgage loan, an LTV ratio of 80%, and (ii) the
      DSCR for the immediately preceding 12 full calendar months is equal to or exceeds 1.20x.

(2)   At origination, the borrower deposited $20,000,000 into the FF&E Reserve, which will be used for capital improvements based on the Property
      Improvement Plan ("PIP") and is to be completed by June 30, 2008, pursuant to the in place management agreement. Funds will be disbursed based on the actual costs incurred for the PIP. The borrower may request funds to be released once in any calendar month subject to a minimum disbursement of
      $100,000. Upon completion of the PIP, the balance of the FF&E Reserve, if any, will be remitted to the borrower provided that the DSCR is greater than or equal to 1.20x.

(3)   At origination, the borrower deposited $1,000,000 into the debt service reserve, which will be used for any shortfalls in debt service during the
      PIP period. Funds will be remitted to the borrower upon (i) completion of the PIP and (ii) the DSCR is greater than or equal to 1.20x.

(4)   The underwritten cash flow is based on the property's projected performance after the PIP. The mortgaged property's actual DSCR is 1.26x.

(5)   The appraised value and corresponding loan-to-value ratio is based on the property's stabilized value of $152,000,000, which reflects the property's projected performance after the PIP. The property's "as-is" loan-to-value ratio is 77.1% based on the "as-is" appraised value of $107,000,000 and the loan balance net of the upfront FF&E Reserve and Debt Service Reserve.

                                   103 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                            THE ORCHARD AT SADDLEBACK
--------------------------------------------------------------------------------

                    [PHOTO OF THE THE ORCHARD AT SADDLEBACK]

                                   104 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                            THE ORCHARD AT SADDLEBACK
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:         $100,000,000
CUT-OFF DATE PRINCIPAL BALANCE:     $100,000,000
% OF POOL BY IPB:                   1.9%
% OF GROUP R-1:                     3.2%
LOAN SELLER:                        Nomura Credit & Capital, Inc.
BORROWER:                           WALF, LLC
SPONSOR:                            WALF, LLC
ORIGINATION DATE:                   12/15/06
INTEREST RATE:                      6.53200%
INTEREST-ONLY PERIOD:               120 months
MATURITY DATE:                      01/11/17
AMORTIZATION TYPE:                  Interest-only
ORIGINAL AMORTIZATION:              N/A
REMAINING AMORTIZATION:             N/A
CALL PROTECTION:                    L(24),Def(87),O(7)
CROSS-COLLATERALIZATION:            No
LOCK BOX:                           Springing
ADDITIONAL DEBT:                    No
ADDITIONAL DEBT TYPE:               N/A
LOAN PURPOSE:                       Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                  INITIAL       MONTHLY
                                   ----------------------
TAXES:                               $128,083     $32,021
INSURANCE:                            $39,602      $7,920
CAPEX:                                     $0      $2,321
ENVIRONMENTAL:                       $200,000          $0
TI/LC(1):                          $7,132,087   Springing
DEBT SERVICE(2):                   $3,266,000          $0
LEASING RESERVE(3):                $6,150,000          $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:             Single Asset
TITLE:                              Fee
PROPERTY TYPE:                      Retail -- Anchored
SQUARE FOOTAGE:                     278,461
LOCATION:                           Lake Forest, CA
YEAR BUILT/RENOVATED:               2004/2006
OCCUPANCY:                          94.3%
OCCUPANCY DATE:                     12/01/06
NUMBER OF TENANTS:                  38
UW REVENUES:                        $10,196,209
UW EXPENSES:                        $2,339,635
UW NOI:                             $7,856,574
UW NET CASH FLOW:                   $7,701,336
APPRAISED VALUE:                    $125,200,000
APPRAISAL DATE:                     12/01/06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:               $359
CUT-OFF DATE LTV:                   79.9%
MATURITY LTV:                       79.9%
UW IO DSCR:                         1.16x
UW DSCR:                            1.16x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              SIGNIFICANT TENANTS

                                   SQUARE               BASE          LEASE
TENANT NAME      MOODY'S/FITCH(4)   FEET   % OF GLA   RENT PSF   EXPIRATION YEAR
--------------------------------------------------------------------------------
RALPHS              Baa2/BBB       55,000    19.8%     $22.00         2027
HOMEGOODS, INC         A3          25,000     9.0%     $15.20         2015
SHOE PAVILION                      23,000     8.3%     $21.00         2015
PETSMART, INC          Ba2         20,000     7.2%     $22.00         2020
STAPLES             Baa1/BBB+      20,000     7.2%     $23.00         2021
--------------------------------------------------------------------------------

(1)   The mortgagee escrowed $7,132,087 for unpaid and future tenant improvements and leasing activities. This amount includes a $4,630,000 payment for the Ralph's store improvements. On-going TI/LC reserves will be collected at $23,205 per month, beginning in year 5.

(2)   A six-month debt service reserve was established at closing to cover debt-service shortfalls until Phase II tenants commence paying rent. The first payment commenced on February 11, 2007 and will continue for the succeeding five payment periods.

(3)   The reserve will be released as the mortgagee is presented with executed leased. The mortgagee release of reserve will be based upon the aggregate base rent provided for in the approved lease multiplied by $18.29.

(4)   Ratings provided are for the parent company of the entity listed in the
      "Tenant Name" field whether or not the parent company guarantees the lease.

                                   105 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                                OSPREY PORTFOLIO
--------------------------------------------------------------------------------

                           [PHOTO OF OSPREY PORTFOLIO]

                                   106 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2007-LDP10

--------------------------------------------------------------------------------
                                OSPREY PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:         $96,240,000
CUT-OFF DATE PRINCIPAL BALANCE:     $96,240,000
% OF POOL BY IPB:                   1.8%
% OF GROUP R-1:                     3.1%
LOAN SELLER:                        JPMorgan Chase Bank, N.A.
BORROWER:                           Osprey Lakeview LLC, et al.
SPONSOR:                            Osprey East, A Webber/Osprey
                                    Joint Venture, L.L.C
ORIGINATION DATE:                   02/05/07
INTEREST RATE:                      5.61600%
INTEREST-ONLY PERIOD:               120 months
MATURITY DATE:                      03/01/17
AMORTIZATION TYPE:                  Interest-only
ORIGINAL AMORTIZATION:              N/A
REMAINING AMORTIZATION:             N/A
CALL PROTECTION:                    L(24),Def(91),O(5)
CROSS-COLLATERALIZATION:            No
LOCK BOX:                           Cash Management Agreement
ADDITIONAL DEBT:                    No
ADDITIONAL DEBT TYPE:               N/A
LOAN PURPOSE:                       Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                 INITIAL       MONTHLY
                                  --------      ----------
TAXES:                            $150,555      $150,555
INSURANCE:                        $0            Springing(1)
TI/LC:                            $0            Springing(2)
CAPEX:                            $0            $8,048
LETTER OF CREDIT:                 $320,000      $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:             Portfolio
TITLE:                              Fee
PROPERTY TYPE:                      Office -- Suburban
SQUARE FOOTAGE:                     691,024
LOCATION:                           Various, FL
YEAR BUILT/RENOVATED:               Various/Various
OCCUPANCY:                          97.8%
OCCUPANCY DATE:                     Various
NUMBER OF TENANTS:
HISTORICAL NOI:
  2005:                             $5,425,630
  TTM AS OF 11/30/06:               $8,349,731
UW REVENUES:                        $15,425,474
UW EXPENSES:                        $7,366,765
UW NOI:                             $8,058,711
UW NET CASH FLOW:                   $7,615,156
APPRAISED VALUE:                    $120,300,000
APPRAISAL DATE:                     Various
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:               $139
CUT-OFF DATE LTV:                   80.0%
MATURITY DATE LTV:                  80.0%
UW IO DSCR:                         1.39x
UW DSCR:                            1.39x
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                         PORTFOLIO SUMMARY

                                                                                                                         ALLOCATED
                                             YEAR BUILT/                                                         % OF      LOAN
PROPERTY NAME                  LOCATION       RENOVATED    TOTAL SF  OCCUPANCY %  LEAD TENANT                     GLA     AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------

WESTLAKE CORPORATE CENTER
  I & II                      Tampa, FL      1999 / 2001   171,448     100.0%     United Healthcare Group, Inc.  29.7%  $25,600,000
TAMPA OAKS ONE                Tampa, FL         1998       164,752      99.5%     Coca-Cola Enterprises, Inc.    25.9%   23,760,000
LAKEWOOD RANCH                Bradenton, FL     1998       101,312     100.0%     Gevity HR Inc                  95.3%   16,400,000
LAKE VIEW AT HIDDEN RIVER     Tampa, FL         1989       125,390      95.6%     AchieveGlobal, Inc.            21.9%   16,000,000
ORION CENTER                  Tampa, FL         1987        68,447     100.0%     Laser Spine Institute          43.8%    8,320,000
PALM COURT AT HIDDEN RIVER    Tampa, FL         1989        59,675      85.2%     Bausch & Lomb, Incorporated    44.4%    6,160,000
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                                    691,024      97.8%                                    54.9%  $96,240,000
-----------------------------------------------------------------------------------------------------------------------------------

(1)   Insurance escrows are springing upon event of default.

(2)   Rollover reserves are waived unless the DSCR is less than 1.10x for two consecutive quarters or there is an event of default. If the DSCR is reduced below 1.10x for two consecutive quarters, the borrower will deposit $57,614 a month ($1/sf/annually) until the DSCR equals or exceeds
      1.10x for two consecutive quarters. Rollover reserve is capped at
      $1,382,736 (2 years).

                                   107 of 107

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.